UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-649

Fidelity Puritan Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2005

Item 1. Reports to Stockholders

Fidelity®

Balanced

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	18.04%	7.96%	10.64%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Larry Rakers and George Fischer, Co-Portfolio Managers of Fidelity® Balanced Fund

A late-inning rally in the equity and investment-grade bond markets helped propel bellwether indexes into positive territory for the year ending July 31, 2005. While equities moved up and down in cadence with gyrations in oil prices and investors' concerns about inflation, they ended the period on a high note, as bullish economic data and strong corporate earnings - particularly in July - urged on respectable gains, even as oil prices broke through the $60-per-barrel mark. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index rose 14.05% and 16.51%, respectively, during the period. Small- and mid-capitalization stocks outperformed large-caps, as the blue-chips' proxy Dow Jones Industrial AverageSM gained a more modest 7.29%. Meanwhile, in the fixed-income market, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain was driven by the higher-yielding spread sectors, such as investment-grade corporates and mortgage-backed securities, although healthy returns from Treasuries also helped support the market's advance.

For the 12 months ending July 31, 2005, the fund returned 18.04%, compared with 11.18% for the LipperSM Balanced Funds Average and 12.83% for the Fidelity Balanced Hybrid Composite Index, a hypothetical blend of the total returns of the Russell 3000® Index, Russell 3000 Value Index and the Lehman Brothers Aggregate Bond Index, using weightings of 30%, 30% and 40%, respectively. In equities, the fund benefited from favorable stock picking in energy, health care, consumer discretionary and materials, along with an overweighting in the health care equipment and services subsector. Among individual holdings, energy services conglomerate Halliburton blew past analysts' second-quarter earnings estimates, handily reversing a year-earlier loss. The top contributor compared with the equity benchmark was technology stock Freescale Semiconductor. Robust earnings gains, fueled in part by strong cellular handset demand, helped Freescale's stock. Canadian electronics contract manufacturer Celestica was the biggest detractor in absolute terms and third-largest relative to the equity benchmark. The company's share price fell sharply after reporting that sales for its fiscal third quarter were behind forecasts. In telecommunication services, broadband provider Covad Communications Group struggled following disappointing fourth-quarter financial results. On the fixed-income side, the fund enjoyed benchmark-beating performance from both investment-grade and high-yield bonds.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,071.40	$ 3.34
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.57	$ 3.26

*Expenses are equal to the Fund's annualized expense ratio of .65%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	1.8	1.6
National Oilwell Varco, Inc.	1.3	0.8
Bank of America Corp.	1.2	1.5
Halliburton Co.	1.2	0.6
American International Group, Inc.	1.2	1.0
	6.7
Top Five Bond Issuers as of July 31, 2005
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	13.7	11.3
U.S. Treasury Obligations	4.5	5.2
Freddie Mac	2.2	1.6
United Mexican States	0.2	0.3
Dominion Resources, Inc.	0.2	0.1
	20.8
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.5	16.3
Information Technology	12.1	11.0
Industrials	9.6	9.2
Energy	8.6	7.1
Health Care	8.3	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 70.2%		Stocks 69.3%
	Bonds 31.3%		Bonds 30.1%
	Convertible Securities 0.2%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets*** (1.7)%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	8.1%	** Foreign investments	9.5%

Percentages are adjusted for the effect of futures contracts and swap contracts, if applicable.

***Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 70.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.4%
American Axle & Manufacturing Holdings, Inc.	1,206,400	$ 33,236
Lear Corp.	8,800	376
TRW Automotive Holdings Corp. (a)	644,800	17,171
		50,783
Automobiles - 0.0%
Coachmen Industries, Inc.	332,900	4,388
Diversified Consumer Services - 0.2%
Career Education Corp. (a)	456,700	17,715
Carriage Services, Inc. Class A (a)	542,400	3,423
Education Management Corp. (a)	110,400	3,836
Service Corp. International (SCI)	496,500	4,305
		29,279
Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc. (a)	329,600	13,481
Carnival Corp. unit	179,800	9,422
Kerzner International Ltd. (a)	369,600	22,084
McDonald's Corp.	1,216,800	37,928
Outback Steakhouse, Inc.	162,900	7,588
Royal Caribbean Cruises Ltd.	499,200	22,689
Six Flags, Inc. (a)	714,800	3,753
WMS Industries, Inc. (a)	218,000	7,105
		124,050
Household Durables - 1.5%
D.R. Horton, Inc.	635,560	26,109
Interface, Inc. Class A (a)	1,796,828	18,346
KB Home	489,300	40,079
LG Electronics, Inc.	242,530	15,785
Ryland Group, Inc.	355,400	28,716
Sony Corp. sponsored ADR	238,000	7,737
Standard Pacific Corp.	184,600	17,609
Techtronic Industries Co. Ltd.	7,057,000	17,521
Tempur-Pedic International, Inc. (a)	247,900	4,266
Toll Brothers, Inc. (a)	844,200	46,786
		222,954
Internet & Catalog Retail - 0.1%
eBay, Inc. (a)	421,320	17,603
Leisure Equipment & Products - 0.1%
Brunswick Corp.	382,500	17,809
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.6%
ADVO, Inc.	223,100	$ 7,842
Antena 3 Television SA	688,400	13,580
Discovery Holding Co. Class A (a)	226,216	3,228
E.W. Scripps Co. Class A	305,200	15,422
EchoStar Communications Corp. Class A	936,100	26,885
Gestevision Telecinco SA	305,800	7,249
Lagardere S.C.A. (Reg.) (f)	218,200	15,755
Lamar Advertising Co. Class A (a)	951,400	41,871
Liberty Global, Inc. Class A (a)	542,607	25,741
Liberty Media Corp. Class A (a)	2,262,168	19,884
McGraw-Hill Companies, Inc.	248,000	11,410
News Corp. Class A	1,862,092	30,501
NTL, Inc. (a)	806,830	53,759
Omnicom Group, Inc.	153,000	12,985
Radio One, Inc. Class D (non-vtg.) (a)	455,304	6,015
Salem Communications Corp. Class A (a)	264,849	5,321
SBS Broadcasting SA (a)	93,100	4,449
SES Global unit	495,801	7,779
The DIRECTV Group, Inc. (a)	783,800	12,071
TVN SA	381,809	5,747
Vivendi Universal SA sponsored ADR	307,400	9,769
Walt Disney Co.	1,280,900	32,842
		370,105
Multiline Retail - 0.4%
Dollar Tree Stores, Inc. (a)	569,700	14,237
Family Dollar Stores, Inc.	66,000	1,703
Federated Department Stores, Inc.	195,700	14,848
Fred's, Inc. Class A	706,700	13,639
JCPenney Co., Inc.	245,200	13,766
Target Corp.	22,000	1,293
		59,486
Specialty Retail - 0.8%
Aeropostale, Inc. (a)	381,600	11,391
Best Buy Co., Inc.	101,300	7,760
Big 5 Sporting Goods Corp.	396,671	10,968
Edgars Consolidated Stores Ltd.	444,000	2,155
Foot Locker, Inc.	714,100	17,853
Home Depot, Inc.	436,200	18,979
Linens 'N Things, Inc. (a)	132,200	3,470
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Pacific Sunwear of California, Inc. (a)	645,225	$ 15,737
Ross Stores, Inc.	297,600	7,886
Sports Authority, Inc. (a)	148,700	4,729
Staples, Inc.	266,700	6,073
The Pep Boys - Manny, Moe & Jack	943,500	12,822
		119,823
TOTAL CONSUMER DISCRETIONARY		1,016,280
CONSUMER STAPLES - 3.9%
Beverages - 0.3%
Coca-Cola Enterprises, Inc.	422,400	9,926
Diageo PLC sponsored ADR	35,200	1,960
The Coca-Cola Co.	711,500	31,135
		43,021
Food & Staples Retailing - 0.7%
CVS Corp.	1,096,800	34,034
Jean Coutu Group, Inc. Class A (sub. vtg.)	719,000	10,747
Rite Aid Corp. (a)	793,300	3,562
Safeway, Inc.	499,300	12,133
Wal-Mart de Mexico SA de CV Series V	220,200	987
Wal-Mart Stores, Inc.	945,500	46,660
Walgreen Co.	69,400	3,321
		111,444
Food Products - 0.9%
Bunge Ltd.	273,700	16,802
Corn Products International, Inc.	836,500	20,135
Dean Foods Co. (a)	258,400	9,225
General Mills, Inc.	315,900	14,974
Groupe Danone	82,000	8,113
Kellogg Co.	228,100	10,335
McCormick & Co., Inc. (non-vtg.)	404,100	14,055
Nestle SA (Reg.)	36,958	10,140
Smithfield Foods, Inc. (a)	163,700	4,276
The J.M. Smucker Co.	341,660	16,253
TreeHouse Foods, Inc. (a)	119,800	3,663
		127,971
Household Products - 0.7%
Colgate-Palmolive Co.	717,100	37,963
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - continued
Procter & Gamble Co.	942,400	$ 52,426
Spectrum Brands, Inc. (a)	246,400	7,638
		98,027
Personal Products - 0.2%
Alberto-Culver Co.	193,400	8,726
Avon Products, Inc.	325,700	10,654
Gillette Co.	158,700	8,517
		27,897
Tobacco - 1.1%
Altria Group, Inc.	2,419,600	162,016
TOTAL CONSUMER STAPLES		570,376
ENERGY - 8.0%
Energy Equipment & Services - 5.6%
BJ Services Co.	981,577	59,866
Grant Prideco, Inc. (a)	3,428,800	110,064
Grey Wolf, Inc. (a)	2,651,100	20,334
Halliburton Co.	3,167,100	177,516
Maverick Tube Corp. (a)	104,100	3,453
Nabors Industries Ltd. (a)	250,200	16,376
National Oilwell Varco, Inc. (a)	3,529,077	184,747
Pride International, Inc. (a)	4,967,843	129,263
Smith International, Inc.	522,700	35,512
Superior Well Services, Inc.	45,300	830
Weatherford International Ltd. (a)	1,091,600	69,076
		807,037
Oil, Gas & Consumable Fuels - 2.4%
Cabot Oil & Gas Corp.	272,700	11,050
Chesapeake Energy Corp.	994,700	25,972
El Paso Corp.	484,200	5,810
EnCana Corp.	730,000	30,092
Giant Industries, Inc. (a)	51,100	2,004
Holly Corp.	638,766	29,907
Mariner Energy, Inc. (h)	516,300	8,003
Massey Energy Co.	189,300	8,187
McMoRan Exploration Co. (a)(f)	340,500	6,013
Penn Virginia Corp.	266,600	14,383
Petroleum Development Corp. (a)	183,500	6,870
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Plains Exploration & Production Co. (a)	312,400	$ 12,043
Quicksilver Resources, Inc. (a)	802,100	33,977
Range Resources Corp.	636,800	19,448
Ultra Petroleum Corp. (a)	220,200	8,350
Valero Energy Corp.	1,588,000	131,455
		353,564
TOTAL ENERGY		1,160,601
FINANCIALS - 12.2%
Capital Markets - 1.3%
E*TRADE Financial Corp. (a)	1,190,900	18,471
Goldman Sachs Group, Inc.	257,100	27,633
Lazard Ltd.:
unit	198,300	4,815
Class A	161,900	3,863
Lehman Brothers Holdings, Inc.	402,500	42,315
Merrill Lynch & Co., Inc.	1,012,500	59,515
Nuveen Investments, Inc. Class A	344,100	13,076
State Street Corp.	239,400	11,908
		181,596
Commercial Banks - 2.7%
Bank of America Corp.	4,099,402	178,734
Cathay General Bancorp	79,834	2,837
HDFC Bank Ltd. sponsored ADR	96,500	4,902
Nara Bancorp, Inc.	410,721	6,383
North Fork Bancorp, Inc., New York	755,395	20,690
PrivateBancorp, Inc.	28,000	1,035
SVB Financial Group (a)	354,500	18,200
UCBH Holdings, Inc.	1,530,578	27,964
UnionBanCal Corp.	158,700	11,322
Wachovia Corp.	1,687,614	85,022
Wells Fargo & Co.	308,800	18,942
Wilshire Bancorp, Inc.	695,124	10,934
Wintrust Financial Corp.	245,000	13,139
		400,104
Consumer Finance - 0.3%
American Express Co.	402,700	22,149
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Consumer Finance - continued
Capital One Financial Corp.	246,500	$ 20,336
MBNA Corp.	203,300	5,115
		47,600
Diversified Financial Services - 1.9%
Citigroup, Inc.	3,954,704	172,030
Infrastructure Development Finance Co. Ltd. (a)	1,230,534	963
JPMorgan Chase & Co.	2,796,700	98,276
		271,269
Insurance - 3.2%
ACE Ltd.	597,000	27,587
AFLAC, Inc.	440,500	19,867
AMBAC Financial Group, Inc.	273,600	19,655
American International Group, Inc.	2,880,231	173,390
Assurant, Inc.	286,700	10,594
Conseco, Inc. (a)	148,700	3,243
Endurance Specialty Holdings Ltd.	431,800	16,840
Genworth Financial, Inc. Class A (non-vtg.)	371,900	11,663
Hartford Financial Services Group, Inc.	425,500	34,283
Hilb Rogal & Hobbs Co.	223,100	7,561
MBIA, Inc.	465,400	28,268
MetLife, Inc. unit	714,000	19,756
Platinum Underwriters Holdings Ltd.	149,800	5,194
Scottish Re Group Ltd.	1,648,900	39,656
Specialty Underwriters' Alliance, Inc.	547,300	5,482
The St. Paul Travelers Companies, Inc.	635,600	27,979
Universal American Financial Corp. (a)	297,500	7,324
USI Holdings Corp. (a)	744,700	9,551
W.R. Berkley Corp.	135,300	5,064
		472,957
Real Estate - 0.8%
Alexandria Real Estate Equities, Inc.	45,000	3,620
CBL & Associates Properties, Inc.	144,300	6,620
CenterPoint Properties Trust (SBI)	240,000	10,526
Corporate Office Properties Trust (SBI)	94,200	3,172
Digital Realty Trust, Inc.	88,100	1,669
Education Realty Trust, Inc.	173,500	3,441
Equity Lifestyle Properties, Inc.	153,200	6,752
Equity Office Properties Trust	247,900	8,788
Equity Residential (SBI)	441,800	17,849
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
General Growth Properties, Inc.	301,500	$ 13,863
Highwoods Properties, Inc. (SBI)	99,200	3,140
Pennsylvania Real Estate Investment Trust (SBI)	81,000	3,962
Reckson Associates Realty Corp.	239,000	8,394
Trizec Properties, Inc.	451,350	9,916
United Dominion Realty Trust, Inc. (SBI)	242,400	6,169
Vornado Realty Trust	138,800	12,303
		120,184
Thrifts & Mortgage Finance - 2.0%
Countrywide Financial Corp.	606,701	21,841
Doral Financial Corp.	815,000	12,575
Fannie Mae	513,100	28,662
Fidelity Bankshares, Inc.	306,620	9,609
First Niagara Financial Group, Inc.	190,000	2,799
Freddie Mac	1,147,200	72,595
Golden West Financial Corp., Delaware	133,500	8,694
Hudson City Bancorp, Inc.	991,700	11,732
KNBT Bancorp, Inc.	240,400	3,885
MGIC Investment Corp.	99,500	6,824
NetBank, Inc.	1,830,579	17,079
New York Community Bancorp, Inc. (f)	951,766	17,474
NewAlliance Bancshares, Inc.	743,876	10,749
R&G Financial Corp. Class B	424,600	6,709
Sovereign Bancorp, Inc.	1,455,600	34,920
W Holding Co., Inc.	1,984,164	21,211
		287,358
TOTAL FINANCIALS		1,781,068
HEALTH CARE - 8.1%
Biotechnology - 0.8%
Alkermes, Inc. (a)	749,600	11,619
Angiotech Pharmaceuticals, Inc. (a)	428,900	5,808
Biogen Idec, Inc. (a)	183,500	7,210
BioMarin Pharmaceutical, Inc. (a)	979,100	8,322
Cephalon, Inc. (a)	242,400	10,157
CSL Ltd.	751,153	19,835
DOV Pharmaceutical, Inc. warrants 6/2/09 (a)	34	0
Genentech, Inc. (a)	172,786	15,435
Medarex, Inc. (a)	822,300	8,017
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
MedImmune, Inc. (a)	168,600	$ 4,790
ONYX Pharmaceuticals, Inc. (a)	271,436	6,365
OSI Pharmaceuticals, Inc. (a)	390,000	16,107
Serologicals Corp. (a)	153,700	3,535
		117,200
Health Care Equipment & Supplies - 2.1%
Alcon, Inc.	99,200	11,363
Aspect Medical Systems, Inc. (a)	259,800	8,573
Bausch & Lomb, Inc.	46,400	3,928
Baxter International, Inc.	878,300	34,491
Beckman Coulter, Inc.	248,000	13,476
Becton, Dickinson & Co.	159,300	8,820
C.R. Bard, Inc.	161,000	10,753
CONMED Corp. (a)	222,200	6,690
Cytyc Corp. (a)	198,200	4,947
Dade Behring Holdings, Inc.	775,100	58,753
Edwards Lifesciences Corp. (a)	150,600	6,908
Fisher & Paykel Healthcare Corp.	660,927	1,574
Fisher Scientific International, Inc. (a)	228,168	15,299
Guidant Corp.	189,200	13,017
Medtronic, Inc.	226,200	12,201
ResMed, Inc. (a)	78,200	5,239
St. Jude Medical, Inc. (a)	105,800	5,016
Synthes, Inc.	158,533	17,201
Thermo Electron Corp. (a)	708,080	21,143
Varian, Inc. (a)	391,700	14,677
Waters Corp. (a)	685,100	31,021
		305,090
Health Care Providers & Services - 3.1%
Aetna, Inc.	227,300	17,593
AmerisourceBergen Corp.	114,000	8,184
Cardinal Health, Inc.	903,700	53,842
Caremark Rx, Inc. (a)	295,600	13,178
Cerner Corp. (a)	180,000	13,576
DaVita, Inc. (a)	209,600	9,902
Hanger Orthopedic Group, Inc. (a)(g)	1,347,400	10,496
Health Net, Inc. (a)	621,200	24,103
Humana, Inc. (a)	396,200	15,789
McKesson Corp.	907,100	40,820
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Medco Health Solutions, Inc. (a)	256,400	$ 12,420
Omnicare, Inc.	277,000	12,770
PacifiCare Health Systems, Inc. (a)	618,300	47,114
Pediatrix Medical Group, Inc. (a)	186,600	14,633
Sierra Health Services, Inc. (a)	94,200	6,353
Sunrise Senior Living, Inc. (a)	168,700	8,941
UnitedHealth Group, Inc.	2,079,070	108,735
WebMD Corp. (a)	1,273,100	13,508
WellPoint, Inc. (a)	389,100	27,525
		459,482
Pharmaceuticals - 2.1%
Abbott Laboratories	256,100	11,942
Atherogenics, Inc. (a)	842,900	14,034
Barr Pharmaceuticals, Inc. (a)	347,800	16,493
Cipla Ltd.	474,374	3,680
Connetics Corp. (a)	1,371,500	25,661
Endo Pharmaceuticals Holdings, Inc. (a)	466,100	13,265
Guilford Pharmaceuticals, Inc. (a)	1,802,400	6,344
IVAX Corp. (a)	590,375	15,043
Johnson & Johnson	292,700	18,721
MGI Pharma, Inc. (a)	8,800	240
Novartis AG sponsored ADR	264,400	12,879
Pfizer, Inc.	2,827,300	74,923
Schering-Plough Corp.	1,991,700	41,467
Wyeth	1,022,200	46,766
		301,458
TOTAL HEALTH CARE		1,183,230
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.5%
BE Aerospace, Inc. (a)	391,200	6,858
EADS NV	687,400	23,112
Goodrich Corp.	629,100	27,831
Honeywell International, Inc.	1,055,900	41,476
Lockheed Martin Corp.	352,600	22,002
Northrop Grumman Corp.	246,800	13,685
Precision Castparts Corp.	358,600	32,267
Raytheon Co.	188,800	7,426
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Rockwell Collins, Inc.	267,700	$ 13,064
United Technologies Corp.	594,200	30,126
		217,847
Air Freight & Logistics - 0.2%
EGL, Inc. (a)	585,000	11,776
FedEx Corp.	48,500	4,078
UTI Worldwide, Inc.	110,409	7,879
		23,733
Airlines - 0.7%
ACE Aviation Holdings, Inc. Class A (a)	460,100	14,340
AirTran Holdings, Inc. (a)	3,472,900	39,730
Delta Air Lines, Inc. (a)(f)	3,332,834	9,865
Frontier Airlines, Inc. (a)(g)	3,561,208	43,732
		107,667
Building Products - 0.1%
American Standard Companies, Inc.	180,100	7,975
Masco Corp.	225,500	7,647
		15,622
Commercial Services & Supplies - 0.3%
Cendant Corp.	1,084,700	23,169
Cintas Corp.	118,800	5,266
Corrections Corp. of America (a)	168,600	6,338
Herman Miller, Inc.	322,300	10,291
		45,064
Construction & Engineering - 1.8%
Dycom Industries, Inc. (a)	1,276,000	31,134
Fluor Corp.	1,185,600	75,641
Foster Wheeler Ltd. (a)	1,136,500	26,253
Granite Construction, Inc.	845,100	28,919
Jacobs Engineering Group, Inc. (a)	282,600	16,639
Larsen & Toubro Ltd.	421,480	12,303
MasTec, Inc. (a)	1,418,790	13,904
Shaw Group, Inc. (a)	978,600	18,711
SNC-Lavalin Group, Inc.	9,900	569
URS Corp. (a)	739,000	27,676
Washington Group International, Inc. (a)	69,400	3,743
		255,492
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.3%
A.O. Smith Corp.	371,800	$ 10,039
ABB Ltd. sponsored ADR (a)(f)	1,518,000	10,338
Acuity Brands, Inc.	183,400	5,352
American Power Conversion Corp.	414,200	11,643
Cooper Industries Ltd. Class A	38,100	2,460
		39,832
Industrial Conglomerates - 2.4%
General Electric Co.	7,900,610	272,571
Smiths Group PLC	793,300	13,364
Tyco International Ltd.	2,266,300	69,054
		354,989
Machinery - 0.9%
Albany International Corp. Class A	203,300	7,124
Atlas Copco AB (B Shares)	638,200	9,823
Briggs & Stratton Corp.	267,700	10,004
Danaher Corp.	191,000	10,591
Freightcar America, Inc.	206,500	6,620
Gardner Denver, Inc. (a)	62,900	2,585
Manitowoc Co., Inc.	148,800	6,793
SPX Corp.	438,300	21,424
The Weir Group PLC	882,355	5,327
Timken Co.	1,080,400	28,598
Wabash National Corp.	440,000	9,464
Watts Water Technologies, Inc. Class A	466,100	17,013
		135,366
Marine - 0.1%
Alexander & Baldwin, Inc.	352,095	18,830
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	431,400	23,403
Laidlaw International, Inc.	1,247,700	32,066
Norfolk Southern Corp.	865,500	32,205
U.S. Xpress Enterprises, Inc. Class A (a)	79,148	1,040
		88,714
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.3%
UAP Holding Corp.	521,600	$ 10,119
WESCO International, Inc. (a)	957,900	32,626
		42,745
TOTAL INDUSTRIALS		1,345,901
INFORMATION TECHNOLOGY - 11.9%
Communications Equipment - 1.1%
Andrew Corp. (a)	495,800	5,449
Avaya, Inc. (a)	2,811,800	29,046
Avocent Corp. (a)	344,400	12,006
Cisco Systems, Inc. (a)	582,800	11,161
Harris Corp.	386,800	14,339
Juniper Networks, Inc. (a)	319,300	7,660
Motorola, Inc.	1,542,000	32,660
Nokia Corp. sponsored ADR	440,300	7,023
QUALCOMM, Inc.	411,500	16,250
Sycamore Networks, Inc. (a)	6,996,500	24,908
		160,502
Computers & Peripherals - 1.2%
Hewlett-Packard Co.	1,841,900	45,348
Hutchinson Technology, Inc. (a)	253,086	8,425
Lexmark International, Inc. Class A (a)	172,800	10,835
Maxtor Corp. (a)	5,306,700	31,310
McDATA Corp. Class A (a)	2,283,600	11,053
NCR Corp. (a)	242,400	8,414
SanDisk Corp. (a)	154,300	5,218
Seagate Technology	1,892,600	36,660
Western Digital Corp. (a)	1,694,000	25,393
		182,656
Electronic Equipment & Instruments - 2.7%
Agilent Technologies, Inc. (a)	1,239,600	32,527
Amphenol Corp. Class A	958,800	42,705
Arrow Electronics, Inc. (a)	455,125	13,663
Avnet, Inc. (a)	624,100	16,339
Bell Microproducts, Inc. (a)	1,061,738	11,053
Celestica, Inc. (sub. vtg.) (a)	2,779,700	32,330
Flextronics International Ltd. (a)	3,220,000	43,599
Hon Hai Precision Industries Co. Ltd. unit	1,604,248	18,128
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Ingram Micro, Inc. Class A (a)	1,496,000	$ 27,885
KEMET Corp. (a)	436,900	3,661
Mettler-Toledo International, Inc. (a)	243,700	12,794
Molex, Inc.	368,600	10,409
Sanmina-SCI Corp. (a)	2,815,800	13,460
Solectron Corp. (a)	12,318,800	47,304
Symbol Technologies, Inc.	2,758,200	32,105
Tech Data Corp. (a)	238,800	9,261
Tektronix, Inc.	495,800	12,425
Trimble Navigation Ltd. (a)	8,800	343
Vishay Intertechnology, Inc. (a)	651,800	9,138
		389,129
Internet Software & Services - 0.2%
Blue Coat Systems, Inc. (a)	11,000	363
Google, Inc. Class A (sub. vtg.)	17,700	5,093
Yahoo!, Inc. (a)	768,500	25,622
		31,078
IT Services - 0.3%
Affiliated Computer Services, Inc. Class A (a)	208,200	10,404
Ceridian Corp. (a)	1,057,300	22,129
First Data Corp.	66,000	2,715
Wright Express Corp.	247,900	5,201
		40,449
Office Electronics - 0.2%
Xerox Corp. (a)	2,181,500	28,818
Semiconductors & Semiconductor Equipment - 4.6%
Agere Systems, Inc. (a)	4,149,352	46,431
AMIS Holdings, Inc. (a)	148,700	1,897
Amkor Technology, Inc. (a)(f)	2,069,300	9,643
Analog Devices, Inc.	148,800	5,833
Applied Materials, Inc.	127,400	2,352
Asat Holdings Ltd. sponsored ADR (a)	1,345,400	1,076
ASML Holding NV (NY Shares) (a)	1,431,800	25,200
ATMI, Inc. (a)(g)	1,900,259	60,485
Axcelis Technologies, Inc. (a)	2,975,600	20,561
Cascade Microtech, Inc.	365,600	4,892
Conexant Systems, Inc. (a)	970,100	1,853
Credence Systems Corp. (a)	1,658,820	18,065
Cymer, Inc. (a)	611,700	21,226
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cypress Semiconductor Corp. (a)	570,200	$ 8,188
Fairchild Semiconductor International, Inc. (a)	2,244,300	37,839
FormFactor, Inc. (a)	475,800	12,437
Freescale Semiconductor, Inc.:
Class A	2,022,900	51,624
Class B	5,240,689	134,948
Integrated Device Technology, Inc. (a)	315,500	3,647
Intel Corp.	198,400	5,385
Intersil Corp. Class A	1,840,200	35,645
Linear Technology Corp.	132,100	5,133
LTX Corp. (a)(g)	3,673,021	24,279
Maxim Integrated Products, Inc.	61,600	2,579
Microchip Technology, Inc.	239,400	7,438
National Semiconductor Corp.	2,253,600	55,686
ON Semiconductor Corp. (a)	1,190,001	6,843
PMC-Sierra, Inc. (a)	928,900	9,131
Samsung Electronics Co. Ltd.	34,950	19,297
Silicon Laboratories, Inc. (a)	471,000	13,786
Teradyne, Inc. (a)	881,400	13,688
Vitesse Semiconductor Corp. (a)	1,685,900	3,743
		670,830
Software - 1.6%
Activision, Inc. (a)	395,500	8,044
BEA Systems, Inc. (a)	2,504,449	22,690
Cadence Design Systems, Inc. (a)	1,018,800	16,392
Citrix Systems, Inc. (a)	240,200	5,724
Cognos, Inc. (a)	338,000	13,168
FileNET Corp. (a)	263,400	7,446
Hyperion Solutions Corp. (a)	184,707	8,692
Macromedia, Inc. (a)	267,236	10,730
Macrovision Corp. (a)	888,964	19,406
Microsoft Corp.	3,589,200	91,919
Symantec Corp. (a)	552,565	12,140
Take-Two Interactive Software, Inc. (a)	408,750	10,059
TIBCO Software, Inc. (a)	545,400	4,194
Ulticom, Inc. (a)	221,700	2,716
		233,320
TOTAL INFORMATION TECHNOLOGY		1,736,782
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 4.7%
Chemicals - 1.8%
Airgas, Inc.	437,600	$ 12,909
Albemarle Corp.	331,900	12,645
Ashland, Inc.	431,300	26,503
Celanese Corp. Class A	719,000	13,532
Chemtura Corp.	643,038	10,121
Cytec Industries, Inc.	148,700	6,748
Dow Chemical Co.	587,200	28,156
Georgia Gulf Corp.	97,000	3,078
Lyondell Chemical Co.	2,161,240	60,385
Monsanto Co.	466,700	31,442
Mosaic Co. (a)	763,000	13,276
NOVA Chemicals Corp. (f)	785,800	27,559
Praxair, Inc.	269,900	13,330
Rhodia SA (a)(f)	3,470,800	6,860
Spartech Corp.	247,900	4,643
		271,187
Construction Materials - 0.6%
Eagle Materials, Inc.	157,300	16,155
Florida Rock Industries, Inc.	81,750	4,487
Martin Marietta Materials, Inc.	188,400	13,695
Rinker Group Ltd.	1,333,700	15,236
Texas Industries, Inc.	289,600	21,323
Vulcan Materials Co.	148,800	10,452
		81,348
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	1,900,400	48,745
Packaging Corp. of America	246,000	5,228
Pactiv Corp. (a)	1,792,140	39,463
Smurfit-Stone Container Corp. (a)	1,260,700	15,292
		108,728
Metals & Mining - 1.5%
Agnico-Eagle Mines Ltd.	918,016	11,232
Alcan, Inc.	963,100	32,566
Alcoa, Inc.	963,300	27,021
Compass Minerals International, Inc.	353,900	9,007
Falconbridge Ltd.	887,055	18,294
Fording Canadian Coal Trust (f)	143,800	14,655
Goldcorp, Inc.	1,687,550	27,429
Ivanhoe Mines Ltd. (a)	347,100	2,566
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Lionore Mining International Ltd. (a)	630,000	$ 3,525
Meridian Gold, Inc. (a)	1,916,800	34,364
Phelps Dodge Corp.	89,500	9,527
Stillwater Mining Co. (a)	1,142,800	9,325
Teck Cominco Ltd. Class B (sub. vtg.)	303,100	11,591
Usinas Siderurgicas de Minas Gerais SA (Usiminas) (PN-A)	322,300	5,758
		216,860
Paper & Forest Products - 0.1%
Tembec, Inc. (a)	769,900	2,182
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	654,000	7,881
		10,063
TOTAL MATERIALS		688,186
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 1.6%
AT&T Corp.	421,500	8,346
BellSouth Corp.	1,049,900	28,977
Citizens Communications Co.	319,900	4,203
Consolidated Communications Holdings, Inc.	346,500	5,045
Covad Communications Group, Inc. (a)(f)(g)	15,640,000	21,114
SBC Communications, Inc.	3,267,100	79,881
Telewest Global, Inc. (a)	715,272	15,979
Verizon Communications, Inc.	2,091,100	71,578
		235,123
Wireless Telecommunication Services - 1.4%
American Tower Corp. Class A (a)	2,968,000	68,205
Crown Castle International Corp. (a)	1,093,300	23,790
MTN Group Ltd.	520,600	3,680
Nextel Communications, Inc. Class A (a)	805,000	28,014
Nextel Partners, Inc. Class A (a)	1,148,300	28,593
NII Holdings, Inc. (a)	322,300	23,992
SpectraSite, Inc. (a)	317,732	25,959
Wireless Facilities, Inc. (a)	584,800	3,766
		205,999
TOTAL TELECOMMUNICATION SERVICES		441,122
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 2.1%
Electric Utilities - 0.7%
Allegheny Energy, Inc. (a)	114,000	$ 3,249
Entergy Corp.	240,900	18,776
Exelon Corp.	727,400	38,930
ITC Holdings Corp.	113,900	3,189
PG&E Corp.	585,000	22,014
Pinnacle West Capital Corp.	89,200	4,085
PPL Corp.	213,600	13,153
		103,396
Independent Power Producers & Energy Traders - 1.1%
AES Corp. (a)	5,161,917	82,849
NRG Energy, Inc. (a)	88,100	3,379
TXU Corp.	913,200	79,120
		165,348
Multi-Utilities - 0.3%
CMS Energy Corp. (a)	383,800	6,079
Dominion Resources, Inc.	338,300	24,987
NorthWestern Energy Corp.	64,500	2,038
Public Service Enterprise Group, Inc.	136,600	8,783
		41,887
TOTAL UTILITIES		310,631
TOTAL COMMON STOCKS (Cost $8,000,601)		10,234,177
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Schering-Plough Corp. 6.00%	49,600	2,702
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche AG (non-vtg.)	7,511	5,956
TOTAL PREFERRED STOCKS (Cost $7,396)		8,658
Corporate Bonds - 7.2%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Auto Components - 0.0%
Exide Technologies 1.91% 9/18/13 (h)(j)	$ 990	$ 488
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
McMoRan Exploration Co. 5.25% 10/6/11 (h)	1,980	2,334
HEALTH CARE - 0.1%
Biotechnology - 0.1%
BioMarin Pharmaceutical, Inc. 3.5% 6/15/08 (h)	1,000	928
Cephalon, Inc. 0% 6/15/33 (h)	5,000	4,306
Oscient Pharmaceuticals Corp. 3.5% 4/15/11 (h)	2,000	1,514
Regeneron Pharmaceuticals, Inc. 5.5% 10/17/08	2,000	1,870
		8,618
INDUSTRIALS - 0.1%
Airlines - 0.1%
AMR Corp. 4.5% 2/15/24	4,900	4,113
Delta Air Lines, Inc. 2.875% 2/18/24 (h)	5,000	1,281
Mesa Air Group, Inc. 2.115% 2/10/24 (e)(h)	1,700	758
		6,152
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Finisar Corp. 5.25% 10/15/08	6,703	5,094
MATERIALS - 0.0%
Metals & Mining - 0.0%
Apex Silver Mines Ltd. 2.875% 3/15/24 (h)	2,000	1,377
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Covad Communications Group, Inc. 3% 3/15/24 (h)	5,000	3,527
Level 3 Communications, Inc. 5.25% 12/15/11 (h)	1,980	1,375
		4,902
TOTAL CONVERTIBLE BONDS		28,965
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 7.0%
CONSUMER DISCRETIONARY - 0.7%
Auto Components - 0.0%
Dana Corp. 6.5% 3/1/09	$ 560	$ 554
Delco Remy International, Inc. 9.375% 4/15/12	750	578
Tenneco Automotive, Inc. 8.625% 11/15/14	535	555
		1,687
Automobiles - 0.2%
Ford Motor Co. 7.45% 7/16/31	10,000	8,479
General Motors Corp.:
7.2% 1/15/11	11,000	10,533
8.375% 7/15/33	2,530	2,283
		21,295
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 7.875% 1/15/15 (h)	430	448
Service Corp. International (SCI) 7% 6/15/17 (h)	450	462
		910
Hotels, Restaurants & Leisure - 0.1%
Carrols Corp. 9% 1/15/13 (h)	730	757
Friendly Ice Cream Corp. 8.375% 6/15/12	235	230
Gaylord Entertainment Co. 8% 11/15/13	460	490
Host Marriott LP 7.125% 11/1/13	1,000	1,046
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14	1,070	1,058
Mandalay Resort Group 6.5% 7/31/09	910	929
MGM MIRAGE 5.875% 2/27/14	1,430	1,392
Park Place Entertainment Corp. 7.875% 12/15/05	1,360	1,377
Penn National Gaming, Inc. 6.875% 12/1/11	1,400	1,435
Six Flags, Inc. 9.625% 6/1/14	645	626
Station Casinos, Inc. 6% 4/1/12	900	916
Uno Restaurant Corp. 10% 2/15/11 (h)	840	811
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	1,480	1,443
		12,510
Household Durables - 0.0%
WCI Communities, Inc. 7.875% 10/1/13	550	558
Media - 0.4%
AOL Time Warner, Inc.:
6.875% 5/1/12	3,840	4,277
7.625% 4/15/31	4,975	6,130
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	$ 7,750	$ 8,636
Cablevision Systems Corp.:
7.88% 4/1/09 (j)	1,420	1,463
8% 4/15/12	605	607
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	1,090	741
9.625% 11/15/09	1,315	1,049
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8% 4/30/12 (h)	1,160	1,172
Cox Communications, Inc. 4.625% 6/1/13	11,200	10,705
CSC Holdings, Inc.:
7.625% 4/1/11	1,615	1,631
7.625% 7/15/18	235	230
Dex Media West LLC/Dex Media West Finance Co. 9.875% 8/15/13	577	655
Dex Media, Inc. 8% 11/15/13	355	380
Houghton Mifflin Co. 9.875% 2/1/13	1,750	1,908
Kabel Deutschland GmbH 10.625% 7/1/14 (h)	490	543
LBI Media, Inc. 10.125% 7/15/12	655	714
Liberty Media Corp.:
5.7% 5/15/13	2,050	1,897
8.25% 2/1/30	6,315	6,372
News America Holdings, Inc. 7.75% 12/1/45	5,190	6,286
News America, Inc. 6.2% 12/15/34	2,310	2,401
Nexstar Broadcasting, Inc. 7% 1/15/14	1,110	1,032
PRIMEDIA, Inc. 7.625% 4/1/08	859	868
Rogers Cable, Inc. 6.75% 3/15/15	1,200	1,239
Videotron Ltee 6.875% 1/15/14	1,100	1,139
		62,075
Multiline Retail - 0.0%
Dillard's, Inc. 6.69% 8/1/07	1,730	1,762
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
8% 3/15/14	1,120	1,112
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Asbury Automotive Group, Inc.: - continued
9% 6/15/12	$ 1,000	$ 1,038
Sonic Automotive, Inc. 8.625% 8/15/13	1,705	1,756
		3,906
Textiles, Apparel & Luxury Goods - 0.0%
Levi Strauss & Co. 8.2544% 4/1/12 (j)	550	550
TOTAL CONSUMER DISCRETIONARY		105,253
CONSUMER STAPLES - 0.2%
Beverages - 0.0%
FBG Finance Ltd. 5.125% 6/15/15 (h)	4,760	4,677
Food & Staples Retailing - 0.0%
Ahold Finance USA, Inc.:
6.875% 5/1/29	530	504
8.25% 7/15/10	825	903
Couche Tard U.S. LP /Couche Tard Financing Corp. 7.5% 12/15/13	920	975
Jean Coutu Group, Inc.:
7.625% 8/1/12	300	312
8.5% 8/1/14	770	764
NeighborCare, Inc. 6.875% 11/15/13	1,105	1,210
Rite Aid Corp. 6% 12/15/05 (h)	855	859
		5,527
Food Products - 0.1%
Cadbury Schweppes U.S. Finance LLC 3.875% 10/1/08 (h)	3,080	3,008
Del Monte Corp. 6.75% 2/15/15 (h)	430	440
Dole Food Co., Inc. 7.25% 6/15/10	730	748
Kraft Foods, Inc. 5.25% 6/1/07	1,720	1,743
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	1,660	1,764
Smithfield Foods, Inc. 7% 8/1/11	1,130	1,189
		8,892
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	9,585	10,504
TOTAL CONSUMER STAPLES		29,600
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - 0.6%
Energy Equipment & Services - 0.1%
Diamond Offshore Drilling, Inc. 4.875% 7/1/15 (h)	$ 3,290	$ 3,223
Hanover Compressor Co. 9% 6/1/14	570	621
Hornbeck Offshore Services, Inc. 6.125% 12/1/14	740	740
Petronas Capital Ltd. 7% 5/22/12 (h)	11,260	12,631
Pride International, Inc. 7.375% 7/15/14	480	526
Seabulk International, Inc. 9.5% 8/15/13	700	787
		18,528
Oil, Gas & Consumable Fuels - 0.5%
Canadian Oil Sands Ltd. 4.8% 8/10/09 (h)	4,715	4,683
Chesapeake Energy Corp. 7.5% 6/15/14	430	469
El Paso Corp. 7.875% 6/15/12	1,485	1,552
El Paso Energy Corp.:
6.95% 12/15/07	450	456
7.375% 12/15/12	630	639
El Paso Production Holding Co. 7.75% 6/1/13	1,440	1,530
EnCana Holdings Finance Corp. 5.8% 5/1/14	7,070	7,459
Enterprise Products Operating LP 5.75% 3/1/35 (h)	5,560	5,317
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	530	559
General Maritime Corp. 10% 3/15/13	1,585	1,732
Kinder Morgan Energy Partners LP 5.8% 3/15/35	2,400	2,386
Nexen, Inc. 5.875% 3/10/35	9,845	9,764
Pemex Project Funding Master Trust:
6.125% 8/15/08	4,000	4,100
7.375% 12/15/14	5,550	6,133
8.625% 2/1/22	5,000	6,075
Range Resources Corp. 7.375% 7/15/13	810	863
Ship Finance International Ltd. 8.5% 12/15/13	2,615	2,504
Teekay Shipping Corp. 8.875% 7/15/11	1,110	1,271
The Coastal Corp.:
6.5% 5/15/06	1,700	1,713
7.5% 8/15/06	1,935	1,974
7.75% 6/15/10	325	334
Williams Companies, Inc.:
7.125% 9/1/11	4,055	4,420
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Williams Companies, Inc.: - continued
7.5% 1/15/31	$ 2,010	$ 2,236
7.625% 7/15/19	1,360	1,554
		69,723
TOTAL ENERGY		88,251
FINANCIALS - 2.3%
Capital Markets - 0.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (j)	2,000	1,929
4.25% 9/4/12 (j)	2,490	2,470
Bear Stearns Companies, Inc. 4.55% 6/23/10	5,515	5,468
Goldman Sachs Group, Inc. 5.125% 1/15/15	17,970	18,000
Legg Mason, Inc. 6.75% 7/2/08	2,405	2,555
Morgan Stanley 4% 1/15/10	14,000	13,580
		44,002
Commercial Banks - 0.4%
Bank of America Corp. 4.5% 8/1/10	13,000	12,919
Bank One Corp.:
5.25% 1/30/13	7,610	7,722
6% 8/1/08	2,615	2,720
Korea Development Bank:
3.875% 3/2/09	8,325	8,086
5.75% 9/10/13	4,415	4,623
Union Planters Corp. 7.75% 3/1/11	7,500	8,553
Wachovia Bank NA 4.875% 2/1/15	10,000	9,926
Wells Fargo & Co. 4.2% 1/15/10	10,165	10,015
		64,564
Consumer Finance - 0.5%
Ford Motor Credit Co.:
7% 10/1/13	5,000	4,858
7.25% 10/25/11	5,000	4,921
7.375% 10/28/09	15,475	15,441
General Electric Capital Corp.:
6% 6/15/12	9,000	9,628
6.125% 2/22/11	11,600	12,365
General Motors Acceptance Corp. 6.875% 9/15/11	6,210	5,993
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Consumer Finance - continued
Household Finance Corp.:
4.125% 11/16/09	$ 7,765	$ 7,583
5.875% 2/1/09	3,500	3,627
7% 5/15/12	1,235	1,376
MBNA Corp. 7.5% 3/15/12	2,030	2,324
		68,116
Diversified Financial Services - 0.2%
Citigroup, Inc.:
4.625% 8/3/10	3,835	3,833
5% 9/15/14	12,000	12,015
5.625% 8/27/12	3,065	3,207
J.P. Morgan & Co., Inc. 6.25% 1/15/09	2,850	2,991
JPMorgan Chase Capital XVII 5.85% 8/1/35	8,000	7,940
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (h)	4,350	4,527
		34,513
Insurance - 0.3%
Aegon NV 4.75% 6/1/13	5,200	5,123
Assurant, Inc. 5.625% 2/15/14	2,195	2,264
Axis Capital Holdings Ltd. 5.75% 12/1/14	3,255	3,301
MetLife, Inc.:
5% 6/15/15	11,400	11,382
5.7% 6/15/35	6,200	6,274
Prudential Financial, Inc. 3.75% 5/1/08	2,365	2,327
Travelers Property Casualty Corp. 6.375% 3/15/33	1,580	1,666
UnumProvident Corp.:
6.75% 12/15/28	580	542
7.625% 3/1/11	445	470
Willis Group North America, Inc. 5.625% 7/15/15	4,205	4,168
		37,517
Real Estate - 0.5%
Boston Properties, Inc. 6.25% 1/15/13	4,400	4,684
BRE Properties, Inc. 4.875% 5/15/10	4,135	4,081
CarrAmerica Realty Corp. 5.25% 11/30/07	2,205	2,216
Colonial Properties Trust 4.75% 2/1/10	6,905	6,737
Developers Diversified Realty Corp.:
5% 5/3/10	4,165	4,147
5.25% 4/15/11	8,165	8,208
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
EOP Operating LP:
4.65% 10/1/10	$ 4,805	$ 4,714
4.75% 3/15/14	14,900	14,442
Gables Realty LP:
5% 3/15/10	2,585	2,531
5.75% 7/15/07	4,795	4,873
Regency Centers LP 5.25% 8/1/15 (h)	4,750	4,721
Senior Housing Properties Trust 7.875% 4/15/15	460	496
Simon Property Group LP:
4.6% 6/15/10 (h)	3,690	3,631
5.1% 6/15/15 (h)	5,455	5,373
		70,854
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	1,165	1,122
4.125% 9/15/09	7,000	6,818
5.625% 5/15/07	4,700	4,786
Independence Community Bank Corp. 3.75% 4/1/14 (j)	2,945	2,831
Washington Mutual Bank 6.875% 6/15/11	3,300	3,618
Washington Mutual, Inc. 4.2% 1/15/10	2,585	2,528
		21,703
TOTAL FINANCIALS		341,269
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
AmeriPath, Inc. 10.5% 4/1/13	685	692
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10% 2/15/15 (h)	460	492
Community Health Systems, Inc. 6.5% 12/15/12	590	597
DaVita, Inc.:
6.625% 3/15/13 (h)	730	756
7.25% 3/15/15 (h)	1,610	1,666
HCA, Inc. 6.375% 1/15/15	640	656
HealthSouth Corp. 10.75% 10/1/08	1,185	1,232
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	1,080	1,172
Psychiatric Solutions, Inc. 7.75% 7/15/15 (h)	470	482
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Tenet Healthcare Corp. 9.875% 7/1/14	$ 445	$ 477
U.S. Oncology, Inc. 9% 8/15/12	465	508
		8,730
Pharmaceuticals - 0.0%
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (h)	360	310
Mylan Laboratories, Inc.:
5.75% 8/15/10 (h)	210	210
6.375% 8/15/15 (h)	280	281
		801
TOTAL HEALTH CARE		9,531
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
BE Aerospace, Inc. 8% 3/1/08	1,130	1,133
Bombardier, Inc.:
6.3% 5/1/14 (h)	2,615	2,458
7.45% 5/1/34 (h)	3,000	2,610
		6,201
Airlines - 0.2%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	714	735
6.978% 10/1/12	1,542	1,603
7.024% 4/15/11	3,700	3,846
7.377% 5/23/19	1,283	962
7.379% 5/23/16	744	558
7.8% 4/1/08	425	410
10.32% 7/30/14 (h)	625	438
AMR Corp.:
9.17% 1/30/12	140	85
10.13% 6/15/11	140	85
10.45% 11/15/11	405	245
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	3,978	3,920
6.9% 7/2/19	2,501	2,508
7.056% 3/15/11	1,795	1,863
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	$ 73	$ 47
9.5% 11/18/08 (h)	1,137	910
10.14% 8/14/12	120	46
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	20	9
7.57% 11/18/10	5,430	5,050
7.779% 11/18/05	42	25
7.779% 1/2/12	3,010	1,324
7.92% 5/18/12	345	204
		24,873
Building Products - 0.0%
Building Materials Corp. of America 7.75% 8/1/14	820	783
Mueller Group, Inc. 7.96% 11/1/11 (j)	660	677
Nortek, Inc. 8.5% 9/1/14	510	495
		1,955
Commercial Services & Supplies - 0.0%
United Rentals North America, Inc. 7% 2/15/14	120	113
Industrial Conglomerates - 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (h)	8,000	9,285
Machinery - 0.0%
Commercial Vehicle Group, Inc. 8% 7/1/13 (h)	230	239
Invensys PLC 9.875% 3/15/11 (h)	1,005	1,000
		1,239
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	850	927
H-Lines Finance Holding Corp. 0% 4/1/13 (d)(h)	240	193
		1,120
TOTAL INDUSTRIALS		44,786
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
L-3 Communications Corp.:
6.125% 1/15/14	450	456
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
L-3 Communications Corp.: - continued
6.375% 10/15/15 (h)	$ 580	$ 587
Lucent Technologies, Inc. 6.45% 3/15/29	550	495
Motorola, Inc. 8% 11/1/11	8,145	9,463
		11,001
Electronic Equipment & Instruments - 0.0%
Celestica, Inc. 7.875% 7/1/11	1,690	1,745
Sanmina-SCI Corp. 10.375% 1/15/10	930	1,037
		2,782
IT Services - 0.0%
SunGard Data Systems, Inc.:
8.5248% 8/15/13 (h)(i)(j)	430	445
9.125% 8/15/13 (h)(i)	800	830
10.25% 8/15/15 (h)(i)	1,220	1,266
		2,541
Office Electronics - 0.0%
Xerox Capital Trust I 8% 2/1/27	1,450	1,508
Xerox Corp.:
7.125% 6/15/10	780	827
7.625% 6/15/13	675	719
		3,054
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc.:
7.75% 5/15/13	445	380
9.25% 2/15/08	120	113
Freescale Semiconductor, Inc.:
6.3488% 7/15/09 (j)	910	940
6.875% 7/15/11	1,060	1,118
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
6.66% 12/15/11 (h)(j)	115	115
6.875% 12/15/11 (h)	285	282
8% 12/15/14 (h)	255	247
Semiconductor Note Participation Trust 0% 8/4/11 (h)	1,505	2,258
		5,453
TOTAL INFORMATION TECHNOLOGY		24,831
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - 0.3%
Chemicals - 0.1%
America Rock Salt Co. LLC 9.5% 3/15/14	$ 560	$ 568
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	925	1,045
Berry Plastics Corp. 10.75% 7/15/12	1,285	1,407
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series B, 0% 10/1/14 (d)	175	126
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	1,500	1,669
Huntsman Advanced Materials LLC 11% 7/15/10	440	504
Huntsman International LLC 9.875% 3/1/09	1,020	1,090
Lyondell Chemical Co. 9.5% 12/15/08	1,830	1,954
Millennium America, Inc. 9.25% 6/15/08	1,000	1,093
		9,456
Construction Materials - 0.0%
RMCC Acquisition Co. 9.5% 11/1/12 (h)	950	926
Containers & Packaging - 0.0%
BWAY Corp. 10% 10/15/10	820	869
Crown European Holdings SA 10.875% 3/1/13	1,150	1,357
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09	605	640
Owens-Illinois, Inc.:
7.35% 5/15/08	1,560	1,626
8.1% 5/15/07	615	640
		5,132
Metals & Mining - 0.1%
California Steel Industries, Inc. 6.125% 3/15/14	745	693
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	1,585	1,751
International Steel Group, Inc. 6.5% 4/15/14	805	773
Newmont Mining Corp. 5.875% 4/1/35	13,530	13,601
Novelis, Inc. 7.25% 2/15/15 (h)	1,180	1,204
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	1,355	1,274
		19,296
Paper & Forest Products - 0.1%
Georgia-Pacific Corp.:
7.5% 5/15/06	1,205	1,232
8.125% 5/15/11	1,000	1,119
9.5% 12/1/11	415	496
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
International Paper Co. 4.25% 1/15/09	$ 995	$ 972
Norske Skog Canada Ltd. 8.625% 6/15/11	790	822
Stone Container Corp. 9.75% 2/1/11	1,345	1,412
		6,053
TOTAL MATERIALS		40,863
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.9%
AT&T Broadband Corp. 8.375% 3/15/13	7,500	9,016
British Telecommunications PLC:
8.375% 12/15/10	3,930	4,592
8.875% 12/15/30	4,565	6,406
Koninklijke KPN NV yankee 8% 10/1/10	7,800	8,895
KT Corp. 5.875% 6/24/14 (h)	2,925	3,067
New Skies Satellites BV 8.5388% 11/1/11 (j)	1,250	1,300
Qwest Capital Funding, Inc.:
7% 8/3/09	1,340	1,307
7.75% 8/15/06	3,525	3,596
Qwest Communications International, Inc. 7.5% 2/15/14	985	951
Qwest Corp.:
6.6706% 6/15/13 (h)(j)	1,260	1,314
7.625% 6/15/15 (h)	560	576
8.875% 3/15/12	905	991
SBC Communications, Inc.:
5.1% 9/15/14	6,750	6,787
5.875% 8/15/12	4,000	4,226
Sprint Capital Corp. 6.875% 11/15/28	10,000	11,302
Telecom Italia Capital:
4% 11/15/08	500	490
4.95% 9/30/14 (h)	5,000	4,901
5.25% 11/15/13	2,000	2,011
6% 9/30/34 (h)	6,000	6,088
Telefonos de Mexico SA de CV 4.75% 1/27/10 (h)	14,925	14,724
TELUS Corp. yankee 7.5% 6/1/07	11,770	12,378
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14 (h)	180	184
Verizon Global Funding Corp. 7.25% 12/1/10	10,535	11,737
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Verizon New York, Inc.:
6.875% 4/1/12	$ 7,725	$ 8,416
7.375% 4/1/32	3,250	3,738
		128,993
Wireless Telecommunication Services - 0.3%
America Movil SA de CV 6.375% 3/1/35	8,590	8,350
AT&T Wireless Services, Inc.:
7.875% 3/1/11	10,380	11,890
8.75% 3/1/31	5,000	6,908
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15 (h)	1,130	1,127
8.375% 3/15/13	380	421
Intelsat Ltd.:
6.5% 11/1/13	755	614
7.625% 4/15/12	870	774
8.695% 1/15/12 (h)(j)	730	745
Millicom International Cellular SA 10% 12/1/13	1,170	1,214
Nextel Communications, Inc. 7.375% 8/1/15	2,000	2,150
Rogers Communications, Inc.:
6.375% 3/1/14	1,500	1,530
6.535% 12/15/10 (j)	450	469
7.5% 3/15/15	740	810
Western Wireless Corp. 9.25% 7/15/13	920	1,049
		38,051
TOTAL TELECOMMUNICATION SERVICES		167,044
UTILITIES - 1.1%
Electric Utilities - 0.6%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	3,080	3,180
Detroit Edison Co. 5.2% 10/15/12	4,000	4,073
Duke Capital LLC:
6.25% 2/15/13	5,000	5,355
6.75% 2/15/32	3,530	3,932
Exelon Corp.:
4.9% 6/15/15	11,000	10,794
5.625% 6/15/35	1,365	1,344
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.:
5.5% 11/15/06	$ 2,830	$ 2,866
6.45% 11/15/11	9,780	10,517
FPL Group Capital, Inc. 3.25% 4/11/06	1,250	1,242
Nevada Power Co.:
5.875% 1/15/15 (h)	260	265
10.875% 10/15/09	370	413
Niagara Mohawk Power Corp. 8.875% 5/15/07	1,660	1,782
Oncor Electric Delivery Co. 6.375% 5/1/12	7,150	7,730
Progress Energy, Inc.:
7% 10/30/31	9,400	10,737
7.1% 3/1/11	3,700	4,066
7.75% 3/1/31	1,800	2,222
Public Service Co. of Colorado 5.5% 4/1/14	4,035	4,209
Reliant Energy, Inc. 9.25% 7/15/10	735	801
Sierra Pacific Power Co. 6.25% 4/15/12	360	374
Southern California Edison Co.:
4.65% 4/1/15	2,000	1,954
5% 1/15/14	2,515	2,531
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (h)	610	641
TXU Energy Co. LLC 7% 3/15/13	10,490	11,606
		92,634
Gas Utilities - 0.1%
Consolidated Natural Gas Co. 6.85% 4/15/11	1,550	1,700
Sonat, Inc.:
6.625% 2/1/08	1,385	1,387
6.75% 10/1/07	825	827
Texas Eastern Transmission Corp. 7.3% 12/1/10	4,320	4,793
		8,707
Independent Power Producers & Energy Traders - 0.2%
AES Corp.:
8.75% 5/15/13 (h)	1,135	1,257
9.375% 9/15/10	1,143	1,286
9.5% 6/1/09	2,802	3,107
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (h)	1,255	1,412
Calpine Corp. 9.3488% 7/15/07 (h)(j)	1,191	1,009
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Constellation Energy Group, Inc.:
6.35% 4/1/07	$ 4,410	$ 4,534
7% 4/1/12	10,525	11,658
Duke Capital LLC:
4.331% 11/16/06	1,215	1,213
5.668% 8/15/14	4,390	4,513
NRG Energy, Inc. 8% 12/15/13	1,000	1,070
		31,059
Multi-Utilities - 0.2%
CMS Energy Corp.:
7.75% 8/1/10	725	778
8.9% 7/15/08	3,640	3,968
9.875% 10/15/07	1,605	1,757
Dominion Resources, Inc.:
4.75% 12/15/10	6,110	6,068
5.15% 7/15/15	9,000	8,955
5.95% 6/15/35	5,175	5,289
6.25% 6/30/12	5,765	6,163
		32,978
TOTAL UTILITIES		165,378
TOTAL NONCONVERTIBLE BONDS		1,016,806
TOTAL CORPORATE BONDS (Cost $1,045,907)		1,045,771
U.S. Government and Government Agency Obligations - 12.4%

U.S. Government Agency Obligations - 6.7%
Fannie Mae:
0% 9/28/05	404,700	402,506
0% 10/12/05	30,000	29,796
3.25% 7/31/06	190,000	188,382
3.625% 3/15/07	1,995	1,979
4.625% 10/15/13	20,000	20,121
4.625% 10/15/14	43,000	43,161
5.125% 1/2/14	37,800	38,562
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Fannie Mae: - continued
6% 5/15/11	$ 6,920	$ 7,446
6.125% 3/15/12	11,499	12,558
6.25% 2/1/11	8,695	9,341
6.375% 6/15/09	17,065	18,269
Federal Home Loan Bank 2.875% 8/15/06	12,000	11,851
Freddie Mac:
0% 9/6/05	35,000	34,883
0% 11/1/05	6,000	5,946
2.375% 2/15/07	2,005	1,952
4.125% 7/12/10	50,000	50,113
4.25% 7/15/09	7,935	7,898
4.875% 11/15/13	30,900	31,654
5.25% 11/5/12	2,810	2,808
5.75% 1/15/12	25,000	26,779
5.875% 3/21/11	23,295	24,700
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		970,705
U.S. Treasury Inflation Protected Obligations - 1.8%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	22,690	23,955
U.S. Treasury Inflation-Indexed Notes:
1.625% 1/15/15	76,360	74,664
2% 1/15/14	164,132	165,932
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		264,551
U.S. Treasury Obligations - 3.9%
U.S. Treasury Bonds 6.125% 8/15/29	175,325	216,033
U.S. Treasury Notes:
2% 8/31/05	45,000	44,949
2.375% 8/31/06	37,377	36,768
2.75% 6/30/06	134,175	132,823
2.75% 7/31/06	28,000	27,687
3.375% 2/28/07	19,700	19,515
3.375% 12/15/08	38,235	37,375
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
3.375% 9/15/09	$ 44,779	$ 43,495
4.25% 11/15/14	17,000	16,949
TOTAL U.S. TREASURY OBLIGATIONS		575,594
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,799,936)		1,810,850
U.S. Government Agency - Mortgage Securities - 9.2%

Fannie Mae - 8.3%
3.463% 4/1/34 (j)	1,685	1,678
3.734% 1/1/35 (j)	919	910
3.753% 10/1/33 (j)	709	699
3.786% 12/1/34 (j)	856	847
3.793% 6/1/34 (j)	2,997	2,927
3.801% 12/1/34 (j)	169	167
3.828% 1/1/35 (j)	626	620
3.838% 1/1/35 (j)	1,783	1,776
3.867% 1/1/35 (j)	1,082	1,076
3.876% 11/1/34 (j)	3,901	3,870
3.88% 6/1/33 (j)	2,563	2,539
3.913% 12/1/34 (j)	559	555
3.937% 10/1/34 (j)	760	755
3.937% 12/1/34 (j)	1,092	1,087
3.967% 11/1/34 (j)	1,217	1,207
3.97% 5/1/33 (j)	234	232
3.975% 1/1/35 (j)	791	784
3.981% 12/1/34 (j)	764	756
4% 4/1/19 to 8/1/19	23,618	22,799
4% 8/1/20 (i)	59,714	57,587
4.008% 12/1/34 (j)	4,151	4,143
4.011% 1/1/35 (j)	497	492
4.014% 12/1/34 (j)	603	597
4.023% 2/1/35 (j)	574	569
4.03% 1/1/35 (j)	1,369	1,359
4.032% 12/1/34 (j)	395	394
4.045% 5/1/34 (j)	279	279
4.049% 2/1/35 (j)	540	536
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.053% 10/1/18 (j)	$ 712	$ 705
4.054% 1/1/35 (j)	539	534
4.079% 4/1/33 (j)	229	229
4.098% 1/1/35 (j)	1,182	1,187
4.104% 2/1/35 (j)	443	441
4.11% 2/1/35 (j)	395	394
4.117% 2/1/35 (j)	1,056	1,052
4.118% 1/1/35 (j)	1,160	1,155
4.121% 2/1/35 (j)	2,151	2,141
4.124% 1/1/35 (j)	1,169	1,174
4.137% 1/1/35 (j)	1,997	1,989
4.138% 2/1/35 (j)	1,287	1,291
4.144% 1/1/35 (j)	1,747	1,755
4.15% 11/1/34 (j)	983	977
4.154% 2/1/35 (j)	1,215	1,211
4.178% 1/1/35 (j)	2,205	2,226
4.183% 1/1/35 (j)	968	967
4.189% 11/1/34 (j)	314	313
4.197% 1/1/35 (j)	1,364	1,355
4.232% 3/1/34 (j)	619	617
4.25% 2/1/35 (j)	697	693
4.258% 10/1/34 (j)	1,713	1,723
4.293% 3/1/35 (j)	675	675
4.297% 7/1/34 (j)	610	612
4.302% 1/1/35 (j)	926	920
4.306% 8/1/33 (j)	1,479	1,473
4.315% 3/1/33 (j)	343	342
4.323% 5/1/35 (j)	1,027	1,026
4.332% 12/1/34 (j)	396	396
4.335% 2/1/35 (j)	479	478
4.349% 1/1/35 (j)	687	681
4.351% 1/1/35 (j)	682	679
4.367% 2/1/34 (j)	1,725	1,721
4.372% 4/1/35 (j)	496	496
4.401% 2/1/35 (j)	1,100	1,092
4.409% 5/1/35 (j)	2,152	2,153
4.433% 11/1/34 (j)	9,667	9,664
4.451% 6/1/33 (j)	463	458
4.455% 3/1/35 (j)	958	950
4.467% 10/1/34 (j)	3,605	3,607
4.479% 4/1/34 (j)	1,255	1,257
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.489% 8/1/34 (j)	$ 2,354	$ 2,353
4.5% 5/1/19 to 4/1/35	180,512	174,507
4.5% 8/1/20 (i)	115,000	113,095
4.5% 3/1/35 (j)	2,136	2,129
4.508% 1/1/35 (j)	1,263	1,270
4.529% 3/1/35 (j)	1,976	1,968
4.538% 8/1/34 (j)	1,294	1,301
4.554% 7/1/35 (j)	2,675	2,676
4.564% 2/1/35 (j)	4,883	4,889
4.57% 2/1/35 (j)	803	805
4.619% 2/1/35 (j)	2,114	2,106
4.645% 2/1/35 (j)	556	559
4.649% 11/1/34 (j)	2,507	2,513
4.687% 11/1/34 (j)	2,475	2,478
4.74% 7/1/34 (j)	2,168	2,154
4.741% 3/1/35 (j)	1,171	1,171
4.823% 12/1/34 (j)	2,125	2,132
4.847% 12/1/34 (j)	859	862
5% 10/1/17 to 8/1/35	247,603	245,702
5% 8/1/35 (i)	99,004	97,488
5.123% 2/1/35 (j)	6,246	6,235
5.137% 5/1/35 (j)	746	748
5.204% 6/1/35 (j)	3,740	3,789
5.366% 12/1/32 (j)	1,081	1,093
5.5% 11/1/08 to 10/1/34	131,315	133,586
5.5% 8/1/35 (i)	87,883	88,377
5.817% 5/1/35 (j)	5,180	5,235
6% 4/1/13 to 1/1/33	55,381	56,822
6% 8/1/35 (i)	10,890	11,135
6.5% 4/1/06 to 3/1/35	55,505	57,577
6.5% 8/1/35 (i)	3,593	3,720
7% 11/1/22 to 6/1/33	14,076	14,831
7.5% 12/1/22 to 3/1/29	2,766	2,955
8% 9/1/17	13	13
TOTAL FANNIE MAE		1,212,323
Freddie Mac - 0.7%
4% 12/1/17 to 6/1/19	4,421	4,265
4.106% 12/1/34 (j)	831	826
4.13% 12/1/34 (j)	1,178	1,173
4.223% 1/1/35 (j)	1,003	999
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
4.3% 5/1/35 (j)	$ 1,786	$ 1,777
4.311% 12/1/34 (j)	1,041	1,035
4.312% 3/1/35 (j)	995	992
4.351% 1/1/35 (j)	2,245	2,249
4.368% 3/1/35 (j)	1,452	1,436
4.4% 2/1/35 (j)	2,022	1,999
4.404% 2/1/35 (j)	2,088	2,082
4.446% 3/1/35 (j)	908	898
4.449% 2/1/34 (j)	1,138	1,133
4.49% 3/1/35 (j)	2,697	2,673
4.497% 6/1/35 (j)	1,474	1,473
4.498% 3/1/35 (j)	7,125	7,078
4.504% 3/1/35 (j)	1,078	1,068
4.565% 2/1/35 (j)	1,537	1,539
5% 9/1/33 to 7/1/35	34,998	34,463
5.036% 4/1/35 (j)	5,876	5,912
5.223% 8/1/33 (j)	424	433
6% 5/1/33 to 11/1/33	22,615	23,123
TOTAL FREDDIE MAC		98,626
Government National Mortgage Association - 0.2%
5.5% 1/15/32 to 5/15/34	6,675	6,762
6.5% 3/15/26 to 2/15/34	7,577	7,933
7% 11/15/22 to 12/15/32	13,221	13,983
7.5% 1/15/26 to 9/15/28	1,595	1,707
8% 1/15/17 to 10/15/29	127	137
9% 11/15/14 to 1/15/23	85	92
9.5% 12/15/20 to 3/15/23	32	35
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		30,649
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,347,677)		1,341,598
Asset-Backed Securities - 0.8%

ACE Securities Corp. Series 2003-FM1 Class M2, 5.31% 11/25/32 (j)	1,490	1,508
American Express Credit Account Master Trust:
Series 2001-6 Class B, 3.7381% 12/15/08 (j)	5,200	5,207
Series 2004-C Class C, 3.8881% 2/15/12 (h)(j)	5,197	5,212
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 3.7681% 4/15/33 (j)	$ 395	$ 395
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (j)	1,880	1,887
Bank One Issuance Trust Series 2004-B2 Class B2, 4.37% 4/15/12	6,000	5,938
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 4.5581% 2/17/09 (j)	5,090	5,122
Series 2003-B2 Class B2, 3.5% 2/17/09	2,675	2,659
Series 2003-B4 Class B4, 4.1881% 7/15/11 (j)	3,035	3,084
Series 2004-6 Class B, 4.15% 7/16/12	6,215	6,097
Capital One Prime Auto Receivable Trust Series 2004-3 Class A3, 3.39% 1/15/09	3,500	3,455
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 5.36% 10/25/33 (j)	1,265	1,287
Chase Credit Card Owner Trust Series 2004-1 Class B, 3.5881% 5/15/09 (j)	2,425	2,425
Citibank Credit Card Issuance Trust Series 2000-C2 Class C2, 4.2488% 10/15/07 (j)	7,500	7,505
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1:
Class B, 4.878% 6/15/35 (h)	3,484	3,512
Class C, 5.074% 6/15/35 (h)	3,163	3,179
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 4.14% 11/25/33 (j)	700	705
Class M2, 5.21% 11/25/33 (j)	300	308
Ford Credit Auto Owner Trust Series 2005-A Class A4, 3.72% 10/15/09	3,250	3,200
Home Equity Asset Trust:
Series 2003-2:
Class A2, 3.84% 8/25/33 (j)	115	115
Class M1, 4.34% 8/25/33 (j)	1,130	1,142
Series 2003-4:
Class M1, 4.26% 10/25/33 (j)	1,670	1,682
Class M2, 5.36% 10/25/33 (j)	1,980	2,006
Household Home Equity Loan Trust Series 2002-2 Class A, 3.73% 4/20/32 (j)	1,911	1,913
Long Beach Mortgage Loan Trust Series 2003-3:
Class M1, 4.21% 7/25/33 (j)	3,770	3,797
Class M2, 5.31% 7/25/33 (j)	1,925	1,963
MBNA Credit Card Master Note Trust:
Series 2003-B3 Class B3, 3.7631% 1/18/11 (j)	3,342	3,358
Series 2003-B5 Class B5, 3.7581% 2/15/11 (j)	4,855	4,893
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (j)	$ 940	$ 952
Series 2003-NC8 Class M1, 4.16% 9/25/33 (j)	1,120	1,126
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.46% 1/25/32 (j)	1,943	1,950
Series 2002-NC1 Class M1, 4.26% 2/25/32 (h)(j)	1,438	1,450
Series 2002-NC3 Class M1, 4.18% 8/25/32 (j)	765	771
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.89% 1/25/33 (j)	176	176
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	3,201	3,166
Nissan Auto Receivables OwnerTrust Series 2005-A Class A4, 3.82% 7/15/10	3,375	3,322
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	7,895	7,924
Series 2002-4 Class A, 3.5181% 8/18/09 (j)	4,200	4,200
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (h)(j)	4,320	4,317
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	3,015	2,978
TOTAL ASSET-BACKED SECURITIES (Cost $115,826)		115,886
Collateralized Mortgage Obligations - 0.5%

Private Sponsor - 0.2%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 3.86% 3/25/35 (j)	2,462	2,467
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3521% 12/25/33 (j)	807	799
Class 2A1, 4.1867% 12/25/33 (j)	2,864	2,828
Series 2003-L Class 2A1, 3.9876% 1/25/34 (j)	2,655	2,613
Series 2004-B:
Class 1A1, 3.4262% 3/25/34 (j)	4,211	4,159
Class 2A2, 4.1351% 3/25/34 (j)	2,251	2,202
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	874	884
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	1,618	1,647
Series 2004-SL2 Class A1, 6.5% 10/25/16	814	827
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 4.9% 7/10/35 (h)(j)	$ 3,669	$ 3,733
Class B4, 5.1% 7/10/35 (h)(j)	2,800	2,852
Class B5, 5.7% 7/10/35 (h)(j)	2,607	2,662
Class B6, 6.2% 7/10/35 (h)(j)	1,159	1,183
Series 2003-CB1:
Class B3, 4.8% 6/10/35 (h)(j)	1,292	1,315
Class B4, 5% 6/10/35 (h)(j)	1,152	1,174
Class B5, 5.6% 6/10/35 (h)(j)	786	803
Class B6, 6.1% 6/10/35 (h)(j)	468	478
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 3.93% 6/25/33 (h)(j)	1,908	1,915
Washington Mutual Mortgage Securities Corp. sequential pay Series 2003-MS9 Class 2A1, 7.5% 12/25/33	620	643
TOTAL PRIVATE SPONSOR		35,184
U.S. Government Agency - 0.3%
Fannie Mae planned amortization class Series 1996-28 Class PK, 6.5% 7/25/25	2,590	2,727
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	1,276	1,243
Series 2640 Class QG, 2% 4/15/22	1,642	1,594
Series 2770 Class UD, 4.5% 5/15/17	12,058	11,812
Series 2780 Class OC, 4.5% 3/15/17	3,935	3,897
Series 2831 Class PB, 5% 7/15/19	3,735	3,743
Series 2885 Class PC, 4.5% 3/15/18	5,030	4,971
Series 2888 Class GD, 4.5% 4/15/18	4,817	4,697
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8918% 10/16/23 (j)	685	710
TOTAL U.S. GOVERNMENT AGENCY		35,394
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $71,099)		70,578
Commercial Mortgage Securities - 0.7%
	Principal Amount (000s)	Value (Note 1) (000s)
Banc of America Commercial Mortgage, Inc. sequential pay Series 2004-2 Class A3, 4.05% 11/10/38	$ 7,000	$ 6,780
Bayview Commercial Asset Trust floater Series 2004-3:
Class A1, 3.83% 1/25/35 (h)(j)	4,150	4,164
Class A2, 3.88% 1/25/35 (h)(j)	620	622
Class M1, 3.96% 1/25/35 (h)(j)	715	716
Bear Stearns Commercial Mortgage Securities, Inc. Series 2004-ESA:
Class B, 4.888% 5/14/16 (h)	1,030	1,038
Class C, 4.937% 5/14/16 (h)	2,140	2,160
Class D, 4.986% 5/14/16 (h)	780	785
Class E, 5.064% 5/14/16 (h)	2,420	2,437
Class F, 5.182% 5/14/16 (h)	580	585
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL, 0.6669% 5/15/35 (h)(j)(k)	57,070	3,325
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class D, 4.0281% 9/15/14 (h)(j)	330	330
Class E, 4.0881% 9/15/14 (h)(j)	450	450
Class F, 4.1881% 9/15/14 (h)(j)	355	355
Class G, 4.3681% 9/15/14 (h)(j)	810	810
Class H, 4.4681% 9/15/14 (h)(j)	860	860
Class J, 4.9881% 9/15/14 (h)(j)	295	296
Class K, 5.3881% 9/15/14 (h)(j)	460	461
Class L, 5.5881% 9/15/14 (h)(j)	375	375
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	307	309
Series 2000-C1 Class A2, 7.545% 4/15/62	5,000	5,530
Series 1997-C2 Class D, 7.27% 1/17/35	2,800	2,996
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 6/15/31	1,885	2,004
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	4,885	5,452
Equitable Life Assurance Society of the United States Series 174:
Class B1, 7.33% 5/15/06 (h)	5,000	5,105
Class C1, 7.52% 5/15/06 (h)	4,000	4,087
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,107	1,147
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	$ 2,985	$ 2,881
Series 2003-36 Class C, 4.254% 2/16/31	2,370	2,310
Series 2003-47 Class C, 4.227% 10/16/27	4,370	4,290
Series 2003-59 Class D, 3.654% 10/16/27	4,890	4,615
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.749% 12/10/41 (j)(k)	3,500	104
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (h)	2,912	3,182
Series 2003-C1 Class A2A, 3.59% 1/10/40	2,445	2,397
Series 1998-GLII Class E, 7.1906% 4/13/31 (j)	1,220	1,288
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (h)	1,400	1,526
LB-UBS Commercial Mortgage Trust sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	5,000	5,619
Series 2001-C2 Class A2, 6.653% 11/15/27	1,920	2,092
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (h)	5,000	4,511
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	3,309	3,443
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (h)	9,000	9,383
Wachovia Bank Commercial Mortgage Trust sequential pay Series 2003-C8 Class A3, 4.445% 11/15/35	8,060	7,940
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $108,799)		108,760
Municipal Securities - 0.0%

Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.5% 1/1/29 (FGIC Insured)	3,100	3,681
Univ. of Virginia Univ. Revs. 5% 6/1/37	1,700	1,806
TOTAL MUNICIPAL SECURITIES (Cost $5,553)		5,487
Foreign Government and Government Agency Obligations - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	$ 6,700	$ 7,540
Israeli State 4.625% 6/15/13	770	745
Korean Republic 4.875% 9/22/14	2,495	2,477
United Mexican States:
4.625% 10/8/08	4,210	4,187
5.875% 1/15/14	12,580	12,876
6.75% 9/27/34	12,855	13,549
7.5% 1/14/12	6,200	6,925
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $46,486)		48,299
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $2,795)	2,825	3,103
Money Market Funds - 1.5%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	135,772,846	135,773
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	85,183,608	85,184
TOTAL MONEY MARKET FUNDS (Cost $220,957)		220,957
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $12,773,032)		15,014,124
NET OTHER ASSETS - (2.8)%		(404,412)
NET ASSETS - 100%		$ 14,609,712
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap
Receive from Morgan Stanley, Inc., upon default event of Motorola, Inc., par value of the notional amount of Motorola, Inc. 7.625% 11/15/10, and pay quarterly notional amount multiplied by .69%	Sept. 2009	$ 7,000	$ (117)
Receive quarterly notional amount multiplied by .41% and pay Morgan Stanley upon default event of Sempra Energy, par value of the notional amount of Sempra Energy 6% 2/1/13	Sept. 2010	8,500	(3)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	5,100	(2)
Receive quarterly notional amount multiplied by .8% and pay Morgan Stanley, Inc. upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	15,000	181
TOTAL CREDIT DEFAULT SWAP		35,600	59
Total Return Swap
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Bank of America	March 2006	5,400	(89)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Citibank	Oct. 2005	5,400	(134)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Citibank	Oct. 2005	3,575	(58)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	March 2006	1,425	(22)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Bank of America

	July 2006	$ 5,400	$ (44)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 40 basis points with Bank of America	Nov. 2005	10,800	(42)
TOTAL TOTAL RETURN SWAP		32,000	(389)
		$ 67,600	$ (330)
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.
(g) Affiliated company

(h) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $231,322,000 or 1.6% of net assets.

(i) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(j) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(k) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	21.9%
AAA,AA,A	3.6%
BBB	4.6%
BB	0.2%
B	0.4%
CCC,CC,C	0.1%
Not Rated	0.3%
Equities	70.2%
Short-Term Investments and Net Other Assets	(1.3)%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ATMI, Inc.	$ 32,079	$ 8,217	$ 2,384	$ -	$ 60,485
Covad Communications Group, Inc.	24,693	3,864	-	-	21,114
Frontier Airlines, Inc.	27,960	85	-	-	43,732
Hanger Orthopedic Group, Inc.	732	8,160	1,221	-	10,496
LTX Corp.	26,657	1,757	137	-	24,279
Vastera, Inc.	4,719	-	3,617	-	-
Total	$ 116,840	$ 22,083	$ 7,359	$ -	$ 160,106

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $80,300) (cost $12,773,032) - See accompanying schedule		$ 15,014,124
Receivable for investments sold		70,530
Receivable for fund shares sold		31,699
Dividends receivable		7,667
Interest receivable		36,373
Prepaid expenses		18
Other affiliated receivables		38
Other receivables		1,139
Total assets		15,161,588

Liabilities
Payable for investments purchased Regular delivery	$ 70,982
Delayed delivery	376,306
Payable for fund shares redeemed	10,248
Swap agreements, at value	330
Accrued management fee	5,023
Other affiliated payables	2,661
Other payables and accrued expenses	1,142
Collateral on securities loaned, at value	85,184
Total liabilities		551,876

Net Assets		$ 14,609,712
Net Assets consist of:
Paid in capital		$ 11,912,477
Undistributed net investment income		23,674
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		433,343
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,240,218
Net Assets, for 780,094 shares outstanding		$ 14,609,712
Net Asset Value, offering price and redemption price per share ($14,609,712 ÷ 780,094 shares)		$ 18.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends		$ 109,967
Interest		178,157
Security lending		1,255
Total income		289,379

Expenses
Management fee	$ 52,777
Transfer agent fees	25,808
Accounting and security lending fees	1,624
Independent trustees' compensation	63
Appreciation in deferred trustee compensation account	13
Custodian fees and expenses	504
Registration fees	529
Audit	143
Legal	28
Miscellaneous	114
Total expenses before reductions	81,603
Expense reductions	(2,183)	79,420
Net investment income (loss)		209,959
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (net of foreign taxes of $(33)) (Including realized gain (loss) of $(8,838) from affiliated issuers)	487,741
Foreign currency transactions	(205)
Swap agreements	2,565
Total net realized gain (loss)		$ 490,101
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $542)	1,373,241
Assets and liabilities in foreign currencies	1
Swap agreements	(1,012)
Total change in net unrealized appreciation (depreciation)		1,372,230
Net gain (loss)		1,862,331
Net increase (decrease) in net assets resulting from operations		$ 2,072,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 209,959	$ 160,240
Net realized gain (loss)	490,101	533,307
Change in net unrealized appreciation (depreciation)	1,372,230	328,787
Net increase (decrease) in net assets resulting from operations	2,072,290	1,022,334
Distributions to shareholders from net investment income	(209,042)	(153,880)
Distributions to shareholders from net realized gain	(288,055)	-
Total distributions	(497,097)	(153,880)
Share transactions Proceeds from sales of shares	3,734,286	3,598,599
Reinvestment of distributions	488,501	150,873
Cost of shares redeemed	(1,972,649)	(1,738,797)
Net increase (decrease) in net assets resulting from share transactions	2,250,138	2,010,675
Total increase (decrease) in net assets	3,825,331	2,879,129

Net Assets
Beginning of period	10,784,381	7,905,252
End of period (including undistributed net investment income of $23,674 and undistributed net investment income of $23,604, respectively)	$ 14,609,712	$ 10,784,381
Other Information Shares
Sold	213,325	217,286
Issued in reinvestment of distributions	29,188	9,103
Redeemed	(113,135)	(105,374)
Net increase (decrease)	129,378	121,015

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 16.57	$ 14.92	$ 13.28	$ 15.45	$ 15.33
Income from Investment Operations
Net investment income (loss) B	.29	.27	.30	.41	.47
Net realized and unrealized gain (loss)	2.60	1.64	1.63	(1.99)	.61
Total from investment operations	2.89	1.91	1.93	(1.58)	1.08
Distributions from net investment income	(.29)	(.26)	(.29)	(.42)	(.47)
Distributions from net realized gain	(.44)	-	-	(.17)	(.49)
Total distributions	(.73)	(.26)	(.29)	(.59)	(.96)
Net asset value, end of period	$ 18.73	$ 16.57	$ 14.92	$ 13.28	$ 15.45
Total Return A	18.04%	12.82%	14.78%	(10.53)%	7.23%
Ratios to Average Net Assets C
Expenses before expense reductions	.65%	.67%	.70%	.69%	.67%
Expenses net of voluntary waivers, if any	.65%	.67%	.70%	.69%	.67%
Expenses net of all reductions	.64%	.66%	.67%	.66%	.64%
Net investment income (loss)	1.68%	1.63%	2.17%	2.79%	3.05%
Supplemental Data
Net assets, end of period (in millions)	$ 14,610	$ 10,784	$ 7,905	$ 6,464	$ 6,867
Portfolio turnover rate	82%	99%	137%	150%	115%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Balanced Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,562,254
Unrealized depreciation	(342,845)
Net unrealized appreciation (depreciation)	2,219,409
Undistributed ordinary income	69,475
Undistributed long-term capital gain	384,060

Cost for federal income tax purposes	$ 12,794,715

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 226,191	$ 153,880
Long-term Capital Gains	270,906	-
Total	$ 497,097	$ 153,880

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Repurchase Agreements - continued

agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as

Annual Report

2. Operating Policies - continued

Swap Agreements - continued

a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,112,998 and $5,045,273, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,077 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $318 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,829 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $8 and $346, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Balanced Fund (a fund of Fidelity Puritan Trust) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Balanced Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment:

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Balanced. He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1995

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Churchill also serves as Vice President of certain Equity funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

David L. Murphy (57)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of FIMM (2003-present) and a Vice President of FMR (2000-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002). Mr. Murphy joined Fidelity Investments in 1989 as a portfolio manager in the Bond Group.

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Balanced. Mr. Silvia also serves as Vice President of Fidelity's Bond Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

George A. Fischer (44)

Year of Election or Appointment: 2004

Vice President of Balanced. Mr. Fischer is Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Lawrence Rakers (41)

Year of Election or Appointment: 2003

Vice President of Balanced. Mr. Rakers is Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers worked as a research analyst and portfolio manager.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Balanced. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Balanced. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Balanced. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Balanced. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Balanced. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Balanced. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Balanced. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Balanced. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment:2005

Deputy Treasurer of Balanced. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1995 Assistant Treasurer of Balanced. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Balanced. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Balanced. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Balanced. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Balanced Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $.55 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $407,695,000, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 29%, 29%, 29%, 51% and 51% of the dividends distributed in September, October, December, April and July, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 0%, 36%, 36%, 61%, and 61% of the dividends distributed in September, October, December, April and July, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a proprietary custom index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the fund's general investment categories in both equity and bond securities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Balanced Fund Performance Summary vs. Lipper Objective (%):

12.0
10.0
8.0
6.0
4.0
2.0
0.0
Cumulative Total Return (%)
10.9
10.4
9.5
6.4
1 Year
35
30
25
20
15
10
5
0
30.2
22.6
18.5
9.7
3 Year
45
40
35
30
25
20
15
10
5
0
40.2
27.0
22.8
1.1
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 91% 98% 95%

Lipper Objective: Balanced

Benchmark: Fid Bal Hybrid Comp (Custom)

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-, three-, and five-year periods. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Balanced

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Balanced
75
56
43
75
57
43
75
55
43
75
56
43
73
59
42
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	14%	14%	16%	17%	18%
Funds/Classes	913	912	936	943	931
ASPG Quadrant	1st	1st	2nd	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BAL-UANN-0905
1.789243.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Low-Priced Stock

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	25.32%	19.53%	16.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Low-Priced Stock Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Joel Tillinghast, Portfolio Manager of Fidelity® Low-Priced Stock Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12 months ending July 31, 2005, Fidelity Low-Priced Stock Fund had a total return of 25.32%, outpacing both the Russell 2000 Index and the LipperSM Small Cap Funds Average, which advanced 23.40%. Astute stock picking in three principal areas drove most of the outperformance versus the index. Within health care, which was the strongest sector for the portfolio, managed-care provider PacifiCare Health Systems turned in robust performance. The housing industry remained strong, with national homebuilder D.R. Horton providing the biggest individual boost during the period, while building materials companies USG Corp. and Lafarge North America also helped. Energy stocks, driven by record-high prices for crude oil, contributed as well, with Brazilian oil company Petrobras helping to support the fund's strong absolute and relative performance. Offshore holdings also were helped by favorable currency movements. On the downside, the fund was held back by weak results from two financial services stocks - Puerto Rican mortgage bank Doral Financial and MBNA, a leader in credit cards - as well as by a large cash position.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,081.90	$ 4.80
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.18	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio of .93%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
D.R. Horton, Inc.	2.8	2.2
Safeway, Inc.	1.7	1.4
Health Management Associates, Inc. Class A	1.5	1.5
Petroleo Brasileiro SA Petrobras sponsored ADR	1.4	1.2
MBNA Corp.	1.3	1.5
PacifiCare Health Systems, Inc.	1.3	1.2
Lafarge North America, Inc.	1.1	1.1
Next PLC	1.1	1.2
SunGard Data Systems, Inc.	1.1	0.2
Lincare Holdings, Inc.	1.0	1.1
	14.3
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	23.2	22.4
Financials	13.4	14.6
Health Care	10.9	11.1
Information Technology	9.7	11.1
Industrials	8.8	10.0
Asset Allocation (% of fund's net assets)
As of July 31, 2005 *		As of January 31, 2005 **
	Stocks, Investment Companies and Equity Futures 90.5%		Stocks, Investment Companies and Equity Futures 90.9%
	Short-Term Investments and Net Other Assets 9.5%		Short-Term Investments and Net Other Assets 9.1%
* Foreign investments	25.0%	** Foreign investments	24.4%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 88.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 23.2%
Auto Components - 1.6%
American Axle & Manufacturing Holdings, Inc. (e)	4,827,300	$ 132,992
ArvinMeritor, Inc. (e)	6,854,000	130,706
Brembo Spa	100,000	772
Drew Industries, Inc. (a)(e)	1,000,000	44,550
Dura Automotive Systems, Inc. Class A (a)(d)(e)	1,844,074	8,778
FCC Co. Ltd. (d)	375,000	15,741
Federal Screw Works (e)	156,250	3,203
Halla Climate Control Co.	315,000	2,875
Intermet Corp. (a)	10	0
INZI Controls Co. Ltd. (e)	720,500	3,873
INZI Controls Co. Ltd. rights 8/12/05	115,280	151
Johnson Controls, Inc.	2,400,000	137,856
Motonic Corp.	78,310	1,879
Murakami Corp. (e)	850,000	8,686
Musashi Seimitsu Industry Co. Ltd.	200,000	4,909
Owari Precise Products Co. Ltd.	325,000	1,000
Piolax, Inc. (d)(e)	975,000	18,642
Samsung Climate Control Co. Ltd.	330,050	2,177
Sewon Precision Industries Co. Ltd.	41,860	929
Stoneridge, Inc. (a)(e)	2,318,200	23,205
Strattec Security Corp. (a)(e)	501,900	32,122
Tachi-S Co. Ltd.	715,400	8,188
Tower Automotive, Inc. (a)(e)	5,300,000	1,007
Toyota Auto Body Co. Ltd.	170,000	3,061
Yutaka Giken Co. Ltd.	415,000	10,445
		597,747
Automobiles - 0.0%
Glendale International Corp.	370,300	1,542
National R.V. Holdings, Inc. (a)(e)	931,700	7,128
		8,670
Distributors - 0.2%
Advanced Marketing Services, Inc. (a)(e)	1,877,800	10,234
Compania de Distribucion Integral Logista SA	520,000	27,181
Educational Development Corp. (e)	301,692	3,119
Goodfellow, Inc. (d)(e)	400,000	9,177
Medion AG (d)	375,000	6,252
Nagahori Corp.	200,000	729
San-A Co. Ltd.	100,000	2,579
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Distributors - continued
Strongco Income Fund	482,900	$ 6,232
Uni-Select, Inc.	869,500	20,098
		85,601
Diversified Consumer Services - 1.3%
Career Education Corp. (a)(e)	6,160,000	238,946
Corinthian Colleges, Inc. (a)(e)	9,096,193	124,891
Education Management Corp. (a)	1,375,015	47,782
Johnan Academic Preparatory Institute, Inc.	100,000	470
Kyoshin Co. Ltd.	130,000	936
Matthews International Corp. Class A	149,600	5,834
Meiko Network Japan Co. Ltd. (d)	250,000	1,301
Shingakukai Co. Ltd.	200,000	1,745
Shuei Yobiko Co. Ltd.	75,000	2,061
Steiner Leisure Ltd. (a)(e)	1,725,000	59,616
Up, Inc. (e)	550,000	3,497
Wao Corp.	250,000	934
		488,013
Hotels, Restaurants & Leisure - 3.6%
Applebee's International, Inc. (e)	8,250,000	218,708
ARK Restaurants Corp.	121,891	3,782
Benihana, Inc. (a)(e)	373,300	7,477
Benihana, Inc. Class A (sub. vtg.) (a)	470,225	9,339
Brinker International, Inc. (a)	3,871,200	158,332
Canterbury Park Holding Corp.	104,000	1,768
CEC Entertainment, Inc. (a)(e)	3,700,000	141,747
Domino's Pizza UK & IRL PLC	75,000	440
Domino's Pizza, Inc.	1,470,600	36,794
Elscint Ltd. (a)(e)	1,021,200	7,914
Elxsi Corp. (a)	123,900	434
Enterprise Inns PLC	1,000,000	14,377
Flanigan's Enterprises, Inc. (e)	123,200	1,121
Flight Centre LTD	20,000	227
Inventive Leisure PLC (e)	1,198,165	2,243
Jack in the Box, Inc. (a)(e)	3,337,500	126,992
Jurys Doyle Hotel Group PLC (Ireland)	200,000	3,953
Kappa Create Co. Ltd. (d)	30,000	560
Kyoritsu Maintenance Co. Ltd.	50,000	1,105
Monarch Casino & Resort, Inc. (a)(d)	238,974	4,708
MTR Gaming Group, Inc. (a)	336,641	3,558
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Multimedia Games, Inc. (a)(d)(e)	2,776,364	$ 29,096
Outback Steakhouse, Inc.	2,000,000	93,160
Papa John's International, Inc. (a)(e)	2,220,000	95,682
Pierre & Vacances	20,000	1,483
Pizzaexpress PLC (a)	1,750,000	15,109
Punch Taverns Ltd.	350,000	4,604
Ruby Tuesday, Inc. (e)	4,150,030	103,834
Ryan's Restaurant Group, Inc. (a)(e)	3,922,900	51,115
Sonic Corp. (a)(e)	6,100,000	184,891
Sportscene Restaurants, Inc. Class A (e)	406,500	2,988
Ultimate Leisure Group PLC	150,000	776
		1,328,317
Household Durables - 7.0%
Abbey PLC (e)	3,407,000	38,418
Airsprung Furniture Group PLC (a)	500,000	207
Barratt Developments PLC (e)	23,958,099	303,385
Beazer Homes USA, Inc.	1,350,000	88,344
Bellway PLC (e)	10,530,416	159,352
Blyth, Inc. (e)	3,102,000	86,484
Boston Acoustics, Inc. (e)	274,488	4,738
Bush Industries, Inc. Class A (sub. vtg.) (a)	1,024,400	41
Chitaly Holdings Ltd.	1,634,000	1,051
Chromcraft Revington, Inc. (a)(e)	957,300	13,546
D.R. Horton, Inc. (e)	25,800,000	1,059,846
Decorator Industries, Inc. (e)	243,515	1,948
Department 56, Inc. (a)(e)	1,322,800	16,641
Dominion Homes, Inc. (a)(d)(e)	820,000	17,720
Ekornes AS	100,000	1,911
Enesco Group, Inc. (a)(e)	1,065,500	2,919
Helen of Troy Ltd. (a)(e)	2,980,900	69,872
Henry Boot PLC (e)	2,515,000	26,190
HTL International Holdings Ltd. (e)	20,050,000	16,023
Indesit Co. Spa (d)	100,000	1,319
Japan General Estate Co. Ltd. (d)	160,000	1,770
Joint Corp. (d)	365,000	15,484
Kaufman & Broad SA	150,000	10,140
KB Home	1,800,000	147,438
Libbey, Inc. (e)	866,700	15,211
M/I Homes, Inc. (e)	1,750,000	104,335
McInerney Holdings PLC	75,000	773
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Meritage Homes Corp. (a)	900,000	$ 83,655
Mohawk Industries, Inc. (a)	300,000	26,346
Nagawa Co. Ltd. (a)(e)	1,000,000	10,850
Ngai Lik Industrial Holdings Ltd. (e)	52,404,000	9,438
P&F Industries, Inc. Class A (a)(e)	336,500	5,620
Persimmon PLC	2,900,393	40,781
Redrow PLC	1,400,000	10,322
Salton, Inc. (a)(d)	434,800	974
Southern Energy Homes, Inc. (a)(e)	1,400,100	7,981
Stanley Furniture Co., Inc. (e)	1,300,000	37,284
Techtronic Industries Co. Ltd.	18,000,000	44,690
Toso Co. Ltd.	400,000	1,131
Tsann Kuen Enterprise Co. Ltd.	7,000,000	10,762
Wilson Bowden PLC	425,000	8,590
Yankee Candle Co., Inc. (e)	4,540,000	137,562
		2,641,092
Internet & Catalog Retail - 0.1%
Belluna Co. Ltd. (d)	476,365	13,514
Celebrate Express, Inc.	30,600	427
Insight Enterprises, Inc. (a)	1,210,078	24,686
N Brown Group PLC	1,101,054	3,154
		41,781
Leisure Equipment & Products - 0.5%
Action Performance Companies, Inc. (d)(e)	1,831,600	15,660
Aruze Corp. (d)	25,000	519
Asia Optical Co., Inc.	1,540,011	10,969
Beneteau SA	65,000	5,261
Coastcast Corp. (a)(e)	763,200	1,809
Escalade, Inc.	32,608	449
JAKKS Pacific, Inc. (a)(e)	1,499,956	25,709
Johnson Health Tech Co. Ltd.	929,500	3,164
Jumbo SA (a)	875,000	8,954
Marine Products Corp. (e)	3,868,700	54,549
Premier Image Technology Corp.	6,825,000	9,851
RC2 Corp. (a)	86,350	3,524
SCP Pool Corp.	900,000	32,796
Trigano SA	60,000	4,860
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - continued
Vitec Group PLC	150,000	$ 910
Zapf Creation AG (a)(d)	275,000	3,311
		182,295
Media - 0.5%
Astral Media, Inc. Class A (non-vtg.)	270,000	6,949
Bloomsbury Publishing PLC	100,000	632
Carrere Group (a)(d)	54,500	1,202
Championship Auto Racing Teams, Inc. (a)(e)	1,471,600	250
Chime Communications PLC (e)	15,385,714	7,639
Chubu-Nippon Broadcasting Co. Ltd.	100,000	1,156
Cofina SGPS SA	45,000	159
Cossette Communication Group, Inc. (sub. vtg.) (a)	390,500	4,146
Johnston Press PLC (e)	14,600,927	124,717
Opinion Research Corp. (a)	225,772	1,714
P4 Radio Hele Norge ASA	450,000	1,525
TVA Group, Inc. Class B (non-vtg.)	2,100,000	37,734
		187,823
Multiline Retail - 1.7%
Conn's, Inc. (a)(d)	500,038	13,396
Daiwa Co. Ltd.	300,000	734
Dollar General Corp.	2,300,000	46,736
Dollar Tree Stores, Inc. (a)	4,982,422	124,511
Don Quijote Co. Ltd. (d)	35,000	1,995
Family Dollar Stores, Inc.	510,000	13,158
Gifi	70,000	2,325
Harvey Norman Holdings Ltd. (d)	14,400,000	29,543
Next PLC (e)	15,000,000	414,958
Thanks Japan Corp.	235,000	1,344
		648,700
Specialty Retail - 3.9%
ARB Corp. Ltd. (d)	475,000	1,172
AutoZone, Inc. (a)(d)	955,400	93,094
Big 5 Sporting Goods Corp.	240,900	6,661
BMTC Group, Inc. Class A (sub. vtg.)	3,200,000	34,239
Bricorama SA	30,000	1,746
Brookstone Co., Inc. (a)	720,112	14,215
Camaieu SA	10,000	1,261
Charlotte Russe Holding, Inc. (a)(e)	1,917,500	28,168
Claire's Stores, Inc.	438,600	11,145
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Clas Ohlson AB (B Shares)	40,000	$ 762
Clinton Cards PLC (e)	10,400,000	14,074
DSW, Inc. Class A	40,800	1,081
Electronics Boutique Holding Corp. (a)	169,500	10,960
Finlay Enterprises, Inc. (a)(e)	988,722	12,656
Footstar, Inc. (a)(e)	2,016,000	12,802
French Connection Group PLC (e)	5,700,000	25,646
Friedmans, Inc. Class A (a)(e)	2,007,700	1,867
Genesco, Inc. (a)(e)	2,164,300	80,663
Glentel, Inc. (a)	90,200	534
Group 1 Automotive, Inc. (a)(e)	2,014,800	58,510
Hot Topic, Inc. (a)(e)	3,300,000	56,232
JB Hi-Fi Ltd. (d)	100,000	257
JJB Sports PLC	5,350,000	18,430
John David Group PLC	1,400,000	5,475
Keiiyu Co. Ltd.	100,000	1,190
Komplett ASA (e)	994,950	8,585
La Senza Corp. (sub. vtg.)	161,800	2,432
Le Chateau, Inc. Class A (sub. vtg.)	332,300	12,960
Lithia Motors, Inc. Class A (sub. vtg.)	1,229,000	38,283
Matalan PLC	8,000,000	28,859
Monro Muffler Brake, Inc. (e)	809,013	23,380
Monsoon PLC (a)	4,209,100	30,035
Mothers Work, Inc. (a)(e)	521,042	6,675
Mr. Bricolage SA	347,261	6,518
Nishimatsuya Chain Co. Ltd.	65,000	1,682
OrotonGroup Ltd.	600,000	972
Osim International Ltd.	8,650,600	6,341
Ottakar's PLC	600,000	2,779
Pacific Sunwear of California, Inc. (a)(e)	7,549,800	184,140
Payless ShoeSource, Inc. (a)	366,500	7,117
Peacock Group PLC (e)	6,900,005	31,834
Pier 1 Imports, Inc.	1,250,000	17,775
Pomeroy IT Solutions, Inc. (a)(e)	1,290,645	16,662
Reg Vardy PLC	850,000	8,366
Rex Stores Corp. (a)(e)	1,400,000	21,756
RONA, Inc. (a)	200,000	3,978
Ross Stores, Inc.	7,250,000	192,125
ScS Upholstery PLC (e)	2,413,000	13,910
Signet Group PLC sponsored ADR	661,400	13,651
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sincere Watch Ltd.	1,540,000	$ 777
Sonic Automotive, Inc. Class A (sub. vtg.)	2,928,000	68,222
TBC Corp. New (a)	353,418	10,026
The Cato Corp. Class A (sub. vtg.) (e)	1,999,966	42,319
The Children's Place Retail Stores, Inc. (a)	750,000	34,275
TJX Companies, Inc.	4,297,000	101,022
Topps Tiles PLC	3,975,000	13,990
Volcom, Inc.	18,200	613
Wilsons Leather Experts, Inc. (a)(e)	2,051,412	14,216
		1,459,115
Textiles, Apparel & Luxury Goods - 2.8%
Adolfo Dominguez SA	40,000	1,222
Bijou Brigitte Modische Accessoires AG (d)	30,000	6,189
Billabong International Ltd.	1,000,000	10,773
Cherokee, Inc. (e)	688,800	24,583
Danier Leather, Inc. (sub. vtg.)	415,200	3,649
Delta Apparel, Inc. (e)	808,000	11,150
Fab Industries, Inc. (a)(e)	521,100	1,641
Folli Follie SA	630,000	19,861
Fossil, Inc. (a)(e)	7,114,000	169,242
Gildan Activewear, Inc. Class A (sub. vtg.) (a)(e)	5,175,000	151,835
Hampshire Group Ltd. (a)(e)	944,600	21,301
Handsome Co. Ltd.	1,491,230	15,301
JLM Couture, Inc. (a)(e)	197,100	542
Jones Apparel Group, Inc.	2,650,000	81,011
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	1,204,100	35,846
Liz Claiborne, Inc.	2,599,200	108,153
Marimekko Oyj	200,000	3,637
Movado Group, Inc.	700,000	13,524
Perry Ellis International, Inc. (a)	369,536	8,884
Polo Ralph Lauren Corp. Class A	850,000	41,854
Quiksilver, Inc. (a)(e)	9,000,000	151,110
Steven Madden Ltd. (a)(e)	1,310,600	29,292
Tandy Brands Accessories, Inc.	225,988	2,599
Ted Baker PLC	350,000	3,045
Tommy Hilfiger Corp. (a)(e)	8,489,300	113,077
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Van de Velde	30,000	$ 5,074
Workman Co. Ltd.	5,000	115
		1,034,510
TOTAL CONSUMER DISCRETIONARY		8,703,664
CONSUMER STAPLES - 8.0%
Beverages - 1.6%
Baron de Ley SA (a)	200,000	9,278
Belhaven Group PLC (e)	2,315,997	21,696
C&C Group PLC	3,750,000	18,278
Constellation Brands, Inc. Class A (sub. vtg.) (a)	13,000,000	356,200
Hansen Natural Corp. (a)(d)(e)	852,675	78,787
National Beverage Corp. (a)	190,800	1,574
Pepsi Bottling Group, Inc.	3,300,000	96,228
		582,041
Food & Staples Retailing - 4.2%
BJ's Wholesale Club, Inc. (a)(e)	7,006,000	223,421
Central European Distribution Corp. (a)(d)	370,800	13,842
CVS Corp.	10,601,000	328,949
Fresh Brands, Inc. (a)(e)	510,700	3,856
Green Cross Coa Co. Ltd.	25,000	945
Jean Coutu Group, Inc. Class A (sub. vtg.)	2,000,000	29,893
Majestic Wine PLC	32,316	153
Metro, Inc. Class A (sub. vtg.) (e)	9,687,700	245,209
Ministop Co. Ltd.	200,000	3,637
Ozeki Co. Ltd.	540,000	13,879
President Chain Store Corp.	4,000,600	7,908
Safeway, Inc. (e)	27,000,000	656,100
Shoei Foods Corp.	300,000	2,073
Sligro Food Group NV	675,000	26,640
Sundrug Co. Ltd.	450,000	18,849
Tsuruha Co. Ltd.	55,000	1,844
Village Super Market, Inc. Class A	55,678	3,076
Yaoko Co. Ltd.	86,000	1,686
		1,581,960
Food Products - 1.4%
American Italian Pasta Co. Class A (d)(e)	1,542,300	32,465
Barry Callebaut AG	8,000	2,099
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Cagle's, Inc. Class A (a)(e)	474,000	$ 5,688
Dean Foods Co. (a)	600,000	21,420
Diamond Foods, Inc.	41,500	919
Food Empire Holdings Ltd.	2,000,000	433
Fresh Del Monte Produce, Inc. (e)	5,397,900	142,019
Gaban Co. Ltd.	27,000	205
Greggs PLC	182,000	14,714
IAWS Group PLC (Ireland)	4,250,000	61,941
Industrias Bachoco SA de CV sponsored ADR	2,515,000	49,520
Interstate Bakeries Corp. (a)(e)	2,848,716	27,633
Kerry Group PLC Class A	1,300,000	32,471
Monterey Gourmet Foods, Inc. (a)(e)	1,408,700	5,071
People's Food Holdings Ltd.	11,000,000	6,114
Richmond Foods PLC	175,000	1,890
Robert Wiseman Dairies PLC	189,709	860
Samyang Genex Co. Ltd.	129,540	7,798
Saputo, Inc. (d)	2,775,000	88,349
Select Harvests Ltd.	100,318	753
Singapore Food Industries Ltd.	3,750,000	2,524
Sunjin Co. Ltd. (e)	219,400	6,968
TreeHouse Foods, Inc. (a)	120,000	3,670
United Food Holdings Ltd.	22,400,000	3,567
Want Want Holdings Ltd.	15,000,000	17,700
Yonkyu Co. Ltd.	10,000	116
		536,907
Personal Products - 0.3%
CCA Industries, Inc.	58,500	557
DSG International Ltd. (a)(e)	446,800	2,234
Inter Parfums, Inc. (d)	516,272	10,214
Nature's Sunshine Products, Inc.	432,641	8,631
NBTY, Inc. (a)	3,124,100	75,603
Sarantis SA (Reg.)	90,000	720
		97,959
Tobacco - 0.5%
Alliance One International, Inc. (d)(e)	6,500,000	39,390
Loews Corp. - Carolina Group	4,100,000	159,613
		199,003
TOTAL CONSUMER STAPLES		2,997,870
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 7.9%
Energy Equipment & Services - 2.1%
AKITA Drilling Ltd. Class A (non-vtg.)	1,777,000	$ 24,238
Bolt Technology Corp. (a)(e)	541,200	4,303
Calfrac Well Services Ltd.	200,000	6,142
CCS Income Trust (d)	2,000,000	52,273
CHC Helicopter Corp. Class A (sub. vtg.)	2,356,900	49,858
Collicutt Energy Services Ltd. (a)	140,400	264
Enerflex Systems Ltd.	525,000	11,170
Ensign Energy Services, Inc.	2,000,000	51,701
Farstad Shipping ASA (a)(e)	2,500,000	33,128
Fugro NV (Certificaten Van Aandelen) unit	2,800,000	75,844
Gulf Island Fabrication, Inc. (e)	968,245	21,389
Lufkin Industries, Inc. (e)	950,024	45,886
Maverick Tube Corp. (a)	400,000	13,268
NQL Drilling Tools, Inc. Class A (a)(e)	2,754,940	10,126
Offshore Logistics, Inc. (a)(e)	2,160,000	77,760
Oil States International, Inc. (a)(e)	4,150,000	122,757
Pason Systems, Inc. (e)	2,500,000	49,210
Petroleum Helicopters, Inc. (a)(e)	283,600	7,796
Petroleum Helicopters, Inc. (non-vtg.) (a)	279,185	7,563
ProSafe ASA (e)	2,175,000	77,080
Saipem Spa	150,000	2,232
Savanna Energy Services Corp. (a)	10,000	181
Solstad Offshore ASA	1,310,300	17,363
Superior Well Services, Inc.	116,600	2,136
Total Energy Services Trust	2,748,000	26,260
Wenzel Downhole Tools Ltd. (a)	896,400	488
		790,416
Oil, Gas & Consumable Fuels - 5.8%
Adams Resources & Energy, Inc. (e)	421,800	8,837
Alberta Clipper Energy, Inc. (a)	108,322	416
AO Tatneft sponsored ADR (d)	544,400	21,939
Atlas America, Inc. (a)	450,000	18,860
Beach Petroleum Ltd. warrants 6/30/06 (a)	250,578	47
Castle Energy Corp. (e)	1,167,000	17,668
Chesapeake Energy Corp.	4,000,000	104,440
China Petroleum & Chemical Corp. (H Shares)	9,000,000	3,907
Cimarex Energy Co. (a)	288,425	12,097
CNPC (Hong Kong) Ltd.	27,000,000	5,071
Det Norske Oljeselskap ASA (DNO) (A Shares)	5,966,688	23,719
Edge Petroleum Corp. (a)	110,000	1,929
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ember Resources, Inc. (a)	119,422	$ 693
Encore Acquisition Co. (a)	1,100,000	34,694
ENI Spa	2,250,000	63,630
Euronav NV	500,000	16,672
Frontline Ltd. (d)	205,000	8,781
General Maritime Corp.	500,000	19,495
Giant Industries, Inc. (a)	100,000	3,922
Hankook Shell Oil Co. Ltd. (e)	77,730	4,178
Harvest Natural Resources, Inc. (a)(e)	2,149,100	19,621
Holly Corp.	799,200	37,419
Husky Energy, Inc.	400,000	17,276
KCS Energy, Inc. (a)(e)	4,450,000	87,398
Mariner Energy, Inc. (f)	1,439,700	22,315
Michang Oil Industrial Co. Ltd. (e)	173,900	3,263
National Energy Group, Inc. (a)	548,313	1,689
Nissin Shoji Co. Ltd.	250,000	1,959
Oil Search Ltd.	28,000,463	71,224
Panhandle Royalty Co. Class A	144,900	4,063
Pe Ben Oilfield Services Ltd. (a)(e)	336,150	2,471
PetroKazakhstan, Inc. (f)	745,900	31,527
PetroKazakhstan, Inc. Class A	2,100,000	88,761
Petroleo Brasileiro SA Petrobras sponsored ADR (a)	10,000,000	525,700
Petroleum Development Corp. (a)(e)	1,325,000	49,608
Petsec Energy Ltd. (a)	400,000	363
Repsol YPF SA sponsored ADR	1,500,000	41,805
Resource America, Inc. Class A	20,000	362
Ship Finance International Ltd. (NY Shares)	629,133	11,828
Statoil ASA sponsored ADR (d)	1,250,000	27,138
Swift Energy Co. (a)(e)	1,550,000	63,209
Tap Oil Nl (a)(e)	9,100,000	19,152
Teekay Shipping Corp. (e)	4,150,000	190,942
Tesoro Corp.	2,600,200	125,382
Thunder Energy Trust	162,500	1,646
Top Tankers, Inc.	589,200	9,038
Tsakos Energy Navigation Ltd.	370,000	14,319
UK Coal PLC (e)	10,200,000	24,739
USEC, Inc. (e)	8,462,400	132,775
Vintage Petroleum, Inc.	2,000,000	70,260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc.	1,500,000	$ 41,835
World Fuel Services Corp. (e)	2,270,012	55,729
		2,165,811
TOTAL ENERGY		2,956,227
FINANCIALS - 13.4%
Capital Markets - 0.2%
Binck NV	250,000	1,243
Investors Financial Services Corp.	1,731,866	59,611
MFC Bancorp Ltd. (a)(e)	763,800	14,199
Norvestia Oyj (B Shares)	675,000	5,598
Van der Moolen Holding NV sponsored ADR	1,000,800	4,984
		85,635
Commercial Banks - 3.2%
Anglo Irish Bank Corp. PLC	15,057,287	202,652
Bank of the Ozarks, Inc. (e)	1,500,000	50,205
BOK Financial Corp.	1,253,000	60,996
Cascade Bancorp	399,978	9,191
Cascade Financial Corp.	73,401	1,296
Cathay General Bancorp (e)	2,577,500	91,604
City National Corp.	700,300	51,171
Epic Bancorp	12,063	207
First Bancorp, Puerto Rico (e)	7,930,000	194,444
First National Lincoln Corp., Maine	23,491	423
Great Southern Bancorp, Inc.	396,188	12,900
Hanmi Financial Corp.	1,794,752	34,100
Helgeland Sparebank (a)	34,789	938
International Bancshares Corp.	1,786,890	54,018
London Scottish Bank PLC	3,000,000	4,653
Merrill Merchants Bancshares, Inc.	93,501	2,197
Nara Bancorp, Inc.	62,000	963
Northern Empire Bancshares	60,495	1,750
Northrim Bancorp, Inc.	69,805	1,687
OKO Bank (A Shares)	2,000,000	33,805
Old Second Bancorp, Inc.	154,673	4,897
Oriental Financial Group, Inc.	1,225,776	19,551
OTP Bank Rt.	125,000	4,702
OTP Bank Rt. unit	200,000	15,180
Popular, Inc.	5,349,000	138,004
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
Prosperity Bancshares, Inc.	599,980	$ 18,479
Ringerikes Sparebank (e)	49,950	1,324
Ringkjoebing Bank (Reg.)	80,000	8,582
S.Y. Bancorp, Inc. (e)	791,100	18,986
Smithtown Bancorp, Inc. (d)	142,791	3,754
Southwest Bancorp, Inc., Oklahoma (e)	1,200,022	27,541
Sparebanken More (primary capital certificate) (d)	80,000	3,797
Sparebanken Rogaland (primary capital certificate) (d)	290,000	10,009
Sterling Bancorp, New York (e)	1,799,992	40,500
Sydbank AS (d)	1,649,960	39,824
Texas Regional Bancshares, Inc. Class A	661,500	19,620
UCBH Holdings, Inc.	100,000	1,827
Western Alliance Bancorp.	114,300	3,532
		1,189,309
Consumer Finance - 1.8%
ACE Cash Express, Inc. (a)(e)	1,344,400	31,634
Aeon Credit Service (Asia) Co. Ltd.	15,250,000	10,103
Cattles PLC (e)	21,200,000	110,942
JCG Holdings Ltd.	20,890,000	22,036
MBNA Corp.	20,169,600	507,467
Nicholas Financial, Inc.	459,150	5,014
		687,196
Diversified Financial Services - 0.0%
Daiko Clearing Services Co. Ltd.	100,000	809
Newship Ltd. (e)	2,500	662
		1,471
Insurance - 5.0%
Arthur J. Gallagher & Co.	500,000	13,945
Assurant, Inc.	4,000,000	147,800
Axis Capital Holdings Ltd.	5,000,000	144,000
Direct General Corp. (e)	2,116,300	39,448
Endurance Specialty Holdings Ltd.	907,700	35,400
Fidelity National Financial, Inc.	1,310,000	51,614
Financial Industries Corp. (a)(e)	1,302,480	9,964
Genworth Financial, Inc. Class A (non-vtg.)	7,500,000	235,200
Hilb Rogal & Hobbs Co.	600,000	20,334
IPC Holdings Ltd. (e)	3,500,000	141,575
Montpelier Re Holdings Ltd.	600,000	21,552
National Interstate Corp.	228,300	4,536
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
National Western Life Insurance Co. Class A (a)(e)	241,927	$ 49,595
Nationwide Financial Services, Inc. Class A (sub. vtg.)	4,000,000	158,320
Philadelphia Consolidated Holdings Corp. (a)(e)	1,150,000	95,473
Protective Life Corp.	2,146,600	93,506
PXRE Group Ltd. (e)	1,779,600	45,380
RenaissanceRe Holdings Ltd.	3,362,957	151,131
Specialty Underwriters' Alliance, Inc.	111,500	1,117
UICI	1,600,000	49,360
Universal American Financial Corp. (a)	575,000	14,157
UnumProvident Corp. (e)	17,000,000	325,550
UnumProvident Corp. unit	720,000	22,342
		1,871,299
Real Estate - 0.3%
Apartment Investment & Management Co. Class A	825,000	36,300
Central Equity Ltd.	25,000	42
Equity Residential (SBI)	350,000	14,140
Sjaelso Gruppen AS	25,000	4,880
Tejon Ranch Co. (a)(e)	980,300	60,161
United Mobile Homes, Inc.	193,000	2,999
VastNed Offices/Industrial NV	75,000	2,024
		120,546
Thrifts & Mortgage Finance - 2.9%
Coastal Financial Corp.	319,974	4,700
Commercial Capital Bancorp, Inc.	1,350,603	26,796
Doral Financial Corp. (e)	7,300,000	112,639
Farmer Mac Class C (non-vtg.)	284,500	7,243
First Mutual Bancshares, Inc. (e)	526,287	13,762
Flushing Financial Corp.	181,600	3,440
Fremont General Corp. (e)	5,475,000	133,809
Harbor Florida Bancshares, Inc.	703,173	26,988
HMN Financial, Inc.	42,200	1,334
Home Capital Group, Inc.	834,400	27,253
Hudson City Bancorp, Inc.	1,000,000	11,830
Kensington Group PLC	400,000	4,464
North Central Bancshares, Inc. (e)	153,800	5,861
Northern Rock PLC	7,000,000	100,268
Paragon Group of Companies PLC	2,100,000	17,522
R&G Financial Corp. Class B	1,050,000	16,590
Radian Group, Inc.	2,300,000	118,634
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Severn Bancorp, Inc.	211,849	$ 4,025
The PMI Group, Inc. (e)	8,925,000	365,479
W Holding Co., Inc. (e)	8,805,900	94,135
Washington Savings Bank Fsb (e)	462,150	4,571
		1,101,343
TOTAL FINANCIALS		5,056,799
HEALTH CARE - 10.9%
Biotechnology - 0.1%
Albany Molecular Research, Inc. (a)(e)	2,000,000	31,040
Embrex, Inc. (a)(e)	540,500	6,118
Vital BioTech Holdings Ltd.	5,000,000	156
		37,314
Health Care Equipment & Supplies - 1.7%
Biomet, Inc.	100,000	3,813
Cantel Medical Corp. (a)(e)	1,171,050	20,505
Cardiodynamics International Corp. (a)	50,000	91
Cochlear Ltd.	500,000	15,304
Compex Technologies, Inc. (a)	40,000	180
Cooper Companies, Inc. (e)	2,500,012	171,751
Escalon Medical Corp. (a)(d)(e)	585,100	4,698
Exactech, Inc. (a)(e)	986,800	14,999
Golden Meditech Co. Ltd.	12,384,000	2,087
Huntleigh Technology PLC	75,000	490
ICU Medical, Inc. (a)	550,026	18,162
Invacare Corp. (e)	1,635,900	68,953
Japan Medical Dynamic Marketing, Inc. (d)	100,000	1,089
Kensey Nash Corp. (a)(d)	505,300	16,281
Lifecore Biomedical, Inc. (a)	100,100	1,351
Medical Action Industries, Inc. (a)(e)	1,025,500	19,392
Mentor Corp.	1,000,000	49,750
Merit Medical Systems, Inc. (a)(e)	2,000,000	34,460
Moulin Global Eyecare Hlds Ltd.	5,000,167	0
Nakanishi, Inc.	250,000	24,456
National Dentex Corp. (a)(e)	404,199	7,858
Nutraceutical International Corp. (a)	15,715	223
Orthofix International NV (a)(e)	1,413,200	63,947
Osteotech, Inc. (a)(e)	1,026,800	4,549
Pihsiang Machinery Manufacturing Co.	193,500	389
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
PolyMedica Corp.	624,275	$ 21,925
Theragenics Corp. (a)(e)	2,966,000	10,470
Utah Medical Products, Inc. (d)(e)	473,300	10,772
Waters Corp. (a)	100,000	4,528
Young Innovations, Inc. (e)	684,071	24,586
		617,059
Health Care Providers & Services - 7.8%
American HomePatient, Inc. (a)(e)	1,735,000	4,043
AMERIGROUP Corp. (a)	1,850,000	64,103
AmSurg Corp. (a)(e)	1,638,412	45,892
Apria Healthcare Group, Inc. (a)	1,700,000	57,341
Bio-Reference Laboratories, Inc. (a)	589,300	8,339
CML Healthcare Income Fund	3,234,400	38,675
Community Health Systems, Inc. (a)	2,000,000	77,220
Corvel Corp. (a)(e)	1,001,195	26,892
Coventry Health Care, Inc. (a)	1,000,000	70,730
DaVita, Inc. (a)	1,687,300	79,708
Grupo Casa Saba SA de CV sponsored ADR	192,400	3,042
Health Management Associates, Inc. Class A (e)	24,400,000	580,720
Health Net, Inc. (a)	696,400	27,020
Hokuyaku, Inc.	350,000	2,848
Horizon Health Corp. (a)(e)	1,200,000	31,224
ICON PLC sponsored ADR (a)	915,000	35,822
LifePoint Hospitals, Inc. (a)	1,200,040	56,114
Lincare Holdings, Inc. (a)(e)	9,431,423	380,464
Medco Health Solutions, Inc. (a)	2,800,000	135,632
Molina Healthcare, Inc. (a)	800,000	19,152
National Healthcare Corp. (e)	976,500	33,250
Odyssey Healthcare, Inc. (a)(e)	2,652,100	38,959
Omnicare, Inc.	2,000,000	92,200
OPG Groep NV (A Shares) (Certificaten Van Aandelen) unit	63,000	4,889
Option Care, Inc. (d)(e)	1,600,000	22,432
PacifiCare Health Systems, Inc. (a)(e)	6,200,000	472,440
Per-Se Technologies, Inc. (a)	485,900	11,210
PRA International	48,400	1,462
Priority Healthcare Corp. Class B (a)	251,200	6,905
RehabCare Group, Inc. (a)(e)	1,000,000	23,300
Renal Care Group, Inc. (a)(e)	7,350,000	345,083
ResCare, Inc. (a)	1,000,024	14,830
Rhoen-Klinikum AG (d)	125,000	9,018
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
U.S. Physical Therapy, Inc. (a)	288,400	$ 5,266
United Drug PLC:
(Ireland)	2,692,660	11,264
(United Kingdom)	896,677	3,735
Universal Health Services, Inc. Class B	2,000,000	104,080
WebMD Corp. (a)	70,000	743
		2,946,047
Pharmaceuticals - 1.3%
Dong-A Pharmaceutical Co. Ltd. (e)	600,000	25,506
Far East Pharmaceutical Technology Co. Ltd. (a)	13,000,000	114
Fornix Biosciences NV	90,000	2,559
Il Dong Pharmaceutical Co. Ltd. (e)	209,910	6,503
KV Pharmaceutical Co. Class A (a)	602,000	9,578
Merck & Co., Inc.	7,000,000	217,420
Nichi-iko Pharmaceutical Co. Ltd. (a)(d)	333,000	3,059
Pfizer, Inc.	8,500,000	225,250
Tong Ren Tang Technologies Co. Ltd. (H Shares)	400,000	741
Torii Pharmaceutical Co. Ltd.	107,600	2,234
Whanin Pharmaceutical Co. Ltd.	280,000	3,283
		496,247
TOTAL HEALTH CARE		4,096,667
INDUSTRIALS - 8.8%
Aerospace & Defense - 0.7%
AAR Corp. (a)	1,300,000	23,361
Astronics Corp. (a)(e)	749,143	7,716
CAE, Inc. (e)	16,650,100	95,194
Cobham PLC	8,500,000	21,475
Ducommun, Inc. (a)(e)	1,005,600	22,143
Magellan Aerospace Corp. (a)	1,350,000	3,374
Moog, Inc. Class A (a)	1,500,000	47,355
Pemco Aviation Group, Inc. (a)(e)	245,280	6,439
The Allied Defense Group, Inc. (a)(e)	466,088	11,428
Triumph Group, Inc. (a)	522,000	21,063
		259,548
Air Freight & Logistics - 0.0%
AirNet Systems, Inc. (a)	342,600	1,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - continued
Baltrans Holdings Ltd.	6,000,000	$ 2,470
Frans Maas Groep NV (Certificaten Van Aandelen) unit	285,000	9,157
		13,021
Airlines - 0.3%
America West Holding Corp. Class B (a)(d)	700,027	5,950
ExpressJet Holdings, Inc. Class A (a)(e)	5,124,206	53,036
MAIR Holdings, Inc. (a)(e)	2,000,026	18,080
Midwest Air Group, Inc. (a)	1,000,000	2,900
Pinnacle Airlines Corp. (a)(d)	255,583	2,635
Republic Airways Holdings, Inc. (a)	450,000	6,120
Ryanair Holdings PLC sponsored ADR (a)	450,000	21,065
		109,786
Building Products - 1.3%
Aaon, Inc. (a)	451,338	8,666
American Woodmark Corp.	422,601	14,880
Ameron International Corp.	220,700	8,431
Beltecno Corp.	125,000	467
Chosun Refractories Co.	118,000	3,356
Dynasty Ceramic PCL (For. Reg.)	500,000	199
Insteel Industries, Inc. (d)(e)	864,998	11,954
Kingspan Group PLC (Ireland)	4,500,000	58,709
Kondotec, Inc.	275,000	2,316
Maezawa Kasei Industries Co. Ltd.	269,900	4,849
NCI Building Systems, Inc. (a)(e)	2,010,000	77,626
Patrick Industries, Inc. (a)(e)	273,280	2,596
Permasteelisa Spa	425,000	6,700
Quixote Corp. (e)	450,027	9,149
Royal Group Technologies Ltd. (sub. vtg.) (a)	6,375,800	63,167
Simpson Manufacturing Co. Ltd.	150,000	5,748
Toami Corp.	207,000	3,304
Universal Forest Products, Inc.	140,004	6,993
USG Corp. (a)(d)(e)	4,302,800	210,407
		499,517
Commercial Services & Supplies - 0.4%
AJIS Co. Ltd.	28,100	545
Compudyne Corp. (a)(d)(e)	480,986	3,670
GFK AG	60,000	2,365
Mitie Group PLC	5,570,800	16,375
Navigant Consulting, Inc. (a)	380,000	7,600
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
New Horizons Worldwide, Inc. (a)	452,200	$ 1,560
Nippon Filing Co. Ltd.	100,000	373
On Assignment, Inc. (a)(e)	2,074,771	11,204
Penna Consulting PLC (a)	395,000	823
PHS Group PLC	278,000	559
RCM Technologies, Inc. (a)(e)	1,135,063	4,949
Refac (a)	75,900	464
RemedyTemp, Inc. Class A (a)(e)	854,600	7,384
Roto Smeets de Boer NV (e)	267,800	17,209
SOURCECORP, Inc. (a)	726,400	15,974
Spherion Corp. (a)	2,644,700	20,893
Tanabe Management Consulting Co.	35,500	278
Transcontinental, Inc. Class A	546,900	12,020
Wesco, Inc.	300,000	1,195
Wyndeham Press Group PLC (e)	4,000,000	7,979
		133,419
Construction & Engineering - 2.4%
Abengoa SA	400,000	5,190
Actividades de Construccion y Servicios SA (ACS)	2,750,000	79,525
Aoki Marine Co. Ltd.	126,000	403
Arcadis NV (d)	415,000	9,998
Chodai Co. Ltd.	124,000	601
Dongyang Express & Construction Corp.	10,650	374
EMCOR Group, Inc. (a)(e)	1,199,972	61,799
Heijmans NV (e)	2,075,000	100,990
Hibiya Engineering Ltd.	1,400,000	13,247
Imtech NV	650,000	23,565
Jacobs Engineering Group, Inc. (a)	2,300,000	135,424
Japan Engineering Consultants Co. Ltd. (d)	300,000	1,427
Japan Steel Tower Co. Ltd.	400,000	1,914
Kaneshita Construction Co. Ltd.	815,000	6,523
Kawasaki Setsubi Kogyo Co. Ltd.	165,000	321
Keller Group PLC	150,000	840
Kier Group PLC	500,000	8,085
Komai Tekko, Inc.	100,000	291
Koninklijke BAM Groep NV (e)	1,250,000	88,816
Kyeryong Construction Industrial Co. Ltd.	215,000	5,421
Matsui Construction Co. Ltd. (d)	440,000	1,980
Matsuo Bridge Co. Ltd. (a)	400,000	754
Sanyo Engineering & Construction, Inc.	1,000,000	6,136
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Shaw Group, Inc. (a)(e)	5,900,000	$ 112,808
Shinsegae Engineering & Construction Co. Ltd. (e)	305,720	7,723
ShoLodge, Inc. (a)(e)	428,300	1,606
Stantec, Inc. (a)(e)	1,893,300	50,257
Tae Young Corp.	10,000	386
Takada Kiko Co. Ltd.	675,000	4,406
Takigami Steel Construction Co. Ltd.	300,000	1,868
Technical Olympic SA (Reg.)	3,000,000	20,006
URS Corp. (a)(e)	3,786,900	141,819
Yokogawa Bridge Corp.	875,000	4,739
Yokogawa Construction Co. Ltd.	300,000	1,137
Yurtec Corp.	1,150,000	6,648
		907,027
Electrical Equipment - 1.1%
Acbel Polytech, Inc.	550,000	393
Acuity Brands, Inc.	1,800,000	52,524
Aichi Electric Co. Ltd.	900,000	1,945
AZZ, Inc. (a)(e)	539,100	9,704
BYD Co. Ltd. (H Shares)	2,000,000	4,116
C&D Technologies, Inc. (e)	2,530,000	25,477
Channell Commercial Corp. (a)	330,789	2,514
Chase Corp. (e)	404,700	5,585
Deswell Industries, Inc. (e)	999,953	15,579
Draka Holding NV (a)(d)(e)	3,332,396	41,617
General Cable Corp. (a)(e)	3,800,000	63,080
Genlyte Group, Inc. (a)(e)	2,650,000	136,157
Koito Industries Ltd.	800,000	3,486
Korea Electric Terminal Co. Ltd. (e)	610,000	8,167
Nexans SA	425,000	18,912
Power Logics Co. Ltd.	525,000	6,824
TB Wood's Corp. (e)	517,900	2,677
Volex Group PLC (a)	631,578	1,388
		400,145
Industrial Conglomerates - 0.7%
Aalberts Industries NV	143,414	7,681
DCC PLC (Ireland) (e)	8,362,200	184,736
Mega First Corp. BHD	713,000	154
Teleflex, Inc.	875,000	58,039
		250,610
Common Stocks - continued
	Shares	Value (Note1) (000s)
INDUSTRIALS - continued
Machinery - 1.2%
Ampco-Pittsburgh Corp.	92,800	$ 1,298
Cascade Corp. (e)	1,208,100	53,350
China Fire Safety Enterprise Group Holdings Ltd.	1,000,000	89
Collins Industries, Inc.	231,400	1,365
Columbus McKinnon Corp. (NY Shares) (a)(e)	1,493,977	22,499
Denyo Co. Ltd.	170,400	1,393
Domnick Hunter Group PLC	625,500	5,750
First Engineering Ltd.	2,800,000	2,322
FKI PLC	3,500,000	6,444
Foremost Industries Income Fund	1,500,000	15,927
Gardner Denver, Inc. (a)	581,625	23,905
Gehl Co. (a)(e)	583,000	28,742
Hardinge, Inc. (e)	884,287	13,530
JLG Industries, Inc.	421,600	13,213
Krones AG	10,000	1,085
Met-Pro Corp.	262,266	3,858
NACCO Industries, Inc. Class A	300,000	34,680
Pfeiffer Vacuum Technology AG sponsored ADR (d)	100,000	4,863
Quipp, Inc. (a)(e)	141,500	1,869
Samyoung Corp.	170,000	3,206
Seksun Corp. Ltd. (e)	28,500,000	6,936
Supreme Industries, Inc. Class A	409,550	3,432
The Weir Group PLC	825,000	4,981
Trifast PLC (e)	7,142,858	8,976
Trinity Industries, Inc. (d)(e)	4,000,000	148,200
Twin Disc, Inc. (e)	285,900	6,659
Velan, Inc. (sub. vtg.)	421,900	4,500
Wolverine Tube, Inc. (a)(e)	1,476,481	9,760
		432,832
Marine - 0.0%
Chuan Hup Holdings Ltd.	2,700,000	1,371
Compagnie Maritime Belge SA (CMB)	400,000	11,883
Ocean Wilsons Holdings Ltd.	450,000	2,491
Tokyo Kisen Co. Ltd. (e)	600,000	3,687
		19,432
Road & Rail - 0.4%
Daiwa Logistics Co. Ltd.	375,000	3,438
Dongyang Express Bus Corp. (a)	4,350	64
DSV de Sammensluttede Vognmaend AS	25,000	2,361
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Hutech Norin Co. Ltd.	140,000	$ 1,184
Japan Logistic Systems Corp.	300,000	1,011
Marten Transport Ltd. (a)	599,992	15,009
Overnite Corp. (e)	1,766,601	76,158
P.A.M. Transportation Services, Inc. (a)(e)	1,113,725	18,332
Sakai Moving Service Co. Ltd. (a)	227,700	4,028
Trancom Co. Ltd.	300,000	6,470
U.S. Xpress Enterprises, Inc. Class A (a)	120,000	1,577
Universal Truckload Services, Inc.	195,985	3,577
		133,209
Trading Companies & Distributors - 0.3%
BlueLinx Corp.	300,000	2,907
Brammer PLC	2,249,960	6,327
Fujitsu Devices, Inc.	65,000	827
Grafton Group PLC Class A unit	4,475,017	50,787
Nishio Rent All Co. Ltd.	408,000	5,007
Richelieu Hardware Ltd.	845,200	16,016
SIG PLC	1,350,000	15,600
UAP Holding Corp.	500,000	9,700
Uehara Sei Shoji Co. Ltd. (e)	1,250,000	7,726
Wakita & Co. Ltd.	703,000	6,565
		121,462
Transportation Infrastructure - 0.0%
Hoan Kogyo Co. Ltd.	133,000	360
Isewan Terminal Service Co. Ltd.	832,000	4,440
Meiko Transportation Co. Ltd.	500,000	4,647
Sea Containers Ltd. Class A	400,000	6,180
Vopak NV	130,000	3,482
		19,109
TOTAL INDUSTRIALS		3,299,117
INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 1.2%
Aastra Technologies Ltd. (a)(e)	1,612,760	36,685
Applied Innovation, Inc. (a)(e)	863,780	4,068
Bel Fuse, Inc.:
Class A	408,563	11,215
Class B	47,300	1,555
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Belden CDT, Inc.	1,945,000	$ 43,179
Black Box Corp. (e)	1,981,025	86,769
Blonder Tongue Laboratories, Inc. (a)(e)	459,500	1,172
ClearOne Communications, Inc. (a)(e)	812,165	3,370
Comba Telecom Systems Holdings Ltd.	2,950,000	1,044
Communications Systems, Inc. (e)	544,781	5,568
Ditech Communications Corp. (a)	635,000	5,137
ECI Telecom Ltd. (a)(e)	5,500,000	44,605
ECtel Ltd. (a)(e)	2,030,414	8,528
Gemtek Technology Corp.	650,649	1,180
Intracom SA (Reg.) (e)	6,850,000	35,880
Nera Telecommunications Ltd.	9,000,000	2,217
NETGEAR, Inc. (a)	500,000	10,355
Nokia Corp. sponsored ADR	200,000	3,190
Optical Cable Corp. (a)(e)	579,700	3,878
Optical Communication Products, Inc. (a)	737,766	1,409
Performance Technologies, Inc. (a)(e)	1,286,600	8,054
Sunrise Telecom, Inc.	340,355	766
Tollgrade Communications, Inc. (a)(e)	728,900	7,223
Twentsche Kabel Holding NV unit	806,000	36,403
UTStarcom, Inc. (a)(d)(e)	8,273,850	72,975
		436,425
Computers & Peripherals - 0.9%
Adaptec, Inc. (a)	3,894,209	14,993
ASUSTeK Computer, Inc.	1,210,000	3,364
Chicony Electronics Co. Ltd.	2,000,000	1,870
Creative Technology Ltd.:
(Nasdaq)	40,000	296
(Singapore)	350,000	2,608
Datapulse Technology Ltd.	3,550,000	363
Dataram Corp. (e)	858,800	5,848
Electronics for Imaging, Inc. (a)(e)	4,170,625	87,875
High Tech Computer Corp.	90,000	1,303
InFocus Corp. (a)(e)	3,962,700	14,186
Logitech International SA sponsored ADR (a)	2,825,000	110,062
Neoware Systems, Inc. (a)	407,427	4,482
Overland Storage, Inc. (a)(e)	1,120,970	11,636
QLogic Corp. (a)	630,000	19,562
Qualstar Corp. (a)(e)	1,260,803	4,501
SBS Technologies, Inc. (a)(e)	1,334,200	13,329
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
TPV Technology Ltd.	28,000,000	$ 18,370
Unisteel Technology Ltd.	10,000,000	11,176
		325,824
Electronic Equipment & Instruments - 2.9%
AddTech AB (B Shares)	275,000	2,364
CTS Corp. (e)	2,745,000	33,873
Daidensha Co. Ltd.	100,000	518
Delta Electronics, Inc.	14,675,332	25,556
Delta Electronics PCL (For. Reg.)	31,326,800	11,431
FARO Technologies, Inc. (a)	14,800	350
Global Imaging Systems, Inc. (a)(e)	2,322,490	80,498
GTSI Corp. (a)	35	0
Hon Hai Precision Industries Co. Ltd.	43,300,956	243,203
Huan Hsin Holdings Ltd.	2,500,000	1,037
INTOPS Co. Ltd.	100,000	2,125
Jurong Technologies Industrial Corp. Ltd.	9,800,000	10,599
Kingboard Chemical Holdings Ltd.	31,800,000	90,815
Kingboard Chemical Holdings Ltd. warrants 12/31/06 (a)	3,180,000	1,432
M-Flex Electronix, Inc. (a)	900,025	18,883
Mesa Laboratories, Inc. (e)	226,850	2,997
MOCON, Inc. (e)	331,401	3,347
Muramoto Electronic Thailand PCL (For. Reg.)	1,141,800	6,743
NU Horizons Electronics Corp. (a)	334,564	2,178
Orbotech Ltd. (a)(e)	3,212,085	79,499
PC Connection, Inc. (a)	328,181	1,812
Perceptron, Inc. (a)(e)	743,434	5,353
Perlos Oyj	200,000	1,511
Planar Systems, Inc. (a)(e)	1,413,877	11,057
Samsung SDI Co. Ltd. GDR (f)	200,000	5,100
ScanSource, Inc. (a)(e)	1,100,007	52,503
Scientific Technologies, Inc. (a)	127,695	352
SED International Holdings, Inc. (a)(e)	480,000	240
Sigmatron International, Inc. (a)(e)	371,000	3,992
Sinotronics Holdings Ltd.	13,000,000	1,171
Solectron Corp. (a)	30,000,700	115,203
Somera Communications, Inc. (a)(e)	3,821,515	4,815
Spectrum Control, Inc. (a)(e)	1,269,953	8,991
SYNNEX Corp. (a)(e)	1,795,000	33,351
Taitron Components, Inc. Class A (sub. vtg.) (a)	465,200	907
Tech Data Corp. (a)(e)	3,726,100	144,498
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Technitrol, Inc.	454,400	$ 5,880
Tomen Electronics Corp.	60,000	1,561
TT electronics PLC (e)	10,500,000	29,527
Varitronix International Ltd.	11,000,000	9,127
Vishay Intertechnology, Inc. (a)	478,000	6,702
Winland Electronics, Inc. (a)(e)	230,600	1,026
Wireless Telecom Group, Inc. (e)	1,019,900	2,978
Xyratex Ltd. (a)	100,000	1,675
Ya Hsin Industrial Co. Ltd.	1,500,000	1,730
Zomax, Inc. (a)(e)	3,156,609	9,312
		1,077,822
Internet Software & Services - 0.0%
Digitas, Inc. (a)	139,000	1,568
iMergent, Inc. (a)(d)(e)	859,200	9,752
Internet Gold Golden Lines Ltd. (a)	548,100	3,486
Online Resources & Comms Corp. (a)	30,000	305
ValueClick, Inc. (a)	175,000	2,247
YP Corp.	1,940,800	1,941
		19,299
IT Services - 3.0%
Affiliated Computer Services, Inc. Class A (a)	2,000,000	99,940
CGI Group, Inc. Class A (sub. vtg.) (a)	300,000	1,801
Computer Sciences Corp. (a)	5,300,000	242,634
Convergys Corp. (a)	1,750,000	25,463
CSE Global Ltd.	8,300,000	4,090
CSG Systems International, Inc. (a)	940,048	17,532
Daitec Co. Ltd. (e)	1,085,800	9,656
Econocom Group SA	150,000	1,200
Emblaze Ltd. (a)	655,800	1,787
Fastclick, Inc. (d)	200,000	1,688
Fiserv, Inc. (a)	1,100,000	48,807
Indra Sistemas SA	1,500,000	29,809
infoUSA, Inc.	1,280,952	15,077
Lightbridge, Inc. (a)	735,779	5,298
Ordina NV	300,000	4,067
Sabre Holdings Corp. Class A	5,600,000	107,520
StarTek, Inc.	183,800	3,036
SunGard Data Systems, Inc. (a)	11,000,300	394,801
Technology Solutions Co. (a)(e)	3,687,504	1,475
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
The BISYS Group, Inc. (a)(e)	7,100,000	$ 111,683
Wright Express Corp.	375,000	7,868
		1,135,232
Semiconductors & Semiconductor Equipment - 0.8%
Axcelis Technologies, Inc. (a)(e)	5,300,000	36,623
BE Semiconductor Industries NV (NY Shares) (a)	3,096,700	15,452
Cabot Microelectronics Corp. (a)(d)	250,000	7,518
Catalyst Semiconductor, Inc. (a)(e)	1,727,985	7,845
Diodes, Inc. (a)	75,000	2,897
Elan Microelectronics Corp.	2,250,000	1,073
ESS Technology, Inc. (a)(e)	3,956,700	16,025
Intest Corp. (a)(e)	868,000	3,298
KEC Corp. (e)	7,450,000	13,469
Lattice Semiconductor Corp. (a)(e)	10,000,500	51,503
MediaTek, Inc.	3,500,000	36,955
Melexis NV (e)	2,900,000	35,162
Omnivision Technologies, Inc. (a)(d)	300,000	4,239
Pericom Semiconductor Corp. (a)(e)	2,488,474	23,367
Realtek Semiconductor Corp.	14,877,667	18,159
Reliability, Inc. (a)(e)	666,700	100
Silicon Laboratories, Inc. (a)	325,000	9,513
Taiwan Mask Corp.	5,250,000	2,372
Trio-Tech International (a)(e)	292,700	1,168
Ultra Clean Holdings, Inc. (a)	370,331	2,259
		288,997
Software - 0.9%
Ansys, Inc. (a)(e)	2,869,972	104,352
Citect Corp. Ltd. (d)(e)	4,225,000	2,703
Compuware Corp. (a)	5,580,004	47,039
Dynamics Research Corp. (a)	112,211	1,775
Epicor Software Corp. (a)	70,000	1,038
EPIQ Systems, Inc. (a)	479,710	8,448
Exact Holdings NV (e)	1,725,000	46,788
FactSet Research Systems, Inc.	150,000	5,502
Fair, Isaac & Co., Inc.	199,900	7,522
Geac Computer Corp. Ltd. (a)	2,000,000	19,276
ICT Automatisering NV (e)	638,301	10,440
Infomedia Ltd.	600,000	266
MacDonald Dettwiler & Associates Ltd. (a)	375,000	10,261
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
MetaSolv, Inc. (a)(e)	3,600,000	$ 10,656
Netsmart Technologies, Inc. (a)(e)	332,085	3,619
Pegasystems, Inc. (a)	490,381	2,996
Pervasive Software, Inc. (a)(e)	1,982,026	8,642
Planit Holdings PLC	3,400,000	1,345
Reynolds & Reynolds Co. Class A	1,200,000	33,576
Springsoft, Inc.	5,715,806	12,536
TTI Team Telecom International Ltd. (a)(e)	1,172,000	3,821
Unit 4 Agresso NV (a)	700,000	11,093
		353,694
TOTAL INFORMATION TECHNOLOGY		3,637,293
MATERIALS - 5.9%
Chemicals - 1.6%
Aronkasei Co. Ltd.	780,000	3,885
Bairnco Corp. (e)	676,573	7,388
CPAC, Inc. (e)	577,200	2,828
Dongbu Fine Chemical Co. Ltd.	135,080	2,046
Engelhard Corp.	5,400,000	154,926
FMC Corp. (a)(e)	2,900,000	175,392
Hercules, Inc. (a)	777,900	10,891
Kemira GrowHow Oyj	447,200	3,888
Kendrion NV (a)(d)	1,299,494	2,521
Korea Polyol Co. Ltd.	144,929	5,276
Miwon Commercial Co. Ltd.	6,530	182
Mosaic Co. (a)	320,000	5,568
Nihon Kagaku Sangyo Co. Ltd.	158,000	982
Octel Corp. (e)	1,381,800	23,739
OM Group, Inc. (a)(e)	2,787,900	65,320
Spartech Corp.	936,100	17,533
Summa Industries, Inc. (e)	437,926	3,407
Tokyo Printing Ink Manufacturing Co. Ltd.	400,000	1,451
Victrex PLC	125,000	1,125
Yara International ASA (d)	7,000,000	120,800
		609,148
Construction Materials - 1.6%
Asahi Concrete Works Co. Ltd. (d)	221,000	1,486
Brampton Brick Ltd. Class A (sub. vtg.)	827,000	9,017
Cemex SA de CV sponsored ADR	1,500,000	70,740
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Construction Materials - continued
Devcon International Corp. (a)	145,664	$ 1,850
Eagle Materials, Inc. (e)	844,700	86,751
Lafarge North America, Inc. (e)	6,150,000	429,147
Titan Cement Co. SA (Reg.)	500,000	16,963
		615,954
Containers & Packaging - 0.3%
Airspray NV	175,000	4,689
British Polythene Industries PLC (e)	1,300,000	8,511
Caraustar Industries, Inc. (a)(e)	2,452,601	29,358
Myers Industries, Inc.	565,000	7,458
Peak International Ltd. (a)(e)	1,375,700	5,021
RPC Group PLC	850,000	3,683
Silgan Holdings, Inc.	902,454	51,828
Starlite Holdings Ltd.	1,000,000	105
		110,653
Metals & Mining - 2.0%
Algoma Steel, Inc. (a)	810,000	20,310
Blue Earth Refineries, Inc. (a)	602,400	904
Centerra Gold, Inc.	135,000	1,974
Compania de Minas Buenaventura SA sponsored ADR	3,433,600	80,793
Croesus Mining NL	2,000,000	545
Equigold NL	2,950,000	2,367
Equigold NL warrants 5/31/07 (a)	737,500	78
Gerdau SA sponsored ADR (d)	3,690,000	38,339
Grupo Imsa SA de CV sponsored ADR (d)	500,000	9,875
Hanil Iron & Steel Co.	55,000	1,215
Harmony Gold Mining Co. Ltd. sponsored ADR	1,500,000	12,300
Harris Steel Group, Inc. (e)	1,700,000	28,811
Industrias Penoles SA de CV	3,680,900	17,203
Jubilee Mines NL (d)	500,000	3,028
Korea Steel Shapes Co. Ltd.	35,960	810
Major Drilling Group International, Inc. (a)	750,000	8,564
Metalrax Group PLC	2,700,000	3,867
Metals USA, Inc. (a)(e)	1,945,000	40,437
Mittal Steel Co. NV Class A (NY Shares)	1,700,000	49,504
Northwest Pipe Co. (a)(e)	646,375	16,812
Novicourt, Inc. (e)	979,350	1,280
Olympic Steel, Inc. (a)(d)(e)	699,955	11,199
Oregon Steel Mills, Inc. (a)	1,196,574	26,576
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
POSCO sponsored ADR	4,200,000	$ 209,580
Resolute Mining Ltd. (a)	700,000	636
Richmont Mines, Inc. (a)	600,000	2,352
Richmont Mines, Inc. (a)(h)	200,000	706
Roanoke Electric Steel Corp. (e)	1,101,931	21,499
Ryerson Tull, Inc. (d)(e)	2,454,900	46,889
Samuel Manu-Tech, Inc.	250,000	2,287
Sherritt International Corp. (d)	4,500,000	39,474
Stillwater Mining Co. (a)	2,462,600	20,095
Titanium Metals Corp. (a)(d)	290,800	18,626
Tohoku Steel Co. Ltd.	275,000	2,360
Webco Industries, Inc. (a)	208,400	1,448
Wheeling Pittsburgh Corp. (a)(e)	841,516	15,980
		758,723
Paper & Forest Products - 0.4%
Buckeye Technologies, Inc. (a)(e)	3,744,000	36,130
Canfor Corp. (a)	500,000	5,840
Crown Van Gelder (CVG) (Certificaten Van Aandelen) (non-vtg.) unit	100,000	2,304
Gunns Ltd.	2,650,000	7,644
M-real Oyj (B Shares)	8,100,000	45,276
Norbord, Inc.	380,000	3,212
Sino-Forest Corp. (a)(e)	9,028,900	20,280
Sino-Forest Corp. (a)(e)(f)	4,500,000	10,107
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	1,250,000	15,063
		145,856
TOTAL MATERIALS		2,240,334
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.1%
Atlantic Tele-Network, Inc. (e)	493,220	15,783
Hungarian Telephone & Cable Corp. (a)	230,400	3,838
PT Telkomunikasi Indonesia Tbk sponsored ADR	750,000	17,348
Telecom Plus PLC	154,757	418
XETA Technologies, Inc. (a)(e)	974,969	2,847
		40,234
Wireless Telecommunication Services - 0.3%
China Mobile (Hong Kong) Ltd. sponsored ADR (d)	100,000	2,017
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Cosmote Mobile Telecommunications SA	1,700,000	$ 32,279
Metro One Telecommunications, Inc. (a)(e)	2,469,785	1,976
SK Telecom Co. Ltd. sponsored ADR	2,750,000	59,043
Taiwan Cellular Co. Ltd.	8,000,000	7,907
Tele Centro Oeste Celular Participacoes SA sponsored ADR (non-vtg.) (d)	335,000	3,317
Turkcell Iletisim Hizmet AS sponsored ADR	199,987	2,752
		109,291
TOTAL TELECOMMUNICATION SERVICES		149,525
UTILITIES - 0.6%
Electric Utilities - 0.6%
Allegheny Energy, Inc. (a)	3,000,000	85,500
Korea Electric Power Corp. sponsored ADR	5,400,000	94,338
Maine & Maritimes Corp. (e)	103,000	2,508
Sierra Pacific Resources (a)(d)	1,400,000	18,172
		200,518
Gas Utilities - 0.0%
Hokuriku Gas Co.	1,700,000	4,762
Keiyo Gas Co. Ltd.	223,000	1,180
KyungDong City Gas Co. Ltd.	140,000	3,489
Otaki Gas Co. Ltd.	654,000	2,547
Shinnihon Gas Corp.	68,000	291
		12,269
TOTAL UTILITIES		212,787
TOTAL COMMON STOCKS (Cost $20,942,610)		33,350,283
Nonconvertible Preferred Stocks - 0.0%

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Impath Bankruptcy Liquidating Trust Class A, 0.00% (a)	1,665,000	7,309
Nonconvertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.0%
Construction Materials - 0.0%
Buzzi Unicem Spa (Risp)	350,000	$ 3,721
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $26,041)		11,030
Investment Companies - 0.4%

iShares Russell 2000 Index Fund (d) (Cost $127,962)	2,196,800	149,141
Convertible Bonds - 0.0%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
Trans-Lux Corp. 8.25% 3/1/12	$ 500	500
MATERIALS - 0.0%
Paper & Forest Products - 0.0%
Mercer International, Inc. 8.5% 10/15/10 (f)	15,400	15,936
TOTAL CONVERTIBLE BONDS (Cost $15,978)		16,436
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 2.85% to 2.97% 8/18/05 to 9/8/05 (g) (Cost $23,038)	23,100	23,036
Money Market Funds - 12.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 3.31% (b)	3,980,762,779	$ 3,980,763
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	581,107,923	581,108
TOTAL MONEY MARKET FUNDS (Cost $4,561,871)		4,561,871
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $25,697,500)		38,111,797
NET OTHER ASSETS - (1.5)%		(546,501)
NET ASSETS - 100%		$ 37,565,296
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Purchased
Equity Index Contracts
4,275 Russell 1000 Mini Index Contracts	Sept. 2005	$ 291,619	$ 20,707
567 Russell 2000 Index Contracts	Sept. 2005	193,390	13,672
TOTAL EQUITY INDEX CONTRACTS			$ 34,379

The face value of futures purchased as a percentage of net assets - 1.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $84,985,000 or 0.2% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $23,036,000.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $706,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Richmont Mines, Inc.	6/17/05	$ 797
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.0%
United Kingdom	4.8%
Canada	4.3%
Ireland	2.0%
Bermuda	1.7%
Netherlands	1.7%
Brazil	1.6%
Korea (South)	1.3%
Taiwan	1.1%
Others (individually less than 1%)	6.5%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AAR Corp.	$ 26,796	$ 43	$ 19,726	$ -	$ -
Aastra Technologies Ltd.	23,747	-	2,131	-	36,685
Abbey PLC	34,410	-	-	1,394	38,418
ACE Cash Express, Inc.	23,712	8,758	-	-	31,634
Action Performance Companies, Inc.	19,781	-	-	183	15,660
Adams Resources & Energy, Inc.	6,441	-	-	127	8,837
Advanced Marketing Services, Inc.	21,842	-	441	-	10,234
Agilysys, Inc.	29,456	-	32,275	23	-
AirNet Systems, Inc.	2,887	-	1,404	-	-
Albany Molecular Research, Inc.	18,378	11,494	10,212	-	31,040
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alliance One International, Inc.	$ -	$ -	$ 957	$ 499	$ 39,390
Alpharma, Inc. Class A	52,868	-	50,760	123	-
America West Holding Corp. Class B	16,684	-	10,391	-	-
American Axle & Manufacturing Holdings, Inc.	79,177	72,522	-	2,169	132,992
American HomePatient, Inc.	1,022	2,132	-	-	4,043
American Italian Pasta Co. Class A	14,184	25,763	-	686	32,465
American Physicians Capital, Inc.	20,349	-	22,375	-	-
AmSurg Corp.	-	40,658	1,493	-	45,892
Ansys, Inc.	68,076	-	-	-	104,352
Applebee's International, Inc.	219,780	-	-	495	218,708
Applied Innovation, Inc.	2,314	735	742	-	4,068
ArvinMeritor, Inc.	134,667	985	-	2,718	130,706
Asahi Concrete Works Co. Ltd.	3,878	-	6,339	52	-
Astronics Corp.	2,951	-	310	-	7,716
Astronics Corp. Class B	945	-	69	-	-
Atlantic Tele-Network, Inc.	15,167	-	-	541	15,783
Axcelis Technologies, Inc.	-	40,125	947	-	36,623
AZZ, Inc.	8,426	85	-	-	9,704
Bairnco Corp.	7,216	-	2,498	167	7,388
Bank of the Ozarks, Inc.	38,325	-	-	525	50,205
Barratt Developments PLC	246,213	73	-	10,449	303,385
Belden CDT, Inc.	46,275	455	10,271	417	-
Belhaven Group PLC	11,765	8,720	-	408	21,696
Bellway PLC	115,702	21,976	-	5,695	159,352
Benihana, Inc.	5,704	-	-	-	7,477
BJ's Wholesale Club, Inc.	163,310	-	-	-	223,421
Black Box Corp.	76,951	-	2,018	481	86,769
Blonder Tongue Laboratories, Inc.	1,499	-	151	-	1,172
Blyth, Inc.	122,333	7,279	20,037	1,271	86,484
Bolt Technology Corp.	1,834	366	-	-	4,303
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boston Acoustics, Inc.	$ 2,896	$ -	$ 54	$ 70	$ 4,738
Boyd Brothers Transportation, Inc.	1,318	-	1,333	-	-
Brinker International, Inc.	62,668	149,373	100,273	-	-
British Polythene Industries PLC	6,920	-	341	538	8,511
BTU International, Inc.	2,431	-	2,036	-	-
Buckeye Technologies, Inc.	39,804	449	-	-	36,130
C&D Technologies, Inc.	36,115	7,900	11,595	83	25,477
CAE, Inc.	7,882	-	7,694	78	-
CAE, Inc.	72,661	6,466	504	877	95,194
Cagle's, Inc. Class A	6,717	213	46	-	5,688
Cantel Medical Corp.	13,061	6,777	190	-	20,505
Caraustar Industries, Inc.	21,563	9,169	-	-	29,358
Career Education Corp.	13,524	179,795	1,067	-	238,946
Cascade Corp.	35,431	-	77	568	53,350
Castle Energy Corp.	14,086	-	-	1,400	17,668
Catalyst Semiconductor, Inc.	8,874	940	-	-	7,845
Cathay General Bancorp	81,011	5,635	662	890	91,604
Cattles PLC	118,471	6,720	11,441	5,625	110,942
CCS Income Trust	22,532	-	-	1,576	-
CEC Entertainment, Inc.	136,313	-	1,986	-	141,747
Championship Auto Racing Teams, Inc.	29	-	-	-	250
Channell Commercial Corp.	3,295	-	4,290	-	-
Charlotte Russe Holding, Inc.	17,399	18,575	8,301	-	28,168
Chase Corp.	5,933	-	-	142	5,585
Cherokee, Inc.	18,220	-	1,637	1,346	24,583
Chime Communications PLC	8,896	-	-	84	7,639
Chromcraft Revington, Inc.	12,541	-	-	-	13,546
Citect Corp. Ltd.	3,262	-	-	174	2,703
ClearOne Communications, Inc.	4,865	-	480	-	3,370
Clinton Cards PLC	10,396	6,022	-	484	14,074
Coastcast Corp.	1,641	-	-	-	1,809
Cobra Electronics Corp.	3,776	-	4,010	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Columbus McKinnon Corp. (NY Shares)	$ 6,212	$ 5,235	$ -	$ -	$ 22,499
Communications Systems, Inc.	6,260	58	3,335	167	5,568
Compudyne Corp.	6,130	852	2,196	-	3,670
Compuware Corp.	148,200	9,050	186,364	-	-
Cooper Companies, Inc.	104,038	-	2,093	128	171,751
Corinthian Colleges, Inc.	14,976	115,214	-	-	124,891
Corvel Corp.	28,028	-	1,953	-	26,892
CPAC, Inc.	3,180	-	-	162	2,828
CTS Corp.	39,170	-	7,827	393	33,873
D & K Healthcare Resources, Inc.	11,965	734	14,473	60	-
D.R. Horton, Inc.	527,140	28,824	25,159	7,129	1,059,846
Daitec Co. Ltd.	9,587	-	221	236	9,656
Dataram Corp.	6,462	35	-	43	5,848
DCC PLC (Ireland)	145,285	-	-	3,963	184,736
Decorator Industries, Inc.	2,512	-	325	32	1,948
Delta Apparel, Inc.	8,876	-	-	117	11,150
Department 56, Inc.	20,351	47	-	-	16,641
Deswell Industries, Inc.	17,893	-	5,093	796	15,579
Devcon International Corp.	3,858	-	2,538	-	-
DIMON, Inc.	15,497	-	1,613	604	-
Direct General Corp.	-	44,062	-	128	39,448
Dominion Homes, Inc.	10,720	6,882	-	-	17,720
Dong-A Pharmaceutical Co. Ltd.	7,657	-	137	284	25,506
Doral Financial Corp.	259,050	13,831	-	4,212	112,639
Draka Holding NV	41,784	2,664	-	-	41,617
Drew Industries, Inc.	36,452	2,470	1,043	-	44,550
DSG International Ltd.	1,429	-	150	-	2,234
Ducommun, Inc.	18,981	862	424	-	22,143
DuPont Photomasks, Inc.	29,288	-	46,153	-	-
Dura Automotive Systems, Inc. Class A	16,873	-	-	-	8,778
Eagle Materials, Inc.	59,177	-	3,825	1,029	86,751
ECI Telecom Ltd.	34,474	-	303	-	44,605
ECtel Ltd.	5,259	-	-	-	8,528
Educational Development Corp.	-	3,138	-	33	3,119
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Electronics for Imaging, Inc.	$ 57,415	$ 44,090	$ 26,455	$ -	$ 87,875
Elscint Ltd.	6,582	-	2,354	-	7,914
Embrex, Inc.	8,708	-	1,028	-	6,118
EMCOR Group, Inc.	64,865	-	14,098	-	61,799
Enesco Group, Inc.	8,803	2,910	1,190	-	2,919
Escalon Medical Corp.	400	4,685	-	-	4,698
ESS Technology, Inc.	343	26,496	-	-	16,025
Exact Holdings NV	51,220	-	8,558	1,952	46,788
Exactech, Inc.	17,658	1,164	-	-	14,999
ExpressJet Holdings, Inc. Class A	2,725	56,422	-	-	53,036
Fab Industries, Inc.	446	1,712	-	-	1,641
Farstad Shipping ASA	21,040	373	-	1,684	33,128
Federal Screw Works	5,719	-	-	63	3,203
Financial Industries Corp.	11,071	-	-	-	9,964
Finlay Enterprises, Inc.	21,669	-	829	-	12,656
Finnveden Invest AB Series B	9,678	4,818	18,873	-	-
First Bancorp, Puerto Rico	167,678	1,566	1,787	1,842	194,444
First Health Group Corp.(OLD)	125,110	-	182,592	-	-
First Mutual Bancshares, Inc.	13,373	-	-	189	13,762
Flanigan's Enterprises, Inc.	1,258	-	675	62	1,121
FMC Corp.	131,850	-	4,870	-	175,392
Footstar, Inc.	9,979	-	-	-	12,802
Foremost Industries Income Fund	6,971	165	1,124	562	-
Fossil, Inc.	163,283	7,440	-	-	169,242
Frans Maas Groep NV (Certificaten Van Aandelen) unit	13,286	-	2,130	155	-
Fremont General Corp.	44,449	72,763	-	1,233	133,809
French Connection Group PLC	38,120	776	325	544	25,646
Fresh Brands, Inc.	3,922	-	-	-	3,856
Fresh Del Monte Produce, Inc.	140,566	2,737	-	4,236	142,019
Friedmans, Inc. Class A	7,428	-	-	-	1,867
Gehl Co.	12,586	-	2,095	-	28,742
General Cable Corp.	36,338	-	251	-	63,080
Genesco, Inc.	46,446	-	-	-	80,663
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Genlyte Group, Inc.	$ 83,681	$ -	$ 1,418	$ -	$ 136,157
Gildan Activewear, Inc. Class A (sub. vtg.)	68,570	-	451	-	151,835
Global Imaging Systems, Inc.	61,904	9,680	-	-	80,498
Goodfellow, Inc.	5,917	38	425	303	9,177
Group 1 Automotive, Inc.	58,734	1,153	-	-	58,510
Gulf Island Fabrication, Inc.	8,322	11,534	-	214	21,389
Hampshire Group Ltd.	13,276	-	-	-	21,301
Hankook Shell Oil Co. Ltd.	1,763	563	-	312	4,178
Hansen Natural Corp.	17,480	-	-	-	78,787
Hardinge, Inc.	4,213	6,249	-	62	13,530
Harris Steel Group, Inc.	12,389	-	1,224	357	28,811
Harvest Natural Resources, Inc.	-	21,747	1,146	-	19,621
Health Management Associates, Inc. Class A	487,576	2,144	-	3,410	580,720
Heijmans NV	47,574	-	877	2,799	100,990
Heiton Group PLC	36,448	-	52,824	-	-
Helen of Troy Ltd.	75,192	15,970	-	-	69,872
Henry Boot PLC	17,593	-	778	776	26,190
Horizon Health Corp.	16,416	-	3,904	-	31,224
Hot Topic, Inc.	48,558	5,039	1,136	-	56,232
HTL International Holdings Ltd.	9,374	5,308	-	327	16,023
ICT Automatisering NV	7,406	-	-	369	10,440
ICU Medical, Inc.	34,039	-	21,478	-	-
Il Dong Pharmaceutical Co. Ltd.	1,243	714	-	120	6,503
IMCO Recycling, Inc.	11,941	-	2,400	-	-
iMergent, Inc.	1,074	9,154	1,799	-	9,752
IMPATH, Inc.	8,549	-	-	-	-
InFocus Corp.	26,346	8,556	2,205	-	14,186
Insteel Industries, Inc.	4,176	5,881	1,053	52	11,954
Intermet Corp.	9,497	-	138	-	-
Interstate Bakeries Corp.	22,487	5,109	-	-	27,633
Intest Corp.	8,072	-	-	-	3,298
Intracom SA (Reg.)	24,961	4,435	224	829	35,880
Invacare Corp.	75,610	-	10,966	87	68,953
Inventive Leisure PLC	1,318	128	-	51	2,243
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Investment Technology Group, Inc.	$ 28,774	$ -	$ 35,306	$ -	$ -
INZI Controls Co. Ltd.	224	1,938	-	88	3,873
IPC Holdings Ltd.	132,413	-	1,319	3,375	141,575
Jack in the Box, Inc.	106,466	-	-	-	126,992
JAKKS Pacific, Inc.	49,143	1,996	24,035	-	25,709
JLM Couture, Inc.	690	-	-	-	542
Johnston Press PLC	128,848	15,531	4,031	1,848	124,717
KCS Energy, Inc.	43,601	25,004	3,219	-	87,398
KEC Corp.	6,069	6,279	-	278	13,469
Komplett ASA	6,201	778	-	417	8,585
Koninklijke BAM Groep NV	42,108	2,133	10,456	2,247	88,816
Korea Electric Terminal Co. Ltd.	8,564	1,159	-	96	8,167
Lafarge North America, Inc.	305,797	-	63,496	6,066	429,147
Lakes Entertainment, Inc.	15,503	-	22,311	-	-
Lattice Semiconductor Corp.	52,832	2,957	6,586	-	51,503
Libbey, Inc.	13,430	5,103	-	292	15,211
Lincare Holdings, Inc.	298,957	2,193	-	-	380,464
Linx Printing Technologies PLC	7,949	-	15,540	179	-
Lufkin Industries, Inc.	20,673	-	7,181	407	45,886
M/I Homes, Inc.	66,483	-	-	175	104,335
Maine & Maritimes Corp.	3,112	101	-	109	2,508
MAIR Holdings, Inc.	18,860	-	289	-	18,080
Major Drilling Group International, Inc.	7,414	-	6,309	-	-
Marine Products Corp.	42,434	811	1,020	514	54,549
Marten Transport Ltd.	20,822	-	9,703	-	-
Medical Action Industries, Inc.	16,682	269	-	-	19,392
Melexis NV	27,072	3,846	-	3,719	35,162
Merchant Retail Group PLC	12,497	2,960	20,505	114	-
Merit Medical Systems, Inc.	9,748	23,228	7,794	-	34,460
Meritage Homes Corp.	43,157	-	32,311	-	-
Mesa Laboratories, Inc.	2,659	-	498	101	2,997
Metals USA, Inc.	31,760	2,982	4,305	-	40,437
MetaSolv, Inc.	10,958	444	651	-	10,656
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Metro One Telecommunications, Inc.	$ 3,705	$ -	$ -	$ -	$ 1,976
Metro, Inc. Class A (sub. vtg.)	128,999	-	-	2,432	245,209
MFC Bancorp Ltd.	12,985	-	-	-	14,199
Michang Oil Industrial Co. Ltd.	-	2,118	-	99	3,263
MOCON, Inc.	2,747	-	-	89	3,347
Monro Muffler Brake, Inc.	17,887	-	-	40	23,380
Monterey Gourmet Foods, Inc.	4,564	-	-	-	5,071
Mothers Work, Inc.	933	6,172	-	-	6,675
Movado Group, Inc.	20,370	-	10,175	138	-
MTR Gaming Group, Inc.	19,444	-	17,958	-	-
Multimedia Games, Inc.	-	32,463	-	-	29,096
Murakami Corp.	5,351	-	-	58	8,686
Nagawa Co. Ltd.	6,835	-	-	157	10,850
National Dentex Corp.	9,998	-	2,195	-	7,858
National Healthcare Corp.	26,356	-	-	513	33,250
National R.V. Holdings, Inc.	15,468	-	273	-	7,128
National Western Life Insurance Co. Class A	38,679	-	-	-	49,595
Nature's Sunshine Products, Inc.	20,776	663	17,247	197	-
NCI Building Systems, Inc.	57,707	5,550	1,098	-	77,626
Netsmart Technologies, Inc.	1,232	1,674	-	-	3,619
New Horizons Worldwide, Inc.	5,040	-	2,271	-	-
Newship Ltd.	1,029	-	-	-	662
Next PLC	389,834	21,810	2,968	10,815	414,958
Ngai Lik Industrial Holdings Ltd.	19,476	701	-	784	9,438
Nicholas Financial, Inc.	-	6,781	2,502	19	-
North Central Bancshares, Inc.	5,643	-	32	167	5,861
Northwest Pipe Co.	11,640	659	1,049	-	16,812
Novel Denim Holdings Ltd.	991	-	1,133	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Novicourt, Inc.	$ -	$ 1,247	$ -	$ 158	$ 1,280
NQL Drilling Tools, Inc. Class A	3,035	-	476	-	10,126
Octel Corp.	35,678	-	-	180	23,739
Ocular Sciences, Inc.	92,674	-	84,229	-	-
Odyssey Healthcare, Inc.	24,603	15,498	889	-	38,959
Offshore Logistics, Inc.	57,900	7,539	1,993	-	77,760
Oil States International, Inc.	44,743	28,600	1,445	-	122,757
Olympic Steel, Inc.	-	16,383	2,662	-	11,199
OM Group, Inc.	88,695	6,823	7,062	-	65,320
On Assignment, Inc.	12,670	-	2,402	-	11,204
Opinion Research Corp.	2,482	108	1,240	-	-
Optical Cable Corp.	2,310	166	-	-	3,878
Option Care, Inc.	18,088	1,037	773	93	22,432
Orbotech Ltd.	54,666	-	-	-	79,499
Orthofix International NV	36,501	6,423	-	-	63,947
Osteotech, Inc.	895	3,323	-	-	4,549
Overland Storage, Inc.	446	12,430	-	-	11,636
Overnite Corp.	41,594	20,157	12,463	270	76,158
P&F Industries, Inc. Class A	2,900	-	330	-	5,620
P.A.M. Transportation Services, Inc.	20,760	746	1,075	-	18,332
Pacific Sunwear of California, Inc.	10,506	157,692	-	-	184,140
PacifiCare Health Systems, Inc.	217,047	-	51,042	-	472,440
Papa John's International, Inc.	68,333	-	1,054	-	95,682
Pason Systems, Inc.	31,430	560	-	257	49,210
Patrick Industries, Inc.	2,774	-	-	-	2,596
Pe Ben Oilfield Services Ltd.	1,606	-	-	-	2,471
Peacock Group PLC	8,734	22,333	-	486	31,834
Peak International Ltd.	6,191	-	-	-	5,021
Pemco Aviation Group, Inc.	5,909	1,231	-	-	6,439
Perceptron, Inc.	5,918	-	833	-	5,353
Performance Technologies, Inc.	-	7,012	-	-	8,054
Pericom Semiconductor Corp.	12,916	12,097	1,388	-	23,367
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Persona, Inc.	$ 9,829	$ -	$ 10,138	$ -	$ -
Pervasive Software, Inc.	10,375	1,224	-	-	8,642
Petroleum Development Corp.	29,609	5,896	-	-	49,608
Petroleum Helicopters, Inc.	6,246	5	-	-	7,796
Philadelphia Consolidated Holdings Corp.	68,551	-	7,875	-	95,473
PinkRoccade NV	16,731	202	28,984	-	-
Piolax, Inc.	18,036	-	1,549	269	18,642
Planar Systems, Inc.	1,162	13,738	-	-	11,057
PolyMedica Corp.	8,072	62,716	60,325	874	-
Pomeroy IT Solutions, Inc.	14,817	-	-	-	16,662
ProSafe ASA	36,914	13,721	-	3,034	77,080
PXRE Group Ltd.	31,096	10,156	-	483	45,380
Quaker City Bancorp, Inc.	26,152	-	26,243	-	-
Qualstar Corp.	6,817	375	44	-	4,501
Quiksilver, Inc.	85,162	15,958	751	-	151,110
Quipp, Inc.	1,968	-	-	-	1,869
Quixote Corp.	11,370	-	2,864	175	9,149
RCM Technologies, Inc.	6,225	403	-	-	4,949
RehabCare Group, Inc.	25,394	523	1,856	-	23,300
Reliability, Inc.	547	-	-	-	100
RemedyTemp, Inc. Class A	7,264	-	-	-	7,384
Renal Care Group, Inc.	234,171	-	-	-	345,083
ResCare, Inc.	16,153	-	5,201	-	-
Rex Stores Corp.	18,186	-	-	-	21,756
Ringerikes Sparebank	1,032	-	-	62	1,324
Riviana Foods, Inc.	20,385	-	20,432	-	-
Roanoke Electric Steel Corp.	15,644	500	-	471	21,499
Ross Stores, Inc.	189,830	-	24,284	1,427	-
Roto Smeets de Boer NV	12,084	-	1,878	557	17,209
Ruby Tuesday, Inc.	-	105,081	1,562	157	103,834
Ryan's Restaurant Group, Inc.	56,843	-	-	-	51,115
Ryerson Tull, Inc.	7,277	31,820	892	435	46,889
S.Y. Bancorp, Inc.	16,464	861	-	340	18,986
Safeway, Inc.	395,131	167,084	13,871	1,378	656,100
Salton, Inc.	5,075	-	674	-	-
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SBS Technologies, Inc.	$ 17,273	$ -	$ 148	$ -	$ 13,329
ScanSource, Inc.	67,654	-	3,836	-	52,503
SCS Transportation, Inc.	13,967	4,540	17,454	-	-
ScS Upholstery PLC	9,366	2,258	-	604	13,910
SED International Holdings, Inc.	768	-	-	-	240
Seksun Corp. Ltd.	5,137	1,132	-	244	6,936
Shaw Group, Inc.	58,322	1,575	1,528	-	112,808
Shinsegae Engineering & Construction Co. Ltd.	-	4,056	-	188	7,723
ShoLodge, Inc.	2,189	-	-	-	1,606
ShopKo Stores, Inc.	41,665	-	47,411	-	-
Sigmatron International, Inc.	3,115	538	-	-	3,992
Siliconix, Inc.	61,466	517	902	-	-
Sino-Forest Corp.	19,019	-	-	-	20,280
Sino-Forest Corp.	9,479	-	-	-	10,107
Solutia, Inc.	3,240	-	4,084	-	-
Somera Communications, Inc.	6,747	-	1,002	-	4,815
Sonic Corp.	141,450	-	1,729	-	184,891
SOURCECORP, Inc.	36,387	503	18,564	-	-
Southern Energy Homes, Inc.	5,628	-	-	-	7,981
Southwest Bancorp, Inc., Oklahoma	17,043	5,478	-	300	27,541
Sparebanken Rana	760	-	-	50	-
Spectrum Control, Inc.	8,338	1,648	57	-	8,991
Spherion Corp.	50,644	-	22,208	-	-
Sportscene Restaurants, Inc. Class A	2,431	-	-	113	2,988
Standard Commercial Corp.	21,138	-	-	356	-
Stanley Furniture Co., Inc.	25,140	2,193	-	264	37,284
Stantec, Inc.	35,189	2,188	727	-	50,257
Steiner Leisure Ltd.	41,635	-	363	-	59,616
Stelmar Shipping Ltd.	34,872	-	47,554	125	-
Sterling Bancorp, New York	39,351	1,497	396	1,320	40,500
Steven Madden Ltd.	24,639	-	-	-	29,292
Stoneridge, Inc.	30,479	3,319	2,983	-	23,205
Strattec Security Corp.	33,264	-	957	-	32,122
Strongco, Inc.(OLD)	-	246	457	27	-
Summa Industries, Inc.	4,568	-	-	26	3,407
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Sunjin Co. Ltd.	$ 3,134	$ 665	$ -	$ 132	$ 6,968
Swift Energy Co.	43,535	-	10,014	-	63,209
SYNNEX Corp.	10,509	19,627	-	-	33,351
Tandy Brands Accessories, Inc.	7,422	-	4,168	51	-
Tap Oil Nl	-	12,780	-	-	19,152
TB Wood's Corp.	3,075	564	-	-	2,677
Tech Data Corp.	212,308	45,107	135,306	-	144,498
Technology Solutions Co.	2,515	1,363	187	-	1,475
Teekay Shipping Corp.	167,076	-	2,203	2,303	190,942
Tejon Ranch Co.	32,644	-	-	-	60,161
Texas Industries, Inc.	61,675	-	85,057	95	-
The Allied Defense Group, Inc.	9,421	-	787	-	11,428
The BISYS Group, Inc.	139,549	338	48,237	-	111,683
The Cato Corp. Class A (sub. vtg.)	40,610	-	18,837	1,203	42,319
The Children's Place Retail Stores, Inc.	43,450	2,841	49,945	-	-
The PMI Group, Inc.	371,070	-	3,119	1,607	365,479
Theragenics Corp.	12,339	-	-	-	10,470
Toami Corp.	3,025	-	2,402	77	-
Tokyo Kisen Co. Ltd.	2,666	-	-	79	3,687
Tollgrade Communications, Inc.	333	6,026	-	-	7,223
Tommy Hilfiger Corp.	126,618	-	7,558	-	113,077
Total Energy Services Ltd.	10,771	-	-	-	-
Tower Automotive, Inc.	17,572	-	19	-	1,007
Trifast PLC	7,029	3,112	-	277	8,976
Trinity Industries, Inc.	139,368	-	21,070	1,046	148,200
Trio-Tech International	1,039	-	-	-	1,168
Triumph Group, Inc.	32,073	2,305	18,973	-	-
TT electronics PLC	32,651	-	1,838	1,957	29,527
TTI Team Telecom International Ltd.	2,766	-	-	-	3,821
Twentsche Kabel Holding NV unit	22,047	-	-	1,102	-
Twin Disc, Inc.	5,388	1,768	-	187	6,659
Uehara Sei Shoji Co. Ltd.	6,183	-	-	91	7,726
UK Coal PLC	27,690	-	1,746	1,176	24,739
Uni-Select, Inc.	21,330	-	4,769	184	-
UnumProvident Corp.	116,435	140,563	4,935	4,643	325,550
Up, Inc.	3,759	-	-	72	3,497
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
URS Corp.	$ 103,722	$ 1,406	$ 18,801	$ -	$ 141,819
USEC, Inc.	67,920	5,798	1,123	4,511	132,775
USF Corp.	92,623	-	121,215	706	-
USG Corp.	74,180	-	-	-	210,407
Utah Medical Products, Inc.	12,637	-	-	286	10,772
UTStarcom, Inc.	93,912	51,702	-	-	72,975
W Holding Co., Inc.	72,704	23,670	-	1,234	94,135
Wao Corp.	1,457	-	667	32	-
Washington Savings Bank Fsb	-	6,327	-	16	4,571
Wheeling Pittsburgh Corp.	-	27,993	-	-	15,980
Wilsons Leather Experts, Inc.	10,113	-	-	-	14,216
Winland Electronics, Inc.	565	-	44	-	1,026
Wireless Telecom Group, Inc.	2,723	-	-	122	2,978
Wolverine Tube, Inc.	14,362	-	-	-	9,760
Wolverine Tube, Inc.	3,950	-	-	-	2,284
World Fuel Services Corp.	46,212	-	4,533	359	55,729
Wyndeham Press Group PLC	8,741	-	-	124	7,979
XETA Technologies, Inc.	3,879	16	-	-	2,847
Yankee Candle Co., Inc.	40,628	94,215	-	537	137,562
Young Innovations, Inc.	17,621	1,176	-	109	24,586
Zomax, Inc.	9,666	710,302	411	-	9,312
Total	$ 14,710,302	$ 2,626,701	$ 2,489,338	$ 159,038	$ 17,817,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $561,121) (cost $25,697,500) - See accompanying schedule		$ 38,111,797
Cash		59
Foreign currency held at value (cost $21,794)		21,897
Receivable for investments sold		83,564
Receivable for fund shares sold		31,133
Dividends receivable		20,659
Interest receivable		10,913
Prepaid expenses		51
Other affiliated receivables		449
Other receivables		2,917
Total assets		38,283,439

Liabilities
Payable for investments purchased	$ 85,357
Payable for fund shares redeemed	25,373
Accrued management fee	17,398
Payable for daily variation on futures contracts	1,742
Other affiliated payables	6,231
Other payables and accrued expenses	934
Collateral on securities loaned, at value	581,108
Total liabilities		718,143

Net Assets		$ 37,565,296
Net Assets consist of:
Paid in capital		$ 23,612,220
Undistributed net investment income		126,383
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,378,046
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,448,647
Net Assets, for 880,179 shares outstanding		$ 37,565,296
Net Asset Value, offering price and redemption price per share ($37,565,296 ÷ 880,179 shares)		$ 42.68

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends (including $159,038 received from affiliated issuers)		$ 411,517
Interest		91,527
Security lending		9,951
Total income		512,995

Expenses
Management fee Basic fee	$ 212,866
Performance adjustment	38,802
Transfer agent fees	66,107
Accounting and security lending fees	2,131
Independent trustees' compensation	174
Appreciation in deferred trustee compensation account	46
Custodian fees and expenses	3,389
Registration fees	450
Audit	264
Legal	85
Miscellaneous	389
Total expenses before reductions	324,703
Expense reductions	(5,077)	319,626
Net investment income (loss)		193,369
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $544,690 from affiliated issuers)	1,714,249
Investment not meeting investment restrictions	1
Foreign currency transactions	(1,160)
Futures contracts	53,402
Total net realized gain (loss)		1,766,492
Change in net unrealized appreciation (depreciation) on: Investment securities	5,618,732
Assets and liabilities in foreign currencies	(238)
Futures contracts	41,398
Total change in net unrealized appreciation (depreciation)		5,659,892
Net gain (loss)		7,426,384
Net increase (decrease) in net assets resulting from operations		$ 7,619,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 193,369	$ 40,780
Net realized gain (loss)	1,766,492	1,923,376
Change in net unrealized appreciation (depreciation)	5,659,892	2,698,176
Net increase (decrease) in net assets resulting from operations	7,619,753	4,662,332
Distributions to shareholders from net investment income	(102,989)	(14,193)
Distributions to shareholders from net realized gain	(1,766,215)	(327,011)
Total distributions	(1,869,204)	(341,204)
Share transactions Proceeds from sales of shares	5,086,948	10,649,593
Reinvestment of distributions	1,821,877	332,130
Cost of shares redeemed	(5,488,212)	(4,514,853)
Net increase (decrease) in net assets resulting from share transactions	1,420,613	6,466,870
Redemption fees	2,200	4,682
Total increase (decrease) in net assets	7,173,362	10,792,680

Net Assets
Beginning of period	30,391,934	19,599,254
End of period (including undistributed net investment income of $126,383 and undistributed net investment income of $40,182, respectively)	$ 37,565,296	$ 30,391,934
Other Information Shares
Sold	131,243	308,543
Issued in reinvestment of distributions	50,855	9,730
Redeemed	(141,881)	(129,950)
Net increase (decrease)	40,217	188,323

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 36.18	$ 30.08	$ 26.70	$ 27.22	$ 23.93
Income from Investment Operations
Net investment income (loss) C	.22	.05	.01	.09 F	.22
Net realized and unrealized gain (loss)	8.49	6.50	3.93	1.08 F	6.65
Total from investment operations	8.71	6.55	3.94	1.17	6.87
Distributions from net investment income	(.12)	(.02)	(.03)	(.16)	(.16)
Distributions from net realized gain	(2.09)	(.44)	(.54)	(1.54)	(3.43)
Total distributions	(2.21)	(.46)	(.57)	(1.70)	(3.59)
Redemption fees added to paid in capital C	- E	.01	.01	.01	.01
Net asset value, end of period	$ 42.68	$ 36.18	$ 30.08	$ 26.70	$ 27.22
Total Return A, B	25.32%	21.90%	15.14%	4.79%	32.36%
Ratios to Average Net Assets D
Expenses before expense reductions	.95%	.98%	1.03%	.99%	1.02%
Expenses net of voluntary waivers, if any	.95%	.98%	1.03%	.99%	1.02%
Expenses net of all reductions	.94%	.97%	1.01%	.97%	1.00%
Net investment income (loss)	.57%	.15%	.05%	.34% F	.92%
Supplemental Data
Net assets, end of period (in millions)	$ 37,565	$ 30,392	$ 19,599	$ 15,664	$ 10,272
Portfolio turnover rate	24%	28%	23%	26%	44%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

F Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Low-Priced Stock Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and futures transactions.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 13,461,977
Unrealized depreciation	(1,072,902)
Net unrealized appreciation (depreciation)	12,389,075
Undistributed ordinary income	194,995
Undistributed long-term capital gain	1,256,289

Cost for federal income tax purposes	$ 25,722,722

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 348,917	$ 81,082
Long-term Capital Gains	1,520,287	260,122
Total	$ 1,869,204	$ 341,204

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,296,412 and $7,277,801, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $102,730 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $542 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,377 for the period.In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $40 and $660, respectively.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Low-Priced Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Low-Priced Stock Fund (a fund of Fidelity Puritan Trust) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Low-Priced Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Trustee of Fidelity Puritan Trust. Ms. Johnson also serves as President of Fidelity Employer Services Company (FESCO)(2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Low-Priced Stock (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System (1996-present).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Low-Priced Stock. Mr. Churchill also serves as Vice President of certain Equity funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Low-Priced Stock. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Joel C. Tillinghast (47)
Year of Election or Appointment: 1992 Vice President of Low-Priced Stock. Mr. Tillinghast also serves as Senior Vice President of FMR (2002) and FMR Co., Inc. (2002).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Low-Priced Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Low-Priced Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Low-Priced Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Low-Priced Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Low-Priced Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Low-Priced Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Low-Priced Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Low-Priced Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1989 Assistant Treasurer of Low-Priced Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Low-Priced Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Low-Priced Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Low-Priced Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $1.52 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005, $1,571,165,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 35% and 45% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 77% and 99% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Low-Priced Stock Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Low-Priced Stock Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
25
20
15
10
5
0
22.2
18.3
20.7
11.9
1 Year
70
60
50
40
30
20
10
0
61.5
38.6
46.0
13.7
3 Year
160
140
120
100
80
60
40
20
0
-20
143.2
37.7
94.5
-9.9
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 83% 91% 96%

Lipper Objective: Small-Cap
Benchmark: Russell 2000

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-, three-, and five-year periods.The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Low-Priced Stock

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Low-Priced Stock
Low-Priced Stock including Perf. Fee
93
77
63
66
93
80
63
79
94
77
63
75
95
80
63
76
96
80
62
74
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

	Mar-01	Dec-01	Dec-02	Dec-03	Dec-04
TMG %	11%	12%	11%	12%	11%
Funds/Classes	427	451	483	483	499
ASPG Quadrant	1st	1st	1st	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; (v) compensation of portfolio managers and research analysts; and (vi) the impact of closing the fund to new investors.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
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California

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3445 Peachtree Road, N.E.
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Illinois

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Maine

Three Canal Plaza
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Maryland

7315 Wisconsin Avenue
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One W. Pennsylvania Ave.
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Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
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44 Mall Road
Burlington, MA

405 Cochituate Road
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416 Belmont Street
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Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
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Minnesota

7600 France Avenue South
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Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
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New Jersey

150 Essex Street
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56 South Street
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396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
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New York

1055 Franklin Avenue
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37 West Jericho Turnpike
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1271 Avenue of the Americas
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New York, NY

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North Carolina

4611 Sharon Road
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Ohio

3805 Edwards Road
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1324 Polaris Parkway
Columbus, OH

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Oregon

16850 SW 72nd Avenue
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Pennsylvania

600 West DeKalb Pike
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Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
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Texas

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Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

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Irving, TX

6005 West Park Boulevard
Plano, TX

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San Antonio, TX

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Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
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Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

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Investment Sub-Advisers

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Advisors

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The Fidelity Telephone Connection

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(Fidelity Investment logo)(registered trademark)
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www.fidelity.com

Fidelity®

Puritan®

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The managers' review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Past 5 years	Past 10 years
Fidelity Puritan Fund	10.51%	5.82%	9.17%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Puritan® Fund on July 31, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen and George Fischer, Co-Portfolio Managers of Fidelity® Puritan® Fund

A late-inning rally in the equity and investment-grade bond markets helped propel bellwether indexes into positive territory for the 12 months ending July 31, 2005. While equities moved up and down in cadence with gyrations in oil prices and investors' concerns about inflation, they ended the period on a high note, as bullish economic data and strong corporate earnings - particularly in July - urged on respectable gains, even as oil prices broke through the $60-per-barrel mark. The Standard & Poor's 500SM Index and the NASDAQ Composite® Index rose 14.05% and 16.51%, respectively, during the period. Small- and mid-capitalization stocks outperformed large-caps, as the blue-chips' proxy Dow Jones Industrial AverageSM gained a more modest 7.29%. Meanwhile, in the fixed-income market, the Lehman Brothers® Aggregate Bond Index - a measure of the overall investment-grade bond universe - rose 4.79%. Much of this gain was driven by the higher-yielding spread sectors, such as investment-grade corporates and mortgage-backed securities, although healthy returns from Treasuries also helped support the market's advance.

The fund gained 10.51% during the past year, compared to the 11.18% return of the LipperSM Balanced Funds Average, and the 13.62% return of the Fidelity Balanced Composite Index. Weak results from the fund's equity holdings more than offset what we gained from a solid showing in fixed income. The fund's equity subportfolio is not designed to take big bets on any particular sector or industry. It lagged in an environment where the market's strong performers were limited to just a few areas and, therefore, where taking larger positions in the better-performing sectors helped performance. Fannie Mae's stock continued to suffer from an ongoing investigation into its accounting practices, renewed pressure from regulators and concerns that its business fundamentals were deteriorating. Insurance giant American International Group was roiled by management turnover, an investigation into its accounting methods and a delay in its quarterly financial reporting. On the positive side, high oil prices helped fund holdings Exxon Mobil and France's Total SA, whose stocks soared. However, underweighting Exxon - along with some other large-cap energy names - compared to the index held back relative returns. In bonds, our investment-grade subportfolio solidly outperformed its index, mainly due to favorable sector and security selection. A modest stake in strong-performing high-yield securities also helped boost returns.

The views expressed in this statement reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,036.80	$ 3.18
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.67	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio of .63%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.4	2.2
Bank of America Corp.	1.9	2.0
American International Group, Inc.	1.6	1.7
Citigroup, Inc.	1.5	1.8
JPMorgan Chase & Co.	1.3	1.5
	8.7
Top Five Bond Issuers as of July 31, 2005
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.3	9.4
U.S. Treasury Obligations	2.6	2.9
Freddie Mac	1.3	0.9
Government National Mortgage Association	0.6	0.7
Bank of America Mortgage Securities, Inc.	0.4	0.7
	15.2
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	21.9
Consumer Discretionary	9.5	9.4
Energy	9.3	8.4
Industrials	7.6	8.2
Information Technology	6.2	5.3
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 63.2%		Stocks 63.0%
	Bonds 29.9%		Bonds 30.6%
	Convertible Securities 0.9%		Convertible Securities 1.2%
	Other Investments 0.5%		Other Investments 0.3%
	Short-Term Investments and Net Other Assets 5.5%		Short-Term Investments and Net Other Assets 4.9%
* Foreign investments	10.2%	** Foreign investments	10.7%

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 63.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.3%
American Axle & Manufacturing Holdings, Inc.	314,400	$ 8,662
Exide Technologies warrants 3/18/06 (a)	6,789	0
Johnson Controls, Inc.	402,300	23,108
TRW Automotive Holdings Corp. (a)	1,150,680	30,643
		62,413
Automobiles - 0.4%
Ford Motor Co.	744,900	8,000
Harley-Davidson, Inc.	172,200	9,159
Monaco Coach Corp.	257,800	4,512
Renault SA	316,099	28,975
Toyota Motor Corp. sponsored ADR	698,300	52,973
		103,619
Diversified Consumer Services - 0.1%
Service Corp. International (SCI)	1,445,700	12,534
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	3,310,800	103,198
MOA Hospitality, Inc. (a)	3,000	0
		103,198
Household Durables - 0.8%
Koninklijke Philips Electronics NV (NY Shares)	806,900	21,883
Maytag Corp. (e)	2,184,660	36,855
Newell Rubbermaid, Inc.	3,629,400	90,263
Whirlpool Corp.	573,100	45,837
		194,838
Leisure Equipment & Products - 0.2%
Eastman Kodak Co.	1,994,500	53,333
Media - 3.8%
Clear Channel Communications, Inc.	4,401,600	143,668
Comcast Corp. Class A (a)	4,160,316	127,847
Discovery Holding Co. Class A (a)	550,970	7,862
Knight-Ridder, Inc.	472,600	29,566
Lagardere S.C.A. (Reg.) (e)	260,161	18,785
Liberty Media Corp. Class A (a)	5,509,706	48,430
News Corp. Class A	1,591,200	26,064
NTL, Inc. (a)	340,204	22,668
The New York Times Co. Class A	344,020	10,844
The Reader's Digest Association, Inc. (non-vtg.)	2,272,600	36,907
Time Warner, Inc. (a)	9,395,060	159,904
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Viacom, Inc. Class B (non-vtg.)	4,979,951	$ 166,779
Vivendi Universal SA sponsored ADR	1,221,100	38,807
Walt Disney Co.	3,354,390	86,007
		924,138
Multiline Retail - 0.7%
Big Lots, Inc. (a)	3,215,000	41,699
Dollar Tree Stores, Inc. (a)	1,471,900	36,783
Family Dollar Stores, Inc.	1,038,500	26,793
Federated Department Stores, Inc.	657,400	49,877
Sears Holdings Corp. (a)	90,615	13,976
		169,128
Specialty Retail - 0.6%
AnnTaylor Stores Corp. (a)	1,492,650	38,466
Gap, Inc.	2,046,941	43,211
RadioShack Corp.	1,444,100	33,893
Tiffany & Co., Inc.	1,115,400	37,957
		153,527
Textiles, Apparel & Luxury Goods - 0.1%
Liz Claiborne, Inc.	681,260	28,347
TOTAL CONSUMER DISCRETIONARY		1,805,075
CONSUMER STAPLES - 4.0%
Beverages - 0.7%
Anheuser-Busch Companies, Inc.	2,003,500	88,855
Molson Coors Brewing Co. Class B	173,500	10,878
The Coca-Cola Co.	1,286,300	56,288
		156,021
Food & Staples Retailing - 0.8%
CVS Corp.	1,296,700	40,237
Wal-Mart Stores, Inc.	3,302,700	162,988
		203,225
Food Products - 0.2%
Corn Products International, Inc.	601,400	14,476
Kraft Foods, Inc. Class A	1,384,500	42,296
		56,772
Household Products - 1.3%
Colgate-Palmolive Co.	3,420,200	181,065
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - continued
Kimberly-Clark Corp.	1,085,100	$ 69,186
Procter & Gamble Co.	1,042,720	58,007
		308,258
Personal Products - 0.4%
Avon Products, Inc.	346,700	11,341
Gillette Co.	1,575,900	84,579
		95,920
Tobacco - 0.6%
Altria Group, Inc.	2,129,140	142,567
TOTAL CONSUMER STAPLES		962,763
ENERGY - 8.2%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	1,738,900	98,317
BJ Services Co.	725,100	44,224
Halliburton Co.	963,300	53,993
Noble Corp.	1,027,950	69,058
Schlumberger Ltd. (NY Shares)	2,371,490	198,589
		464,181
Oil, Gas & Consumable Fuels - 6.3%
Apache Corp.	948,610	64,885
BP PLC sponsored ADR	3,521,426	231,992
Chevron Corp.	3,252,100	188,654
ConocoPhillips	461,000	28,854
El Paso Corp.	1,291,700	15,500
Exxon Mobil Corp.	10,106,224	593,723
Kerr-McGee Corp.	28,900	2,318
Statoil ASA	860,400	18,693
Total SA:
Series B	301,000	75,250
sponsored ADR	2,399,600	299,950
		1,519,819
TOTAL ENERGY		1,984,000
FINANCIALS - 17.0%
Capital Markets - 2.9%
Bank of New York Co., Inc.	4,226,500	130,092
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Charles Schwab Corp.	6,979,700	$ 95,622
Janus Capital Group, Inc.	3,251,200	48,833
Lazard Ltd. Class A	115,420	2,754
Mellon Financial Corp.	2,281,600	69,498
Merrill Lynch & Co., Inc.	2,163,700	127,182
Morgan Stanley	2,900,240	153,858
Nomura Holdings, Inc.	2,384,000	28,346
Nuveen Investments, Inc. Class A	529,000	20,102
State Street Corp.	523,000	26,014
		702,301
Commercial Banks - 4.3%
Bank of America Corp.	10,465,924	456,314
Comerica, Inc.	796,400	48,660
Kookmin Bank sponsored ADR	544,600	28,690
Lloyds TSB Group PLC	3,077,099	26,067
Royal Bank of Scotland Group PLC	849,444	25,290
State Bank of India	636,977	13,489
U.S. Bancorp, Delaware	2,393,750	71,956
Wachovia Corp.	4,278,241	215,538
Wells Fargo & Co.	2,475,000	151,817
		1,037,821
Consumer Finance - 0.6%
American Express Co.	1,725,901	94,925
MBNA Corp.	1,723,500	43,363
		138,288
Diversified Financial Services - 3.0%
CIT Group, Inc.	1,095,000	48,333
Citigroup, Inc.	8,408,892	365,787
JPMorgan Chase & Co.	9,331,652	327,914
		742,034
Insurance - 4.6%
ACE Ltd.	2,932,177	135,496
Allianz AG sponsored ADR	1,510,000	19,222
Allstate Corp.	2,192,100	134,288
American International Group, Inc.	6,303,037	379,443
Conseco, Inc. (a)	404,000	8,811
Genworth Financial, Inc. Class A (non-vtg.)	1,861,200	58,367
Hartford Financial Services Group, Inc.	1,495,000	120,452
Marsh & McLennan Companies, Inc.	1,069,000	30,969
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
MBIA, Inc.	128,400	$ 7,799
MetLife, Inc. unit	1,144,400	31,666
PartnerRe Ltd.	534,800	34,666
The St. Paul Travelers Companies, Inc.	3,428,237	150,911
XL Capital Ltd. Class A	273,500	19,643
		1,131,733
Real Estate - 0.2%
CarrAmerica Realty Corp.	210,860	8,190
Equity Office Properties Trust	688,830	24,419
Equity Residential (SBI)	231,000	9,332
		41,941
Thrifts & Mortgage Finance - 1.4%
Fannie Mae	3,641,950	203,439
Freddie Mac	892,900	56,503
Housing Development Finance Corp. Ltd.	1,659,200	35,361
Sovereign Bancorp, Inc.	1,959,050	46,998
		342,301
TOTAL FINANCIALS		4,136,419
HEALTH CARE - 4.7%
Biotechnology - 0.0%
Chiron Corp. (a)	173,100	6,271
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	3,820,900	150,047
Thermo Electron Corp. (a)	724,240	21,626
		171,673
Health Care Providers & Services - 0.5%
Cardinal Health, Inc.	950,400	56,625
Health Net, Inc. (a)	172,900	6,709
McKesson Corp.	343,000	15,435
Tenet Healthcare Corp. (a)	2,828,100	34,333
		113,102
Pharmaceuticals - 3.5%
Abbott Laboratories	1,025,100	47,800
Bristol-Myers Squibb Co.	3,395,900	84,830
GlaxoSmithKline PLC sponsored ADR	586,500	27,824
Johnson & Johnson	2,796,100	178,839
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	3,099,500	$ 96,270
Novartis AG sponsored ADR	230,800	11,242
Pfizer, Inc.	5,882,400	155,884
Schering-Plough Corp.	5,143,100	107,079
Wyeth	2,927,800	133,947
		843,715
TOTAL HEALTH CARE		1,134,761
INDUSTRIALS - 6.9%
Aerospace & Defense - 2.2%
EADS NV	2,091,016	70,305
Honeywell International, Inc.	4,005,600	157,340
Lockheed Martin Corp.	1,719,700	107,309
Northrop Grumman Corp.	1,325,060	73,475
The Boeing Co.	929,600	61,363
United Technologies Corp.	1,135,400	57,565
		527,357
Airlines - 0.0%
Continental Airlines, Inc. Class B (a)	1,143	18
Commercial Services & Supplies - 0.3%
Cendant Corp.	744,200	15,896
Waste Management, Inc.	1,884,500	52,992
		68,888
Construction & Engineering - 0.1%
Fluor Corp.	241,200	15,389
Electrical Equipment - 0.3%
ABB Ltd. sponsored ADR (a)	2,866,500	19,521
Emerson Electric Co.	804,200	52,916
		72,437
Industrial Conglomerates - 1.9%
3M Co.	455,800	34,185
General Electric Co.	6,566,300	226,537
Textron, Inc.	461,300	34,215
Tyco International Ltd.	5,649,424	172,138
		467,075
Machinery - 1.5%
Caterpillar, Inc.	1,049,000	56,552
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Dover Corp.	1,786,600	$ 73,715
Illinois Tool Works, Inc.	206,800	17,712
Ingersoll-Rand Co. Ltd. Class A	1,225,300	95,782
Navistar International Corp. (a)	692,405	23,646
SPX Corp.	2,078,500	101,597
		369,004
Road & Rail - 0.6%
Burlington Northern Santa Fe Corp.	1,427,400	77,436
Union Pacific Corp.	1,014,500	71,329
		148,765
Trading Companies & Distributors - 0.0%
WESCO International, Inc. (a)	431,900	14,711
TOTAL INDUSTRIALS		1,683,644
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 0.9%
Avaya, Inc. (a)	1,867,700	19,293
Cisco Systems, Inc. (a)	2,232,800	42,758
Lucent Technologies, Inc. (a)	6,559,400	19,219
Lucent Technologies, Inc. warrants 12/10/07 (a)	10,603	8
Motorola, Inc.	5,108,353	108,195
Nokia Corp. sponsored ADR	1,605,900	25,614
		215,087
Computers & Peripherals - 1.1%
Hewlett-Packard Co.	5,200,302	128,031
International Business Machines Corp.	1,400,900	116,919
Sun Microsystems, Inc. (a)	5,462,925	20,978
		265,928
Electronic Equipment & Instruments - 0.7%
Agilent Technologies, Inc. (a)	1,954,000	51,273
Arrow Electronics, Inc. (a)	1,120,700	33,643
Avnet, Inc. (a)	2,134,470	55,880
Solectron Corp. (a)	7,943,700	30,504
Tektronix, Inc.	260,460	6,527
		177,827
IT Services - 0.3%
Ceridian Corp. (a)	1,469,200	30,750
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Electronic Data Systems Corp.	490,800	$ 10,096
MoneyGram International, Inc.	1,590,900	33,473
		74,319
Office Electronics - 0.1%
Xerox Corp. (a)	2,857,200	37,744
Semiconductors & Semiconductor Equipment - 1.8%
Analog Devices, Inc.	1,832,100	71,818
Applied Materials, Inc.	3,002,300	55,422
Freescale Semiconductor, Inc.:
Class A	143,500	3,662
Class B	2,229,938	57,421
Intel Corp.	5,231,400	141,980
Micron Technology, Inc. (a)	2,404,100	28,561
National Semiconductor Corp.	1,058,900	26,165
Samsung Electronics Co. Ltd.	62,990	34,779
Teradyne, Inc. (a)	516,400	8,020
		427,828
Software - 0.7%
Citrix Systems, Inc. (a)	897,056	21,377
Microsoft Corp.	5,217,200	133,612
Symantec Corp. (a)	804,767	17,681
		172,670
TOTAL INFORMATION TECHNOLOGY		1,371,403
MATERIALS - 3.5%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	544,500	32,539
Albemarle Corp.	257,100	9,796
Arch Chemicals, Inc.	531,200	13,678
Ashland, Inc.	172,500	10,600
Celanese Corp. Class A	853,500	16,063
Chemtura Corp.	1,530,451	24,089
Dow Chemical Co.	2,125,900	101,937
E.I. du Pont de Nemours & Co.	173,300	7,396
Eastman Chemical Co.	516,600	28,614
Georgia Gulf Corp.	577,240	18,316
Lubrizol Corp.	292,100	12,852
Lyondell Chemical Co.	2,705,444	75,590
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
PolyOne Corp. (a)	1,773,200	$ 12,661
Praxair, Inc.	603,600	29,812
		393,943
Containers & Packaging - 0.2%
Amcor Ltd.	2,432,300	12,908
Smurfit-Stone Container Corp. (a)	3,485,607	42,280
		55,188
Metals & Mining - 0.9%
Alcan, Inc.	1,278,500	43,231
Alcoa, Inc.	3,516,300	98,632
Freeport-McMoRan Copper & Gold, Inc. Class B	1,111,066	44,754
Phelps Dodge Corp.	302,600	32,212
		218,829
Paper & Forest Products - 0.8%
Bowater, Inc.	574,900	19,437
Georgia-Pacific Corp.	1,708,600	58,349
International Paper Co.	1,766,900	55,834
Weyerhaeuser Co.	679,400	46,865
		180,485
TOTAL MATERIALS		848,445
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.4%
BellSouth Corp.	7,295,070	201,344
Consolidated Communications Holdings, Inc.	545,500	7,942
New Skies Satellites Holdings Ltd.	307,600	6,367
Philippine Long Distance Telephone Co. sponsored ADR	888,300	25,823
Qwest Communications International, Inc. (a)	6,702,500	25,604
SBC Communications, Inc.	11,032,087	269,735
Sprint Corp.	1,573,800	42,335
Telewest Global, Inc. (a)	1,020,000	22,787
Verizon Communications, Inc.	6,318,100	216,269
		818,206
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. (a)	1,364,700	29,696
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
DigitalGlobe, Inc. (a)(f)	15,842	$ 16
Vodafone Group PLC sponsored ADR	2,030,600	52,450
		82,162
TOTAL TELECOMMUNICATION SERVICES		900,368
UTILITIES - 2.1%
Electric Utilities - 0.4%
Entergy Corp.	1,031,800	80,418
PG&E Corp.	404,000	15,203
		95,621
Independent Power Producers & Energy Traders - 0.4%
Duke Energy Corp.	1,290,400	38,118
TXU Corp.	618,019	53,545
		91,663
Multi-Utilities - 1.3%
Aquila, Inc. (a)	1,155,384	4,298
CMS Energy Corp. (a)	514,500	8,150
Dominion Resources, Inc.	1,570,000	115,960
NorthWestern Energy Corp.	576,600	18,221
Public Service Enterprise Group, Inc.	1,379,000	88,670
Wisconsin Energy Corp.	1,914,700	76,875
		312,174
TOTAL UTILITIES		499,458
TOTAL COMMON STOCKS (Cost $12,160,097)		15,326,336
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp.:
Series B, 5.25%	501,100	9,852
Series C, 6.25%	369,100	8,194
		18,046
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 7.25% PIERS	485,200	$ 10,383
TOTAL CONSUMER DISCRETIONARY		28,429
FINANCIALS - 0.3%
Capital Markets - 0.0%
State Street Corp. 6.75%	36,750	8,130
Consumer Finance - 0.1%
Ford Motor Co. Capital Trust II 6.50%	561,900	23,401
Insurance - 0.2%
Conseco, Inc. Series B, 5.50%	194,000	5,285
The Chubb Corp.:
7.00%	227,700	7,356
Series B, 7.00%	173,900	5,634
Travelers Property Casualty Corp. 4.50%	289,800	6,920
XL Capital Ltd. 6.50%	649,600	15,055
		40,250
TOTAL FINANCIALS		71,781
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc. 7.00%	215,800	12,216
Pharmaceuticals - 0.1%
Schering-Plough Corp. 6.00%	255,700	13,930
TOTAL HEALTH CARE		26,146
INFORMATION TECHNOLOGY - 0.1%
Office Electronics - 0.1%
Xerox Corp. Series C, 6.25%	198,572	22,787
MATERIALS - 0.0%
Chemicals - 0.0%
Celanese Corp. 4.25%	8,700	242
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc. Series B, 6.75%	96,900	$ 4,191
TOTAL CONVERTIBLE PREFERRED STOCKS		153,576
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Spanish Broadcasting System, Inc. Class B, 10.75%	1,499	1,641
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Fannie Mae 7.00%	84,400	4,693
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II 7.875%	3,790	4,012
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	187	0
UTILITIES - 0.0%
Electric Utilities - 0.0%
Entergy Gulf States, Inc. Series A, adj. rate	20,721	2,095
TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,441
TOTAL PREFERRED STOCKS (Cost $170,367)		166,017
Corporate Bonds - 11.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Hotels, Restaurants & Leisure - 0.0%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 15,280	$ 8,221
Six Flags, Inc. 4.5% 5/15/15	4,900	5,164
		13,385
Media - 0.2%
Liberty Media Corp.:
4% 11/15/29 (f)	17,982	11,243
3.5% 1/15/31 (f)	14,140	13,857
News America, Inc. liquid yield option note 0% 2/28/21 (f)	28,330	16,403
		41,503
TOTAL CONSUMER DISCRETIONARY		54,888
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (f)	3,320	3,169
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Tyco International Group SA yankee 3.125% 1/15/23	7,030	10,059
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Atmel Corp. 0% 5/23/21	9,100	4,254
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. 5.25% 12/15/11 (f)	16,070	11,161
TOTAL CONVERTIBLE BONDS		83,531
Nonconvertible Bonds - 11.0%
CONSUMER DISCRETIONARY - 1.7%
Auto Components - 0.1%
Goodyear Tire & Rubber Co. 9% 7/1/15 (f)	5,000	5,050
Keystone Automotive Operations, Inc. 9.75% 11/1/13	810	826
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Auto Components - continued
Tenneco Automotive, Inc. 8.625% 11/15/14	$ 1,450	$ 1,504
Visteon Corp. 7.95% 8/1/05	7,000	7,000
		14,380
Automobiles - 0.1%
Ford Motor Co. 7.45% 7/16/31	11,100	9,411
General Motors Corp.:
7.2% 1/15/11	8,300	7,947
8.375% 7/15/33	4,250	3,836
		21,194
Diversified Consumer Services - 0.0%
Service Corp. International (SCI):
6.5% 3/15/08	1,860	1,907
7% 6/15/17 (f)	3,100	3,181
7.7% 4/15/09	5,595	5,966
		11,054
Hotels, Restaurants & Leisure - 0.4%
Carrols Corp. 9% 1/15/13 (f)	2,385	2,474
Chukchansi Economic Development Authority 14.5% 6/15/09 (f)	2,070	2,525
Gaylord Entertainment Co.:
6.75% 11/15/14	1,900	1,886
8% 11/15/13	1,450	1,546
MGM MIRAGE:
6% 10/1/09	420	421
6.75% 9/1/12	2,000	2,065
8.5% 9/15/10	6,840	7,550
Mohegan Tribal Gaming Authority:
6.875% 2/15/15	2,840	2,936
7.125% 8/15/14	3,000	3,150
Morton's Restaurant Group, Inc. 7.5% 7/1/10	6,890	6,856
Penn National Gaming, Inc.:
6.75% 3/1/15 (f)	2,160	2,176
8.875% 3/15/10	5,115	5,441
Six Flags, Inc. 9.75% 4/15/13	1,585	1,545
Starwood Hotels & Resorts Worldwide, Inc.:
7.375% 5/1/07	4,705	4,893
7.875% 5/1/12	2,675	3,003
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	$ 6,855	$ 7,326
Town Sports International Holdings, Inc. 0% 2/1/14 (d)	10,580	7,300
Town Sports International, Inc. 9.625% 4/15/11	5,770	6,116
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	6,660	7,651
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (d)(f)	1,610	1,143
9% 1/15/12 (f)	2,940	3,087
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	1,021	1,103
Wheeling Island Gaming, Inc. 10.125% 12/15/09	2,155	2,284
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 6.625% 12/1/14	4,000	3,900
		88,377
Household Durables - 0.1%
Beazer Homes USA, Inc. 8.625% 5/15/11	3,140	3,336
Goodman Global Holdings, Inc.:
6.41% 6/15/12 (f)(h)	4,770	4,770
7.875% 12/15/12 (f)	4,325	4,109
Ryland Group, Inc. 9.125% 6/15/11	3,580	3,866
Sealy Mattress Co. 8.25% 6/15/14	3,000	3,195
Standard Pacific Corp. 9.25% 4/15/12	1,815	2,024
Technical Olympic USA, Inc.:
7.5% 3/15/11	5,000	4,725
9% 7/1/10	3,435	3,590
		29,615
Media - 1.0%
AOL Time Warner, Inc. 6.875% 5/1/12	9,230	10,280
British Sky Broadcasting Group PLC (BSkyB) yankee 8.2% 7/15/09	21,300	23,734
Cablevision Systems Corp. 8% 4/15/12	4,950	4,962
CanWest Media, Inc. 8% 9/15/12	1,160	1,238
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	5,554	5,735
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10.75% 10/1/09	1,935	1,592
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 8.375% 4/30/14 (f)	$ 5,000	$ 5,044
Corus Entertainment, Inc. 8.75% 3/1/12	5,560	6,019
Cox Communications, Inc. 4.625% 6/1/13	17,100	16,345
CSC Holdings, Inc.:
7.625% 4/1/11	3,440	3,474
7.875% 2/15/18	535	533
Dex Media West LLC/Dex Media West Finance Co.:
8.5% 8/15/10	1,630	1,773
9.875% 8/15/13	1,865	2,117
Dex Media, Inc.:
0% 11/15/13 (d)	7,140	5,837
8% 11/15/13	1,750	1,873
EchoStar DBS Corp.:
6.375% 10/1/11	8,000	7,960
6.625% 10/1/14	3,500	3,470
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	2,515	2,628
Entravision Communications Corp. 8.125% 3/15/09	4,530	4,711
Granite Broadcasting Corp. 9.75% 12/1/10	1,990	1,846
Houghton Mifflin Co.:
0% 10/15/13 (d)	4,375	3,423
8.25% 2/1/11	8,155	8,563
9.875% 2/1/13	7,910	8,622
iesy Repository Gmbh 10.375% 2/15/15 (f)	4,630	4,676
Lamar Media Corp. 7.25% 1/1/13	1,290	1,361
LBI Media Holdings, Inc. 0% 10/15/13 (d)	4,450	3,360
LBI Media, Inc. 10.125% 7/15/12	4,060	4,425
Liberty Media Corp.:
5.7% 5/15/13	2,950	2,730
8.25% 2/1/30	10,280	10,373
Muzak LLC/Muzak Finance Corp. 10% 2/15/09	2,115	1,890
News America Holdings, Inc. 7.75% 12/1/45	16,087	19,484
News America, Inc. 6.2% 12/15/34	7,910	8,220
Nexstar Broadcasting, Inc. 7% 1/15/14 (f)	4,000	3,720
Nextmedia Operating, Inc. 10.75% 7/1/11	3,345	3,629
PanAmSat Corp.:
6.375% 1/15/08	2,720	2,781
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
PanAmSat Corp.: - continued
9% 8/15/14	$ 4,264	$ 4,701
R.H. Donnelley Corp. 6.875% 1/15/13	6,000	6,165
Radio One, Inc. 8.875% 7/1/11	9,005	9,658
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (f)	4,000	4,400
10.375% 9/1/14 (f)	12,000	13,830
Yell Finance BV 10.75% 8/1/11	3,954	4,428
		241,610
Specialty Retail - 0.0%
Nebraska Book Co., Inc. 8.625% 3/15/12	4,380	4,172
Textiles, Apparel & Luxury Goods - 0.0%
American Achievement Corp. 8.25% 4/1/12	5,000	5,200
Jostens IH Corp. 7.625% 10/1/12	1,430	1,455
Levi Strauss & Co. 12.25% 12/15/12	4,780	5,389
		12,044
TOTAL CONSUMER DISCRETIONARY		422,446
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (f)	6,585	6,470
Miller Brewing Co. 5.5% 8/15/13 (f)	3,275	3,365
		9,835
Food & Staples Retailing - 0.0%
Ahold Finance USA, Inc. 8.25% 7/15/10	7,780	8,519
Food Products - 0.0%
Doane Pet Care Co.:
9.75% 5/15/07	1,065	1,049
10.75% 3/1/10	3,115	3,364
Pierre Foods, Inc. 9.875% 7/15/12	3,190	3,334
		7,747
Personal Products - 0.0%
Revlon Consumer Products Corp. 9.5% 4/1/11	5,000	4,800
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Tobacco - 0.1%
Altria Group, Inc. 7% 11/4/13	$ 18,105	$ 19,841
TOTAL CONSUMER STAPLES		50,742
ENERGY - 1.0%
Energy Equipment & Services - 0.2%
Cooper Cameron Corp. 2.65% 4/15/07	6,550	6,325
Diamond Offshore Drilling, Inc. 4.875% 7/1/15 (f)	4,615	4,521
Dresser-Rand Group, Inc. 7.375% 11/1/14 (f)	1,790	1,875
Hanover Compressor Co. 9% 6/1/14	1,890	2,060
Petronas Capital Ltd. 7% 5/22/12 (f)	28,745	32,245
Pride International, Inc. 7.375% 7/15/14	3,000	3,285
		50,311
Oil, Gas & Consumable Fuels - 0.8%
ANR Pipeline, Inc. 8.875% 3/15/10	6,360	6,932
Arch Western Finance LLC 6.75% 7/1/13	4,960	5,134
Canadian Oil Sands Ltd. 4.8% 8/10/09 (f)	8,945	8,885
Chesapeake Energy Corp.:
6.375% 6/15/15	4,000	4,100
6.625% 1/15/16 (f)	4,000	4,140
El Paso Corp. 7.875% 6/15/12	3,410	3,563
El Paso Energy Corp.:
6.95% 12/15/07	3,730	3,777
7.375% 12/15/12	2,640	2,676
7.8% 8/1/31	1,020	1,023
8.05% 10/15/30	655	671
EnCana Holdings Finance Corp. 5.8% 5/1/14	11,285	11,906
Encore Acquisition Co. 8.375% 6/15/12	3,510	3,887
Enterprise Products Operating LP 5.75% 3/1/35 (f)	8,260	7,898
EXCO Resources, Inc. 7.25% 1/15/11	1,120	1,148
Foundation Pennsylvania Coal Co. 7.25% 8/1/14	1,810	1,910
General Maritime Corp. 10% 3/15/13	4,705	5,140
Kinder Morgan Energy Partners LP 5.8% 3/15/35	3,505	3,485
Luscar Coal Ltd. 9.75% 10/15/11	2,930	3,208
Nexen, Inc. 5.875% 3/10/35	14,930	14,807
Pemex Project Funding Master Trust:
6.125% 8/15/08	10,750	11,019
7.375% 12/15/14	8,620	9,525
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Pemex Project Funding Master Trust: - continued
8.625% 2/1/22	$ 2,000	$ 2,430
Plains Exploration & Production Co. 8.75% 7/1/12	5,490	5,984
Range Resources Corp. 7.375% 7/15/13	1,330	1,416
Ship Finance International Ltd. 8.5% 12/15/13	10,070	9,642
Teekay Shipping Corp. 8.875% 7/15/11	10,030	11,484
The Coastal Corp.:
6.375% 2/1/09	1,285	1,266
6.5% 5/15/06	3,325	3,350
6.5% 6/1/08	3,245	3,225
6.95% 6/1/28	180	162
7.75% 6/15/10	6,680	6,872
Vintage Petroleum, Inc. 8.25% 5/1/12	2,200	2,382
Williams Co., Inc. Credit Linked Certificate Trust III 6.75% 4/15/09 (f)	3,270	3,405
Williams Companies, Inc.:
7.125% 9/1/11	8,615	9,390
7.5% 1/15/31	2,171	2,415
7.625% 7/15/19	2,750	3,142
8.125% 3/15/12	10,630	12,278
		193,677
TOTAL ENERGY		243,988
FINANCIALS - 2.7%
Capital Markets - 0.3%
Bank of New York Co., Inc.:
3.4% 3/15/13 (h)	5,300	5,112
4.25% 9/4/12 (h)	6,980	6,924
Bear Stearns Companies, Inc. 4.55% 6/23/10	7,670	7,604
Equinox Holdings Ltd. 9% 12/15/09	5,490	5,710
Goldman Sachs Group, Inc. 5.125% 1/15/15	30,120	30,171
Legg Mason, Inc. 6.75% 7/2/08	4,110	4,366
Morgan Stanley 6.6% 4/1/12	10,695	11,665
		71,552
Commercial Banks - 0.4%
Bank of America Corp. 4.5% 8/1/10	18,000	17,888
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Commercial Banks - continued
Export-Import Bank of Korea:
4.125% 2/10/09 (f)	$ 2,670	$ 2,616
5.25% 2/10/14 (f)	4,620	4,672
Korea Development Bank:
3.875% 3/2/09	15,285	14,846
4.75% 7/20/09	6,050	6,049
5.75% 9/10/13	10,125	10,602
Wachovia Bank NA 4.875% 2/1/15	16,500	16,377
Wells Fargo & Co.:
4% 9/10/12 (h)	4,870	4,797
4.2% 1/15/10	17,430	17,172
		95,019
Consumer Finance - 0.6%
Capital One Bank 4.875% 5/15/08	4,045	4,067
Ford Motor Credit Co.:
6.625% 6/16/08	6,000	6,000
7.25% 10/25/11	15,000	14,763
7.375% 10/28/09	25,015	24,959
General Electric Capital Corp.:
6% 6/15/12	7,100	7,595
6.125% 2/22/11	16,000	17,055
General Motors Acceptance Corp.:
4.145% 5/18/06 (h)	11,000	10,958
6.75% 1/15/06	5,000	5,039
6.875% 9/15/11	15,715	15,167
8% 11/1/31	7,000	6,790
Household Finance Corp.:
4.125% 11/16/09	16,305	15,922
7% 5/15/12	2,595	2,891
MBNA Corp. 7.5% 3/15/12	4,845	5,546
Triad Acquisition Corp. 11.125% 5/1/13 (f)	5,050	5,202
		141,954
Diversified Financial Services - 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.:
7.535% 12/15/10 (f)(h)	4,000	3,940
8.75% 11/15/13	4,000	3,970
Citigroup, Inc.:
4.625% 8/3/10	6,570	6,566
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.: - continued
5% 9/15/14	$ 18,000	$ 18,023
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12	1,040	1,125
JPMorgan Chase & Co. 4.875% 3/15/14	8,985	8,882
JPMorgan Chase Capital XVII 5.85% 8/1/35	11,300	11,215
Mizuho Financial Group Cayman Ltd. 5.79% 4/15/14 (f)	15,915	16,564
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12	3,090	3,337
Universal City Florida Holding Co. I/II 7.96% 5/1/10 (h)	1,540	1,609
		75,231
Insurance - 0.2%
Aegon NV 4.75% 6/1/13	12,500	12,316
Assurant, Inc. 5.625% 2/15/14	3,895	4,017
Axis Capital Holdings Ltd. 5.75% 12/1/14	5,500	5,577
MetLife, Inc.:
5% 6/15/15	15,600	15,575
5.7% 6/15/35	7,300	7,388
Travelers Property Casualty Corp. 6.375% 3/15/33	4,345	4,582
Willis Group North America, Inc. 5.625% 7/15/15	5,810	5,759
		55,214
Real Estate - 0.7%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13 (f)	3,840	3,840
8.125% 6/1/12	17,275	18,139
Boston Properties, Inc. 6.25% 1/15/13	3,600	3,832
BRE Properties, Inc. 4.875% 5/15/10	5,955	5,877
Camden Property Trust 5.875% 11/30/12	7,910	8,145
CarrAmerica Realty Corp. 5.25% 11/30/07	6,175	6,207
Colonial Properties Trust 4.75% 2/1/10	9,799	9,561
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	8,440	8,820
Developers Diversified Realty Corp.:
3.875% 1/30/09	3,470	3,340
5% 5/3/10	6,015	5,990
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
Developers Diversified Realty Corp.: - continued
5.25% 4/15/11	$ 3,395	$ 3,413
EOP Operating LP:
4.65% 10/1/10	25,645	25,159
4.75% 3/15/14	11,100	10,759
7.75% 11/15/07	9,155	9,745
Gables Realty LP:
5% 3/15/10	3,720	3,643
5.75% 7/15/07	11,440	11,626
Healthcare Realty Trust, Inc. 5.125% 4/1/14	2,815	2,720
ProLogis 7.05% 7/15/06	10,000	10,200
Regency Centers LP 5.25% 8/1/15 (f)	6,475	6,435
Senior Housing Properties Trust 8.625% 1/15/12	5,910	6,664
Simon Property Group LP:
4.6% 6/15/10 (f)	5,280	5,196
5.1% 6/15/15 (f)	7,805	7,688
Ventas Realty LP/Ventas Capital Corp. 6.625% 10/15/14	3,440	3,526
		180,525
Thrifts & Mortgage Finance - 0.2%
Countrywide Home Loans, Inc.:
3.25% 5/21/08	2,946	2,838
5.625% 5/15/07	12,000	12,219
Independence Community Bank Corp. 3.75% 4/1/14 (h)	5,365	5,157
Residential Capital Corp. 6.375% 6/30/10 (f)	4,090	4,155
Washington Mutual Bank 6.875% 6/15/11	8,300	9,099
Washington Mutual, Inc. 4.2% 1/15/10	3,745	3,663
		37,131
TOTAL FINANCIALS		656,626
HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
AmeriPath, Inc. 10.5% 4/1/13	3,960	4,000
AMR HoldCo, Inc./ EmCare HoldCo, Inc. 10% 2/15/15 (f)	4,520	4,836
Beverly Enterprises, Inc. 7.875% 6/15/14	1,500	1,635
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Concentra Operating Corp. 9.125% 6/1/12	$ 4,060	$ 4,304
DaVita, Inc.:
6.625% 3/15/13 (f)	8,000	8,280
7.25% 3/15/15 (f)	10,520	10,888
HCA, Inc.:
6.95% 5/1/12	10,585	11,138
7.875% 2/1/11	5,000	5,442
8.75% 9/1/10	3,405	3,831
HealthSouth Corp.:
7.375% 10/1/06	3,000	3,038
7.625% 6/1/12	8,225	8,061
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14	5,000	5,425
National Nephrology Associates, Inc. 9% 11/1/11 (f)	1,060	1,185
PacifiCare Health Systems, Inc. 10.75% 6/1/09	2,652	2,924
Psychiatric Solutions, Inc. 7.75% 7/15/15 (f)	3,725	3,818
Rural/Metro Corp. 9.875% 3/15/15 (f)	6,050	6,080
Tenet Healthcare Corp.:
7.375% 2/1/13	8,605	8,368
9.25% 2/1/15 (f)	10,000	10,350
U.S. Oncology, Inc. 9% 8/15/12	3,000	3,278
Vanguard Health Holding Co. I 0% 10/1/15 (d)	2,870	2,081
Vanguard Health Holding Co. II LLC 9% 10/1/14	5,500	5,995
		114,957
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	2,735	2,906
Bombardier, Inc.:
6.3% 5/1/14 (f)	10,420	9,795
7.45% 5/1/34 (f)	2,340	2,036
Orbimage Holdings, Inc. 13.19% 7/1/12 (f)(h)	2,180	2,322
Transdigm, Inc. 8.375% 7/15/11	1,340	1,420
		18,479
Airlines - 0.2%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	155	160
6.978% 10/1/12	1,963	2,041
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - continued
American Airlines, Inc. pass thru trust certificates: - continued
7.024% 4/15/11	$ 5,300	$ 5,509
7.8% 4/1/08	1,130	1,090
AMR Corp.:
9% 8/1/12	1,260	1,008
10.2% 3/15/20	3,445	2,412
Continental Airlines, Inc. pass thru trust certificates:
6.541% 9/15/09	117	108
6.648% 3/15/19	1,446	1,425
6.748% 9/15/18	243	206
6.795% 2/2/20	1,213	1,043
6.8% 7/2/07	73	66
6.9% 7/2/18	2,090	1,797
6.9% 7/2/19	3,601	3,610
7.056% 3/15/11	3,670	3,810
8.312% 10/2/12	1,129	926
8.388% 5/1/22	126	107
Delta Air Lines, Inc.:
equipment trust certificates 8.54% 1/2/07	256	166
7.9% 12/15/09	465	126
9.5% 11/18/08 (f)	2,227	1,782
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10	10,870	10,109
7.711% 9/18/11	6,695	3,883
7.779% 11/18/05	183	110
7.92% 5/18/12	10,245	6,045
Northwest Airlines Corp. 10% 2/1/09	5,360	2,546
Northwest Airlines, Inc. pass thru trust certificates:
6.81% 2/1/20	1,134	1,000
7.248% 7/2/14	1,736	846
7.575% 3/1/19	814	814
7.691% 4/1/17	139	97
7.95% 9/1/16	140	109
8.304% 9/1/10	987	787
NWA Trust 10.23% 6/21/14	906	707
		54,445
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Building Products - 0.0%
Jacuzzi Brands, Inc. 9.625% 7/1/10	$ 2,530	$ 2,783
Nortek, Inc. 8.5% 9/1/14	3,860	3,744
		6,527
Commercial Services & Supplies - 0.1%
ALH Finance LLC/ALH Finance Corp. 8.5% 1/15/13	200	193
Allied Security Escrow Corp. 11.375% 7/15/11	5,320	5,214
Allied Waste North America, Inc. 8.5% 12/1/08	4,340	4,563
Browning-Ferris Industries, Inc. 9.25% 5/1/21	1,350	1,370
FTI Consulting, Inc. 7.625% 6/15/13 (f)	920	934
R.H. Donnelley Finance Corp. I:
8.875% 12/15/10 (f)	1,390	1,505
10.875% 12/15/12 (f)	2,170	2,517
		16,296
Industrial Conglomerates - 0.1%
Hutchison Whampoa International 03/33 Ltd. 7.45% 11/24/33 (f)	12,000	13,927
Machinery - 0.1%
Accuride Corp. 8.5% 2/1/15	4,540	4,722
Commercial Vehicle Group, Inc. 8% 7/1/13 (f)	1,730	1,799
Cummins, Inc. 9.5% 12/1/10 (h)	1,230	1,365
Invensys PLC 9.875% 3/15/11 (f)	4,880	4,856
Navistar International Corp.:
6.25% 3/1/12	3,190	3,142
7.5% 6/15/11	970	994
		16,878
Marine - 0.0%
American Commercial Lines LLC/ACL Finance Corp. 9.5% 2/15/15	8,060	8,785
H-Lines Finance Holding Corp. 0% 4/1/13 (d)(f)	1,260	1,011
Horizon Lines LLC/Holdings Corp. 9% 11/1/12 (f)	1,110	1,193
		10,989
Road & Rail - 0.1%
Kansas City Southern Railway Co.:
7.5% 6/15/09	8,005	8,245
9.5% 10/1/08	460	500
Progress Rail Services Corp./Progress Metal Reclamation Co. 7.75% 4/1/12 (f)	5,000	5,113
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Road & Rail - continued
TFM SA de CV:
9.375% 5/1/12 (f)	$ 4,220	$ 4,515
yankee 10.25% 6/15/07	5,990	6,379
		24,752
Trading Companies & Distributors - 0.0%
Ashtead Holdings PLC 8.625% 8/1/15 (f)(g)	1,490	1,542
Neff Rent LLC/Neff Finance Corp. 11.25% 6/15/12 (f)	5,720	5,920
		7,462
TOTAL INDUSTRIALS		169,755
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
L-3 Communications Corp. 6.375% 10/15/15 (f)	4,820	4,874
Motorola, Inc. 8% 11/1/11	13,905	16,154
Nortel Networks Corp. 6.125% 2/15/06	9,900	9,950
		30,978
Computers & Peripherals - 0.0%
Sun Microsystems, Inc. 7.65% 8/15/09	7,000	7,566
Electronic Equipment & Instruments - 0.0%
Itron, Inc. 7.75% 5/15/12	860	884
IT Services - 0.2%
Iron Mountain, Inc.:
6.625% 1/1/16	7,000	6,615
8.25% 7/1/11	815	831
8.625% 4/1/13	370	389
SunGard Data Systems, Inc.:
4.875% 1/15/14	8,115	7,101
8.5248% 8/15/13 (f)(g)(h)	3,550	3,674
9.125% 8/15/13 (f)(g)	6,630	6,879
10.25% 8/15/15 (f)(g)	10,170	10,551
		36,040
Office Electronics - 0.1%
Xerox Corp.:
6.875% 8/15/11	6,000	6,285
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - continued
Xerox Corp.: - continued
7.125% 6/15/10	$ 4,270	$ 4,526
7.625% 6/15/13	7,130	7,593
		18,404
Semiconductors & Semiconductor Equipment - 0.0%
Freescale Semiconductor, Inc. 6.3488% 7/15/09 (h)	5,000	5,163
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 6.66% 12/15/11 (f)(h)	3,685	3,685
Semiconductor Note Participation Trust 0% 8/4/11 (f)	990	1,485
		10,333
TOTAL INFORMATION TECHNOLOGY		104,205
MATERIALS - 0.6%
Chemicals - 0.2%
BCP Crystal U.S. Holdings Corp. 9.625% 6/15/14	6,500	7,345
Borden US Finance Corp./Nova Scotia Finance ULC 9% 7/15/14 (f)	2,600	2,678
Compass Minerals Group, Inc. 10% 8/15/11	3,770	4,128
Crystal US Holding 3 LLC/Crystal US Sub 3 Corp. Series A, 0% 10/1/14 (d)	4	3
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11	4,160	4,628
Huntsman Advanced Materials LLC:
11% 7/15/10	1,840	2,107
11.83% 7/15/08 (h)	1,160	1,218
Huntsman ICI Chemicals LLC 10.125% 7/1/09	1,267	1,305
Innophos, Inc. 8.875% 8/15/14 (f)	6,730	6,915
Koppers, Inc. 9.875% 10/15/13	1,060	1,171
Lyondell Chemical Co. 9.5% 12/15/08	6,040	6,448
Nalco Co. 7.75% 11/15/11	2,060	2,194
PAHC Holdings Corp. 15% 2/1/10 pay-in-kind	3,000	3,000
Rhodia SA 10.25% 6/1/10	9,000	9,653
		52,793
Construction Materials - 0.0%
Texas Industries, Inc. 7.25% 7/15/13 (f)	790	833
Containers & Packaging - 0.2%
BWAY Corp. 10% 10/15/10	840	890
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Crown Cork & Seal, Inc. 7.375% 12/15/26	$ 2,590	$ 2,461
Crown European Holdings SA:
9.5% 3/1/11	2,500	2,756
10.875% 3/1/13	5,000	5,900
Graham Packaging Co. LP/ GPC Capital Corp. 8.5% 10/15/12 (f)	2,640	2,706
Jefferson Smurfit Corp. U.S. 8.25% 10/1/12	2,750	2,778
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14	2,390	2,426
7.75% 5/15/11	1,760	1,866
8.875% 2/15/09	9,730	10,289
Owens-Illinois, Inc.:
7.5% 5/15/10	770	804
7.8% 5/15/18	350	364
8.1% 5/15/07	1,630	1,695
Tekni-Plex, Inc. 10.875% 8/15/12 (f)	1,230	1,325
		36,260
Metals & Mining - 0.2%
Compass Minerals International, Inc. 0% 12/15/12 (d)	4,550	3,981
Freeport-McMoRan Copper & Gold, Inc. 10.125% 2/1/10	8,480	9,434
Newmont Mining Corp. 5.875% 4/1/35	21,965	22,080
Novelis, Inc. 7.25% 2/15/15 (f)	5,000	5,100
Wise Metals Group LLC/Alloys Finance 10.25% 5/15/12	5,160	4,850
		45,445
Paper & Forest Products - 0.0%
Buckeye Technologies, Inc. 8.5% 10/1/13	1,980	2,022
International Paper Co. 4.25% 1/15/09	1,960	1,915
Norske Skog Canada Ltd.:
7.375% 3/1/14	1,580	1,568
8.625% 6/15/11	510	530
Stone Container Corp. 9.75% 2/1/11	2,320	2,436
		8,471
TOTAL MATERIALS		143,802
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.2%
AT&T Broadband Corp. 8.375% 3/15/13	$ 15,000	$ 18,032
British Telecommunications PLC:
8.375% 12/15/10	11,325	13,234
8.875% 12/15/30	3,080	4,322
Koninklijke KPN NV yankee 8% 10/1/10	10,550	12,032
KT Corp. 5.875% 6/24/14 (f)	5,495	5,762
MCI, Inc. 8.735% 5/1/14 (h)	12,325	13,804
Mobifon Holdings BV 12.5% 7/31/10	6,225	7,408
New Skies Satellites BV 9.125% 11/1/12	7,555	7,857
PanAmSat Holding Corp. 0% 11/1/14 (d)	10,100	7,222
Qwest Corp.:
7.625% 6/15/15 (f)	5,930	6,100
8.875% 3/15/12	16,520	18,089
Qwest Services Corp.:
13.5% 12/15/10	18,730	21,540
14% 12/15/14	8,425	10,194
SBC Communications, Inc.:
5.1% 9/15/14	11,000	11,060
5.875% 8/15/12	4,000	4,226
Sprint Capital Corp. 6.875% 11/15/28	16,000	18,083
Telecom Italia Capital:
4% 11/15/08	11,700	11,471
4.95% 9/30/14 (f)	7,930	7,773
6% 9/30/34 (f)	6,000	6,088
Telefonos de Mexico SA de CV 4.75% 1/27/10 (f)	28,595	28,209
TELUS Corp. yankee 7.5% 6/1/07	27,430	28,846
U.S. West Communications:
7.2% 11/10/26	845	758
7.25% 9/15/25	840	790
Verizon Global Funding Corp. 7.25% 12/1/10	15,495	17,263
Verizon New York, Inc.:
6.875% 4/1/12	11,355	12,371
7.375% 4/1/32	5,570	6,406
		298,940
Wireless Telecommunication Services - 0.6%
America Movil SA de CV 6.375% 3/1/35	12,810	12,453
American Tower Corp. 9.375% 2/1/09	1,177	1,236
American Towers, Inc. 7.25% 12/1/11	3,500	3,693
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
AT&T Wireless Services, Inc.:
7.875% 3/1/11	$ 4,420	$ 5,063
8.75% 3/1/31	3,280	4,531
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13	1,500	1,688
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (h)	8,260	8,859
Cingular Wireless LLC 7.125% 12/15/31	8,000	9,422
Digicel Ltd. 9.25% 9/1/12 (f)	730	753
DirecTV Holdings LLC/DirecTV Financing, Inc.:
6.375% 6/15/15 (f)	7,000	6,983
8.375% 3/15/13	6,540	7,243
Inmarsat Finance II PLC 0% 11/15/12 (d)	6,310	5,048
Intelsat Ltd.:
6.5% 11/1/13	10,835	8,817
8.25% 1/15/13 (f)	5,000	5,225
8.695% 1/15/12 (f)(h)	6,370	6,497
Nextel Communications, Inc. 9.5% 2/1/11	9,665	10,438
Nextel Partners, Inc. 8.125% 7/1/11	10,000	10,900
Rogers Communications, Inc.:
6.535% 12/15/10 (h)	2,350	2,447
7.25% 12/15/12	12,895	13,927
9.625% 5/1/11	4,765	5,611
SBA Communication Corp./SBA Telcommunications, Inc. 0% 12/15/11 (d)	1,389	1,280
		132,114
TOTAL TELECOMMUNICATION SERVICES		431,054
UTILITIES - 1.4%
Electric Utilities - 0.6%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	7,670	7,920
DTE Energy Co. 7.05% 6/1/11	4,060	4,453
Duke Capital LLC 6.75% 2/15/32	2,874	3,201
Exelon Corp.:
4.9% 6/15/15	15,000	14,719
5.625% 6/15/35	2,880	2,835
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.:
5.5% 11/15/06	$ 7,528	$ 7,624
6.45% 11/15/11	5,225	5,619
Mirant Americas Generation LLC:
8.3% 5/1/11 (j)	2,850	3,278
9.125% 5/1/31 (j)	5,075	6,014
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10	2,540	2,642
Nevada Power Co.:
5.875% 1/15/15 (f)	1,270	1,292
10.875% 10/15/09	526	586
Niagara Mohawk Power Corp. 8.875% 5/15/07	5,060	5,431
Oncor Electric Delivery Co. 6.375% 5/1/12	9,690	10,476
Pacific Gas & Electric Co. 6.05% 3/1/34	9,375	10,051
Progress Energy, Inc.:
7% 10/30/31	13,600	15,535
7.1% 3/1/11	5,100	5,604
7.75% 3/1/31	2,600	3,209
Sierra Pacific Power Co. 8% 6/1/08	4,015	4,256
Southern California Edison Co.:
4.65% 4/1/15	685	669
5% 1/15/14	590	594
TECO Energy, Inc. 6.75% 5/1/15 (f)	1,320	1,409
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (f)	3,250	3,413
TXU Energy Co. LLC 7% 3/15/13	14,695	16,258
		137,088
Gas Utilities - 0.2%
Colorado Interstate Gas Co. 5.95% 3/15/15 (f)	7,000	6,948
Consolidated Natural Gas Co. 6.85% 4/15/11	4,530	4,968
Dynegy Holdings, Inc. 9.875% 7/15/10 (f)	5,000	5,550
El Paso Energy Corp. 6.75% 5/15/09	5,725	5,746
Northwest Pipeline Corp. 8.125% 3/1/10	1,290	1,393
Southern Natural Gas Co.:
8% 3/1/32	120	138
8.875% 3/15/10	8,610	9,385
Tennessee Gas Pipeline Co.:
7.5% 4/1/17	255	278
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Gas Utilities - continued
Tennessee Gas Pipeline Co.: - continued
8.375% 6/15/32	$ 765	$ 907
Texas Eastern Transmission Corp. 7.3% 12/1/10	12,250	13,591
		48,904
Independent Power Producers & Energy Traders - 0.3%
AES Corp.:
8.75% 5/15/13 (f)	3,050	3,378
9.375% 9/15/10	5,451	6,132
9.5% 6/1/09	1,357	1,505
Allegheny Energy Supply Co. LLC 10.25% 11/15/07 (f)	4,660	5,068
Calpine Corp. 8.5% 7/15/10 (f)	6,000	4,530
Constellation Energy Group, Inc.:
6.35% 4/1/07	10,595	10,893
7% 4/1/12	21,445	23,753
Duke Capital LLC:
4.331% 11/16/06	2,905	2,899
5.668% 8/15/14	9,310	9,572
Tenaska Alabama Partners LP 7% 6/30/21 (f)	1,510	1,552
TXU Corp.:
4.8% 11/15/09 (f)	6,000	5,880
5.55% 11/15/14 (f)	4,000	3,925
		79,087
Multi-Utilities - 0.3%
Aquila, Inc. 14.875% 7/1/12	655	871
CMS Energy Corp.:
6.3% 2/1/12	4,625	4,677
7.5% 1/15/09	1,420	1,487
8.9% 7/15/08	4,085	4,453
9.875% 10/15/07	8,190	8,968
Dominion Resources, Inc.:
4.75% 12/15/10	4,000	3,973
5.15% 7/15/15	19,660	19,563
5.95% 6/15/35	8,900	9,095
6.25% 6/30/12	5,085	5,436
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities - continued
MidAmerican Energy Holdings, Inc.:
4.625% 10/1/07	$ 5,160	$ 5,156
5.875% 10/1/12	3,450	3,591
		67,270
TOTAL UTILITIES		332,349
TOTAL NONCONVERTIBLE BONDS		2,669,924
TOTAL CORPORATE BONDS (Cost $2,673,646)		2,753,455
U.S. Government and Government Agency Obligations - 7.4%

U.S. Government Agency Obligations - 4.4%
Fannie Mae:
0% 9/28/05	439,970	437,610
3.25% 7/31/06	235,000	232,999
4.375% 7/17/13	20,070	19,512
4.625% 10/15/13	30,000	30,182
4.625% 10/15/14	100,000	100,375
6% 5/15/11	23,350	25,124
6.125% 3/15/12	1,502	1,640
6.25% 2/1/11	17,675	18,989
Freddie Mac:
0% 11/1/05	15,000	14,865
1.5% 8/15/05	31,720	31,693
4.875% 11/15/13	23,400	23,971
5.25% 11/5/12	5,610	5,605
5.75% 1/15/12	60,000	64,269
5.875% 3/21/11	37,620	39,889
U.S. Government and Government Agency Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Government Loan Trusts (assets of Trust guaranteed by U.S. Government through Agency for International Development) Series 1-B, 8.5% 4/1/06	$ 1,715	$ 1,757
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates Series 1996-A1, 6.726% 9/15/10	14,348	15,160
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		1,063,640
U.S. Treasury Inflation Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	185,643	195,997
U.S. Treasury Inflation-Indexed Notes 2% 1/15/14	157,820	159,550
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		355,547
U.S. Treasury Obligations - 1.6%
U.S. Treasury Bonds:
6.125% 8/15/29	55,237	68,062
8.875% 8/15/17	38,265	54,078
9.875% 11/15/15	12,960	18,865
U.S. Treasury Notes:
2.75% 6/30/06	103,318	102,277
3.375% 12/15/08	2,390	2,336
3.625% 4/30/07	31,050	30,849
3.625% 6/30/07 (g)	28,280	28,076
4% 2/15/15	9,000	8,794
4.25% 11/15/14	70,000	69,789
TOTAL U.S. TREASURY OBLIGATIONS		383,126
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,784,977)		1,802,313
U.S. Government Agency - Mortgage Securities - 7.5%

Fannie Mae - 6.7%
3.463% 4/1/34 (h)	2,363	2,354
3.734% 1/1/35 (h)	1,557	1,542
3.753% 10/1/33 (h)	978	963
3.786% 12/1/34 (h)	1,194	1,181
3.793% 6/1/34 (h)	4,380	4,277
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
3.801% 12/1/34 (h)	$ 296	$ 293
3.828% 1/1/35 (h)	1,057	1,048
3.838% 1/1/35 (h)	2,949	2,938
3.867% 1/1/35 (h)	1,671	1,662
3.876% 11/1/34 (h)	6,686	6,632
3.88% 6/1/33 (h)	4,338	4,297
3.913% 12/1/34 (h)	939	932
3.937% 10/1/34 (h)	1,301	1,291
3.937% 12/1/34 (h)	1,859	1,849
3.967% 11/1/34 (h)	2,059	2,042
3.97% 5/1/33 (h)	327	325
3.975% 1/1/35 (h)	1,326	1,313
3.981% 12/1/34 (h)	1,266	1,253
4% 8/1/20 (g)	57,000	54,967
4.008% 12/1/34 (h)	6,896	6,882
4.011% 1/1/35 (h)	822	814
4.014% 12/1/34 (h)	1,012	1,001
4.023% 2/1/35 (h)	941	933
4.03% 1/1/35 (h)	2,330	2,312
4.032% 12/1/34 (h)	658	656
4.045% 5/1/34 (h)	380	380
4.049% 2/1/35 (h)	878	872
4.053% 10/1/18 (h)	1,022	1,012
4.054% 1/1/35 (h)	879	871
4.079% 4/1/33 (h)	330	330
4.098% 1/1/35 (h)	2,001	2,008
4.104% 2/1/35 (h)	629	626
4.11% 2/1/35 (h)	651	649
4.117% 2/1/35 (h)	1,751	1,744
4.118% 1/1/35 (h)	1,939	1,931
4.121% 2/1/35 (h)	3,593	3,577
4.124% 1/1/35 (h)	1,941	1,950
4.137% 1/1/35 (h)	3,348	3,334
4.138% 2/1/35 (h)	2,167	2,175
4.144% 1/1/35 (h)	2,691	2,703
4.15% 11/1/34 (h)	1,673	1,664
4.154% 2/1/35 (h)	1,752	1,747
4.178% 1/1/35 (h)	3,717	3,752
4.183% 1/1/35 (h)	1,644	1,642
4.189% 11/1/34 (h)	505	504
4.197% 1/1/35 (h)	2,011	1,998
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
4.232% 3/1/34 (h)	$ 900	$ 897
4.25% 2/1/35 (h)	1,034	1,028
4.258% 10/1/34 (h)	2,655	2,670
4.293% 3/1/35 (h)	978	978
4.297% 7/1/34 (h)	934	937
4.302% 1/1/35 (h)	1,306	1,298
4.306% 8/1/33 (h)	2,144	2,135
4.315% 3/1/33 (h)	499	498
4.323% 5/1/35 (h)	1,479	1,477
4.332% 12/1/34 (h)	676	676
4.335% 2/1/35 (h)	684	683
4.349% 1/1/35 (h)	985	977
4.351% 1/1/35 (h)	987	983
4.367% 2/1/34 (h)	2,526	2,519
4.372% 4/1/35 (h)	662	661
4.401% 2/1/35 (h)	1,602	1,590
4.409% 5/1/35 (h)	2,970	2,971
4.433% 11/1/34 (h)	16,576	16,570
4.451% 6/1/33 (h)	787	778
4.455% 3/1/35 (h)	1,401	1,389
4.467% 10/1/34 (h)	5,877	5,879
4.479% 4/1/34 (h)	1,733	1,736
4.489% 8/1/34 (h)	3,407	3,406
4.5% 12/1/19 to 5/1/35	253,167	244,362
4.5% 8/1/20 (g)	130,000	127,847
4.5% 3/1/35 (h)	3,107	3,096
4.508% 1/1/35 (h)	1,742	1,752
4.529% 3/1/35 (h)	2,879	2,867
4.538% 8/1/34 (h)	2,176	2,188
4.554% 7/1/35 (h)	3,625	3,627
4.564% 2/1/35 (h)	7,144	7,152
4.57% 2/1/35 (h)	1,119	1,122
4.619% 2/1/35 (h)	3,102	3,091
4.645% 2/1/35 (h)	812	817
4.649% 11/1/34 (h)	3,663	3,671
4.687% 11/1/34 (h)	3,610	3,615
4.74% 7/1/34 (h)	3,182	3,161
4.741% 3/1/35 (h)	1,705	1,705
4.823% 12/1/34 (h)	2,864	2,874
4.847% 12/1/34 (h)	1,153	1,157
5% 6/1/09 to 8/1/35 (g)	485,021	480,134
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - continued
5% 8/1/35 (g)	$ 14,749	$ 14,523
5.123% 2/1/35 (h)	9,265	9,249
5.137% 5/1/35 (h)	1,026	1,028
5.204% 6/1/35 (h)	5,053	5,119
5.366% 12/1/32 (h)	1,541	1,558
5.5% 10/1/08 to 10/1/34	138,688	140,482
5.817% 5/1/35 (h)	6,996	7,070
6% 1/1/11 to 3/1/33	118,632	121,944
6% 8/1/35 (g)	31,824	32,540
6.5% 7/1/12 to 3/1/35	117,835	122,271
6.5% 8/1/35 (g)	25,000	25,883
6.5% 8/1/35 (g)	809	838
7% 8/1/19 to 6/1/33	36,366	38,348
7.5% 5/1/25 to 11/1/31	6,705	7,164
8.5% 1/1/09 to 6/1/21	21	23
10% 8/1/17	2	3
TOTAL FANNIE MAE		1,614,243
Freddie Mac - 0.4%
4.106% 12/1/34 (h)	1,138	1,131
4.13% 12/1/34 (h)	1,636	1,629
4.223% 1/1/35 (h)	1,674	1,668
4.3% 5/1/35 (h)	2,558	2,545
4.311% 12/1/34 (h)	1,467	1,458
4.312% 3/1/35 (h)	1,426	1,422
4.351% 1/1/35 (h)	3,742	3,748
4.368% 3/1/35 (h)	2,141	2,117
4.4% 2/1/35 (h)	2,940	2,908
4.404% 2/1/35 (h)	3,260	3,251
4.446% 3/1/35 (h)	1,325	1,310
4.449% 2/1/34 (h)	1,657	1,650
4.49% 3/1/35 (h)	3,936	3,901
4.497% 6/1/35 (h)	2,063	2,062
4.498% 3/1/35 (h)	9,830	9,765
4.504% 3/1/35 (h)	1,569	1,553
4.565% 2/1/35 (h)	2,247	2,250
5.036% 4/1/35 (h)	8,408	8,459
5.223% 8/1/33 (h)	707	722
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Freddie Mac - continued
6% 5/1/33 to 11/1/33	$ 41,199	$ 42,121
8% 10/1/16 to 4/1/20	195	209
TOTAL FREDDIE MAC		95,879
Government National Mortgage Association - 0.4%
5.5% 10/15/32 to 5/15/34	8,439	8,549
6% 9/15/08 to 12/15/10	2,832	2,912
6.5% 6/15/23 to 2/15/32	15,311	16,046
7% 10/15/17 to 6/15/33	45,892	48,487
7.5% 8/15/21 to 11/15/28	12,940	13,894
8% 4/15/06 to 5/15/32	5,551	5,946
8.5% 11/15/16 to 1/15/31	845	925
9% 3/15/10 to 9/15/20	68	75
9.5% 3/15/23	10	12
11% 7/20/13 to 7/20/20	294	322
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		97,168
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $1,813,303)		1,807,290
Asset-Backed Securities - 1.2%

ACE Securities Corp.:
Series 2003-FM1 Class M2, 5.31% 11/25/32 (h)	3,660	3,703
Series 2004-HE1:
Class M1, 3.96% 2/25/34 (h)	2,225	2,226
Class M2, 4.56% 2/25/34 (h)	2,525	2,526
American Express Credit Account Master Trust:
Series 2001-6 Class B, 3.7381% 12/15/08 (h)	13,200	13,218
Series 2004-C Class C, 3.8881% 2/15/12 (f)(h)	25,639	25,714
Ameriquest Mortgage Securities, Inc. Series 2004-R2:
Class M1, 3.89% 4/25/34 (h)	1,245	1,245
Class M2, 3.94% 4/25/34 (h)	950	950
Asset Backed Securities Corp. Home Equity Loan Trust:
Series 2003-HE2 Class A2, 3.7681% 4/15/33 (h)	1,088	1,088
Series 2003-HE7 Class A3, 3.7481% 12/15/33 (h)	3,968	3,983
Bank One Issuance Trust:
Series 2002-C1 Class C1, 4.3481% 12/15/09 (h)	8,448	8,539
Series 2004-B2 Class B2, 4.37% 4/15/12	13,000	12,866
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Capital One Multi-Asset Execution Trust:
Series 2003-B1 Class B1, 4.5581% 2/17/09 (h)	$ 13,530	$ 13,615
Series 2003-B2 Class B2, 3.5% 2/17/09	7,120	7,079
Series 2003-B4 Class B4, 4.1881% 7/15/11 (h)	6,640	6,747
Series 2004-6 Class B, 4.15% 7/16/12	11,450	11,232
Capital One Prime Auto Receivable Trust Series 2004-3 Class A3, 3.39% 1/15/09	6,000	5,922
CDC Mortgage Capital Trust Series 2003-HE2 Class M2, 5.36% 10/25/33 (h)	3,130	3,185
Chase Credit Card Owner Trust Series 2004-1 Class B, 3.5881% 5/15/09 (h)	4,025	4,024
Citibank Credit Card Issuance Trust:
Series 2000-C2 Class C2, 4.2488% 10/15/07 (h)	14,900	14,910
Series 2003-C1 Class C1, 4.65% 4/7/10 (h)	6,100	6,226
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 3.96% 5/25/34 (h)	5,275	5,282
Series 2004-3 Class M1, 3.96% 6/25/34 (h)	1,500	1,501
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. Series 2005-1:
Class B, 4.878% 6/15/35 (f)	4,987	5,027
Class C, 5.074% 6/15/35 (f)	4,527	4,550
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 4.14% 11/25/33 (h)	1,400	1,409
Class M2, 5.21% 11/25/33 (h)	700	719
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 4.01% 3/25/34 (h)	415	416
Class M4, 4.36% 3/25/34 (h)	325	328
Ford Credit Auto Owner Trust Series 2005-A Class A4, 3.72% 10/15/09	6,000	5,908
GSAMP Trust Series 2004-FM2:
Class M1, 3.96% 1/25/34 (h)	3,500	3,500
Class M2, 4.56% 1/25/34 (h)	1,500	1,500
Class M3, 4.76% 1/25/34 (h)	1,500	1,500
Home Equity Asset Trust:
Series 2003-2:
Class A2, 3.84% 8/25/33 (h)	317	318
Class M1, 4.34% 8/25/33 (h)	3,115	3,149
Series 2003-4:
Class M1, 4.26% 10/25/33 (h)	4,080	4,110
Class M2, 5.36% 10/25/33 (h)	4,825	4,888
Household Home Equity Loan Trust Series 2002-2 Class A, 3.73% 4/20/32 (h)	4,597	4,601
Asset-Backed Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Long Beach Mortgage Loan Trust Series 2003-3 Class M2, 5.31% 7/25/33 (h)	$ 4,765	$ 4,858
MBNA Credit Card Master Note Trust:
Series 2003-B2 Class B2, 3.7781% 10/15/10 (h)	1,610	1,626
Series 2003-B3 Class B3, 3.7631% 1/18/11 (h)	6,730	6,762
Series 2003-B5 Class B5, 3.7581% 2/15/11 (h)	10,255	10,334
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 3.96% 7/25/34 (h)	2,125	2,125
Class M2, 4.01% 7/25/34 (h)	375	375
Class M3, 4.41% 7/25/34 (h)	800	800
Class M4, 4.56% 7/25/34 (h)	525	525
Morgan Stanley ABS Capital I, Inc.:
Series 2002-HE3 Class M1, 4.56% 12/27/32 (h)	1,820	1,843
Series 2003-NC8 Class M1, 4.16% 9/25/33 (h)	2,610	2,625
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 4.46% 1/25/32 (h)	5,341	5,361
Series 2002-NC1 Class M1, 4.26% 2/25/32 (f)(h)	2,827	2,851
Series 2002-NC3 Class M1, 4.18% 8/25/32 (h)	1,480	1,491
New Century Home Equity Loan Trust Series 2003-2 Class A2, 3.89% 1/25/33 (h)	484	484
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57% 6/15/09	1,839	1,819
Nissan Auto Receivables OwnerTrust Series 2005-A Class A4, 3.82% 7/15/10	5,655	5,566
NovaStar Home Equity Loan Series 2004-1:
Class M1, 3.91% 6/25/34 (h)	1,425	1,426
Class M4, 4.435% 6/25/34 (h)	2,395	2,399
Sears Credit Account Master Trust II:
Series 2000-2 Class A, 6.75% 9/16/09	22,525	22,607
Series 2002-4 Class A, 3.5181% 8/18/09 (h)	10,400	10,400
Superior Wholesale Inventory Financing Trust VII Series 2003-A8 Class CTFS, 3.8381% 3/15/11 (f)(h)	9,350	9,344
World Omni Auto Receivables Trust Series 2005-A Class A3, 3.54% 6/12/09	5,060	4,998
TOTAL ASSET-BACKED SECURITIES (Cost $297,907)		298,323
Collateralized Mortgage Obligations - 0.8%
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - 0.7%
Adjustable Rate Mortgage Trust floater Series 2004-4 Class 5A2, 3.86% 3/25/35 (h)	$ 4,268	$ 4,276
Bank of America Mortgage Securities, Inc.:
Series 2003-K:
Class 1A1, 3.3521% 12/25/33 (h)	1,647	1,632
Class 2A1, 4.1867% 12/25/33 (h)	5,847	5,774
Series 2003-L Class 2A1, 3.9876% 1/25/34 (h)	5,340	5,255
Series 2004-B:
Class 1A1, 3.4262% 3/25/34 (h)	3,952	3,903
Class 2A2, 4.1351% 3/25/34 (h)	3,956	3,870
Series 2004-C Class 1A1, 3.3726% 4/25/34 (h)	7,012	6,926
Series 2004-D:
Class 1A1, 3.5597% 5/25/34 (h)	8,920	8,823
Class 2A2, 4.2101% 5/25/34 (h)	11,626	11,460
Series 2004-G Class 2A7, 4.6058% 8/25/34 (h)	9,790	9,757
Series 2004-H Class 2A1, 4.5133% 9/25/34 (h)	10,201	10,103
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 3.83% 4/25/34 (h)	2,232	2,234
Series 2004-AR6 Class 9A2, 3.83% 10/25/34 (h)	4,194	4,197
Master Alternative Loan Trust Series 2004-3 Class 3A1, 6% 4/25/34	1,482	1,499
Master Asset Securitization Trust Series 2004-9 Class 7A1, 6.3188% 5/25/17 (h)	8,944	9,041
Master Seasoned Securitization Trust Series 2004-1 Class 1A1, 6.2437% 8/25/17 (h)	7,040	7,200
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	3,389	3,450
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,557	1,581
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2003-B:
Class B3, 4.9% 7/10/35 (f)(h)	9,072	9,230
Class B4, 5.1% 7/10/35 (f)(h)	6,975	7,105
Class B5, 5.7% 7/10/35 (f)(h)	6,469	6,606
Class B6, 6.2% 7/10/35 (f)(h)	2,799	2,858
Series 2003-CB1:
Class B3, 4.8% 6/10/35 (f)(h)	3,144	3,199
Class B4, 5% 6/10/35 (f)(h)	2,811	2,864
Class B5, 5.6% 6/10/35 (f)(h)	1,919	1,960
Class B6, 6.1% 6/10/35 (f)(h)	1,138	1,162
Collateralized Mortgage Obligations - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Private Sponsor - continued
Residential Finance LP/Residential Finance Development Corp. floater: - continued
Series 2004-B:
Class B4, 4.45% 2/10/36 (f)(h)	$ 1,597	$ 1,621
Class B5, 4.9% 2/10/36 (f)(h)	1,081	1,100
Class B6, 5.35% 2/10/36 (f)(h)	393	401
Series 2004-C:
Class B4, 4.3% 9/10/36 (h)	1,978	2,002
Class B5, 4.7% 9/10/36 (h)	2,176	2,200
Class B6, 5.1% 9/10/36 (h)	297	301
Residential Funding Securities Corp. Series 2003-RP2 Class A1, 3.93% 6/25/33 (f)(h)	4,201	4,217
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,231	1,276
Series 2004-RA2 Class 2A, 7% 7/25/33	2,307	2,357
Wells Fargo Mortgage Backed Securities Trust Series 2004-T Class A1, 3.4526% 9/25/34 (h)	10,601	10,554
TOTAL PRIVATE SPONSOR		161,994
U.S. Government Agency - 0.1%
Freddie Mac Multi-class participation certificates guaranteed planned amortization class:
Seires 2625 Class QX, 2.25% 3/15/22	1,984	1,934
Series 2640 Class QG, 2% 4/15/22	2,556	2,481
Series 2780 Class OC, 4.5% 3/15/17	6,903	6,837
Series 2885 Class PC, 4.5% 3/15/18	9,142	9,035
Series 2888 Class GD, 4.5% 4/15/18	4,800	4,681
Ginnie Mae guaranteed Multi-family pass thru securities sequential pay Series 2002-35 Class C, 5.8918% 10/16/23 (h)	1,495	1,550
TOTAL U.S. GOVERNMENT AGENCY		26,518
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $189,858)		188,512
Commercial Mortgage Securities - 1.1%
	Principal Amount (000s)	Value (Note 1) (000s)
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 3.82% 4/25/34 (f)(h)	$ 6,487	$ 6,498
Class B, 5.36% 4/25/34 (f)(h)	748	757
Class M1, 4.02% 4/25/34 (f)(h)	582	585
Class M2, 4.66% 4/25/34 (f)(h)	582	589
Series 2004-2 Class A, 3.89% 8/25/34 (f)(h)	6,805	6,839
Series 2004-3:
Class A1, 3.83% 1/25/35 (f)(h)	7,250	7,276
Class A2, 3.88% 1/25/35 (f)(h)	1,002	1,005
Class M1, 3.96% 1/25/35 (f)(h)	1,240	1,242
Bear Stearns Commercial Mortgage Securities, Inc.:
sequential pay Series 2004-ESA Class A3, 4.741% 5/14/16 (f)	3,530	3,540
Series 2004-ESA:
Class B, 4.888% 5/14/16 (f)	5,430	5,471
Class C, 4.937% 5/14/16 (f)	3,020	3,049
Class D, 4.986% 5/14/16 (f)	1,460	1,469
Class E, 5.064% 5/14/16 (f)	4,540	4,572
Class F, 5.182% 5/14/16 (f)	1,090	1,100
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 3.1272% 8/1/24 (f)(h)	1,079	923
Commercial Mortgage pass thru certificates floater Series 2004-CNL:
Class B, 3.7881% 9/15/14 (f)(h)	1,965	1,966
Class D, 4.0281% 9/15/14 (f)(h)	605	605
Class E, 4.0881% 9/15/14 (f)(h)	820	821
Class F, 4.1881% 9/15/14 (f)(h)	650	650
Class G, 4.3681% 9/15/14 (f)(h)	1,475	1,476
Class H, 4.4681% 9/15/14 (f)(h)	1,570	1,571
Class J, 4.9881% 9/15/14 (f)(h)	540	542
Class K, 5.3881% 9/15/14 (f)(h)	845	847
Class L, 5.5881% 9/15/14 (f)(h)	680	680
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 1997-C2 Class A2, 6.52% 1/17/35	569	573
Series 2000-C1 Class A2, 7.545% 4/15/62	10,600	11,723
Series 1997-C2 Class D, 7.27% 1/17/35	10,735	11,488
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 6/10/33	8,265	9,224
Equitable Life Assurance Society of the United States Series 174 Class C1, 7.52% 5/15/06 (f)	6,000	6,130
Commercial Mortgage Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae sequential pay Series 1999-10 Class MZ, 6.5% 9/17/38	$ 15,254	$ 16,467
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 7.7015% 4/29/39 (f)(h)	2,900	3,004
First Union-Lehman Brothers Commercial Mortgage Trust sequential pay Series 1997-C2 Class A3, 6.65% 11/18/29	1,901	1,970
Ginnie Mae guaranteed REMIC pass thru securities sequential pay:
Series 2003-22 Class B, 3.963% 5/16/32	8,218	7,932
Series 2003-36 Class C, 4.254% 2/16/31	6,535	6,370
Series 2003-47 Class C, 4.227% 10/16/27	11,610	11,398
Series 2003-59 Class D, 3.654% 10/16/27	12,000	11,326
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class X2, 0.749% 12/10/41 (h)(i)	6,000	178
GS Mortgage Securities Corp. II:
sequential pay:
Series 2001-LIBA Class A2, 6.615% 2/14/16 (f)	7,278	7,953
Series 2003-C1 Class A2A, 3.59% 1/10/40	5,995	5,877
Series 2004-C1 Class A1, 3.659% 10/10/28	29,603	28,854
Series 1998-GLII Class E, 7.1906% 4/13/31 (h)	4,895	5,168
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class B, 7.3% 8/3/15 (f)	2,360	2,573
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0215% 4/25/21 (f)(h)	222	199
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class C, 4.13% 11/20/37 (f)	13,900	12,539
Mortgage Capital Funding, Inc. sequential pay Series 1998-MC2 Class A2, 6.423% 6/18/30	5,968	6,209
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 11/15/07 (f)	32,000	33,361
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $252,665)		254,589
Municipal Securities - 0.0%

Massachusetts Spl. Oblig. Dedicated Tax Rev. 5.5% 1/1/29 (FGIC Insured)	4,300	5,106
Univ. of Virginia Univ. Revs. 5% 6/1/37	2,300	2,443
TOTAL MUNICIPAL SECURITIES (Cost $7,641)		7,549
Foreign Government and Government Agency Obligations - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Chilean Republic 7.125% 1/11/12	$ 18,215	$ 20,497
Israeli State 4.625% 6/15/13	1,870	1,810
United Mexican States:
4.625% 10/8/08	10,610	10,552
5.875% 1/15/14	18,320	18,751
6.75% 9/27/34	8,520	8,980
7.5% 1/14/12	12,100	13,516
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $70,030)		74,106
Supranational Obligations - 0.0%

Corporacion Andina de Fomento 6.875% 3/15/12 (Cost $6,510)	6,580	7,227
Floating Rate Loans - 0.5%

CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Goodyear Tire & Rubber Co. Tranche 2, term loan 6.32% 4/30/10 (h)	450	455
Automobiles - 0.0%
AM General LLC Tranche C2, term loan 12.41% 5/2/12 (h)	6,000	6,405
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. term loan 6.924% 10/1/10 (h)	1,496	1,504
Hilton Head Communications LP Tranche B, term loan 7.5% 3/31/08 (h)	6,500	6,354
		7,858
Media - 0.0%
Century Cable Holdings LLC Tranche B, term loan 8.25% 6/30/09 (h)	5,000	4,950
Textiles, Apparel & Luxury Goods - 0.0%
Xerium Technologies, Inc. Tranche B, term loan 5.49% 5/18/12 (h)	450	456
TOTAL CONSUMER DISCRETIONARY		20,124
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Carrizo Oil & Gas, Inc. Tranche B2, term loan 9.8701% 7/21/10 (h)	5,000	5,100
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Coffeyville Resources LLC Tranche 2, term loan 10.3125% 7/8/13 (h)	$ 3,880	$ 3,996
El Paso Corp.:
Credit-Linked Deposit 5.855% 11/22/09 (h)	1,256	1,267
term loan 6.24% 11/22/09 (h)	2,069	2,094
Kerr-McGee Corp. Tranche B, term loan 5.79% 5/24/11 (h)	10,000	10,188
Trout Coal Holdings LLC / Dakota Tranche 2, term loan 8.5% 3/23/12 (h)	5,300	5,300
		27,945
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
MGM Holdings II, Inc. Tranche B, term loan 5.74% 4/8/12 (h)	2,580	2,609
Olympus Cable Holdings LLC Tranche B, term loan 8.25% 9/30/10 (h)	6,220	6,142
		8,751
Real Estate - 0.0%
LNR Property Corp. Tranche B, term loan 6.3396% 2/3/08 (h)	4,900	4,955
TOTAL FINANCIALS		13,706
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HealthSouth Corp.:
Credit-Linked Deposit 5.94% 6/14/07 (h)	255	258
term loan:
5.98% 6/14/07 (h)	945	956
10.375% 1/16/11 (h)	16,000	16,800
Skilled Healthcare Group, Inc. Tranche 2, term loan 10.8881% 12/15/12 (h)	4,000	4,040
		22,054
INDUSTRIALS - 0.0%
Building Products - 0.0%
Euramax International, Inc./Euramax International Holdings BV Tranche 2, term loan 10.55% 6/29/13 (h)	5,000	5,000
Floating Rate Loans - continued
	Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 0.0%
Envirocare of Utah, Inc. Tranche 2, term loan 8.86% 4/13/10 (h)	$ 4,750	$ 4,809
TOTAL INDUSTRIALS		9,809
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
SunGard Data Systems, Inc. Tranche B, term loan 6.28% 2/10/13 (h)	17,615	17,835
Software - 0.0%
Infor Global Solutions AG Tranche 2, term loan 10.729% 4/18/12 (h)	5,850	5,857
TOTAL INFORMATION TECHNOLOGY		23,692
MATERIALS - 0.0%
Metals & Mining - 0.0%
Murray Energy Corp. Tranche 2, term loan 11.25% 1/28/11 (h)	2,993	3,127
TOTAL FLOATING RATE LOANS (Cost $117,258)		120,457
Money Market Funds - 7.1%
	Shares
Fidelity Cash Central Fund, 3.31% (b)	1,697,628,990	1,697,629
Fidelity Securities Lending Cash Central Fund, 3.32% (b)(c)	14,273,037	14,273
TOTAL MONEY MARKET FUNDS (Cost $1,711,902)		1,711,902
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $21,256,161)		24,518,076
NET OTHER ASSETS - (1.0)%		(242,010)
NET ASSETS - 100%		$ 24,276,066
Swap Agreements
	Expiration Date	Notional Amount (000s)	Value (000s)
Credit Default Swap
Receive quarterly notional amount multiplied by .41% and pay Morgan Stanley upon default event of Sempra Energy, par value of the notional amount of Sempra Energy 6% 2/1/13	Sept. 2010	$ 11,500	$ (4)
Receive quarterly notional amount multiplied by .35% and pay Goldman Sachs upon default event of Southern California Edison Co., par value of the notional amount of Southern California Edison Co. 7.625% 1/15/10	Sept. 2010	6,800	(3)
Receive quarterly notional amount multiplied by .75% and pay Bank of America upon default event of News America, Inc., par value of the notional amount of News America, Inc. 4.75% 3/15/10	April 2010	5,000	50
TOTAL CREDIT DEFAULT SWAP		23,300	43
Interest Rate Swap
Receive quarterly a fixed rate equal to 4.898% and pay quarterly a floating rate based on 3-month LIBOR with Lehman Brothers, Inc.	July 2014	58,025	1,008
Total Return Swap
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 40 basis points with Bank of America	March 2006	10,200	(167)
Receive monthly a return equal to Lehman Brothers CMBS AAA 8.5+ Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Citibank	Oct. 2005	10,200	(253)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 10 basis points with Citibank	Oct. 2005	6,795	(109)
Receive monthly a return equal to Lehman Brothers CMBS U.S. Aggregate Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Lehman Brothers, Inc.	March 2006	2,705	(43)
Swap Agreements - continued
	Expiration Date	Notional Amount (000s)	Value (000s)
Total Return Swap - continued

Receive monthly a return equal to Lehman Brothers Commercial Mortgage Backed Securities AAA Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 25 basis points with Bank of America

	Dec. 2005	$ 11,100	$ (178)
Receive monthly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay monthly a floating rate based on 1-month LIBOR minus 20 basis points with Bank of America	July 2006	10,200	(83)
Receive quarterly a return equal to Banc of America Securities LLC AAA 10 Yr Commercial Mortgage Backed Securities Daily Index and pay quarterly a floating rate based on 3-month LIBOR minus 40 basis points with Bank of America	Nov. 2005	20,400	(80)
TOTAL TOTAL RETURN SWAP		71,600	(913)
		$ 152,925	$ 138
Security Type Abbreviation
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $733,134,000 or 3.0% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(j) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	15.3%
AAA,AA,A	4.5%
BBB	5.3%
BB	1.3%
B	2.5%
CCC,CC,C	0.7%
Not Rated	0.5%
Equities	63.8%
Short-Term Investments and Net Other Assets	6.1%
100.0%
We have used ratings from Moody's Investors Services, Inc. Where Moody's ratings are not available, we have used S&P ratings.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.8%
France	2.1%
United Kingdom	1.8%
Others (individually less than 1%)	6.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2005

Assets
Investment in securities, at value (including securities loaned of $13,591) (cost $21,256,161) - See accompanying schedule		$ 24,518,076
Cash		132
Receivable for investments sold Regular delivery		73,718
Delayed delivery		839
Receivable for fund shares sold		15,627
Dividends receivable		24,750
Interest receivable		74,762
Swap agreements, at value		138
Prepaid expenses		36
Other affiliated receivables		131
Other receivables		853
Total assets		24,709,062

Liabilities
Payable for investments purchased Regular delivery	$ 66,443
Delayed delivery	308,170
Payable for fund shares redeemed	30,854
Accrued management fee	8,502
Other affiliated payables	4,534
Other payables and accrued expenses	220
Collateral on securities loaned, at value	14,273
Total liabilities		432,996

Net Assets		$ 24,276,066
Net Assets consist of:
Paid in capital		$ 20,304,696
Undistributed net investment income		89,458
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		619,861
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,262,051
Net Assets, for 1,268,913 shares outstanding		$ 24,276,066
Net Asset Value, offering price and redemption price per share ($24,276,066 ÷ 1,268,913 shares)		$ 19.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2005

Investment Income
Dividends		$ 336,784
Interest		397,814
Security lending		1,412
Total income		736,010

Expenses
Management fee	$ 98,905
Transfer agent fees	45,146
Accounting and security lending fees	2,059
Independent trustees' compensation	120
Appreciation in deferred trustee compensation account	26
Custodian fees and expenses	655
Registration fees	158
Audit	286
Legal	86
Interest	1
Miscellaneous	248
Total expenses before reductions	147,690
Expense reductions	(1,931)	145,759
Net investment income (loss)		590,251
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	793,874
Foreign currency transactions	86
Swap agreements	7,023
Total net realized gain (loss)		800,983
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,212)	936,366
Assets and liabilities in foreign currencies	4
Swap agreements	(973)
Total change in net unrealized appreciation (depreciation)		935,397
Net gain (loss)		1,736,380
Net increase (decrease) in net assets resulting from operations		$ 2,326,631

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 590,251	$ 528,406
Net realized gain (loss)	800,983	886,546
Change in net unrealized appreciation (depreciation)	935,397	1,211,139
Net increase (decrease) in net assets resulting from operations	2,326,631	2,626,091
Distributions to shareholders from net investment income	(564,084)	(541,033)
Distributions to shareholders from net realized gain	(868,286)	(349,196)
Total distributions	(1,432,370)	(890,229)
Share transactions Proceeds from sales of shares	3,136,924	2,744,034
Reinvestment of distributions	1,371,919	848,271
Cost of shares redeemed	(3,180,952)	(2,885,738)
Net increase (decrease) in net assets resulting from share transactions	1,327,891	706,567
Total increase (decrease) in net assets	2,222,152	2,442,429

Net Assets
Beginning of period	22,053,914	19,611,485
End of period (including undistributed net investment income of $89,458 and undistributed net investment income of $63,695, respectively)	$ 24,276,066	$ 22,053,914
Other Information Shares
Sold	168,318	151,098
Issued in reinvestment of distributions	74,814	47,522
Redeemed	(170,459)	(158,927)
Net increase (decrease)	72,673	39,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 18.44	$ 16.96	$ 15.96	$ 18.69	$ 18.92
Income from Investment Operations
Net investment income (loss) B	.47	.45	.48	.53	.61
Net realized and unrealized gain (loss)	1.39	1.79	.99	(2.35)	.78
Total from investment operations	1.86	2.24	1.47	(1.82)	1.39
Distributions from net investment income	(.45)	(.46)	(.47)	(.56)	(.61)
Distributions from net realized gain	(.72)	(.30)	-	(.35)	(1.01)
Total distributions	(1.17)	(.76)	(.47)	(.91)	(1.62)
Net asset value, end of period	$ 19.13	$ 18.44	$ 16.96	$ 15.96	$ 18.69
Total Return A	10.51%	13.43%	9.45%	(10.06)%	7.56%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.65%	.66%	.65%	.64%
Expenses net of voluntary waivers, if any	.63%	.65%	.66%	.65%	.64%
Expenses net of all reductions	.62%	.64%	.66%	.64%	.63%
Net investment income (loss)	2.53%	2.46%	3.03%	3.03%	3.23%
Supplemental Data
Net assets, end of period (in millions)	$ 24,276	$ 22,054	$ 19,611	$ 18,210	$ 20,921
Portfolio turnover rate	75%	67%	86%	79%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Puritan Fund (the fund) is a fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, swap agreements, foreign currency transactions, passive foreign investment companies (PFIC), prior period premium and discount on debt securities, defaulted bonds, market discount, deferred trustees compensation, financing transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,098,008
Unrealized depreciation	(841,538)
Net unrealized appreciation (depreciation)	3,256,470
Undistributed ordinary income	138,194
Undistributed long-term capital gain	532,950

Cost for federal income tax purposes	$ 21,261,606

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 649,322	$ 738,420
Long-term Capital Gains	783,048	151,809
Total	$ 1,432,370	$ 890,229

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value

Annual Report

2. Operating Policies - continued

Repurchase Agreements - continued

of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Swap Agreements - continued

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund's Schedule of Investments under the caption "Swap Agreements."

Annual Report

2. Operating Policies - continued

Mortgage Dollar Rolls. To earn additional income, the fund may employ trading strategies which involve the sale and simultaneous agreement to repurchase similar securities ("mortgage dollar rolls") or the purchase and simultaneous agreement to sell similar securities ("reverse mortgage dollar rolls"). The securities traded are mortgage securities and bear the same interest rate but may be collateralized by different pools of mortgages. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities which may enhance the yield and total return. In addition, the difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction a fund is entitled to interest and principal payments on the securities purchased. The price differential between the purchase and sale is recorded as an adjustment to investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,116,492 and $5,458,327, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .42% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $51,690 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $108 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $10,247. The weighted average interest rate was 1.81%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,419 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $19 and $493, respectively.

9. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Puritan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Puritan Fund (a fund of Fidelity Puritan Trust) at July 31, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Puritan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Puritan (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Puritan (2005-present). Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Stephen Petersen (49)

Year of Election or Appointment: 2000

Vice President of Puritan. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen managed a variety of Fidelity funds.

George Fischer (44)

Year of Election or Appointment: 2004

Vice President of Puritan. Mr. Fischer is Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Puritan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Puritan. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Puritan. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Puritan. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Puritan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Puritan. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Puritan. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Puritan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Puritan. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Puritan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Puritan. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Puritan. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Puritan Fund voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005, a distribution of $.48 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended July 31, 2005 $672,069,000, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended July 31, 2004 $643,929,000, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

A total of 4.85% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 35%, 35%, 35%, 58% and 58% of the dividends distributed in September, October, December, April and July during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 35%, 35%, 35%, 62% and 62% of the dividends distributed in September, October, December, April and July respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a proprietary custom index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2004, the fund's returns, the returns of a proprietary custom index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the fund's general investment categories in both equity and bond securities.

Annual Report

Puritan Fund Performance Summary vs. Lipper Objective (%):

Cumulative Total Return (%)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
11.8
9.3
9.5
6.4
1 Year
30
25
20
15
10
5
0
27.1
23.0
18.5
9.7
3 Year
45
40
35
30
25
20
15
10
5
0
40.8
31.1
22.8
1.1
5 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 72% 92% 89%

Lipper Objective: Balanced

Benchmark: Fid Bal Composite (Custom)

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also stated that the relative investment performance of the fund was lower than its benchmark over time.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Puritan

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Puritan
75
56
43
75
57
43
75
55
43
75
56
43
73
59
42
Mar-01
Dec-01
Dec-02
Dec-03
Dec-04

TMG %	14%	14%	16%	17%	18%
Funds/Classes	913	912	936	943	931
ASPG Quadrant	1st	1st	2nd	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16995 Bernardo Ctr. Drive
Rancho Bernardo, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

3501 PGA Boulevard
West Palm Beach, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

Annual Report

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Highway 35
Shrewsbury, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

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Fidelity International Investment Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JP Morgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

PUR-UANN-0905
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Value Discovery

Fund

Annual Report

July 31, 2005

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2005	Past 1 year	Life of fund A
Fidelity ® Value Discovery Fund	26.12%	20.43%

A From December 10, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund on December 10, 2002. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Scott Offen, Portfolio Manager of Fidelity® Value Discovery Fund

A late-inning rally on Wall Street helped push some key U.S. equity indexes to four-year highs by the conclusion of the 12-month period ending July 31, 2005. Spurred on by bullish economic data and strong corporate earnings, investors enjoyed a stellar month of July, capping off a turbulent 12-month period for U.S. equity markets. Stock prices bounced up and down during most of the year, moving in cadence with gyrations in the price of crude oil and investors' gathering and ebbing concerns about inflation. The Federal Reserve Board raised short-term interest rates eight times during the period, also affecting overall market sentiment. Despite their fluctuations, the major equity indexes finished on a high note, with the Standard & Poor's 500SM Index and the NASDAQ Composite® Index posting gains of 14.05% and 16.51%, respectively, for the period. The small-cap Russell 2000® Index rose 24.78% and the Russell Midcap® Index jumped 28.93%, while the blue-chips' Dow Jones Industrial AverageSM advanced only 7.29%.

For the 12 months that ended July 31, 2005, the fund returned 26.12%, easily outperforming the Russell 3000® Value Index and the LipperSM Growth Funds Average, which returned 19.68% and 15.92%, respectively. Stock selection and sector positioning contributed to the fund's solid absolute performance and its relative outperformance of the Russell 3000 Value Index. Stock selection in the energy and industrials sectors was particularly helpful, as was the fund's underweighting in financials. An out-of-index position in oilfield services firm Halliburton was the main contributor to the fund's relative performance, as the firm benefited from rising energy prices. Overweighting strong-performing Texas-based electric utility TXU, while shying away from major index components that lagged, including financial services giant Citigroup and conglomerate General Electric, also helped the fund's performance. The main detractor from the fund's absolute and relative performance was Canadian technology hardware firm Celestica, which is not part of the Russell index. Underweighting or not owning integrated oil companies in the index that fared well, notably Exxon Mobil and ConocoPhillips, also held back the fund's relative return.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005 to July 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2005	Ending Account Value July 31, 2005	Expenses Paid During Period* February 1, 2005 to July 31, 2005
Actual	$ 1,000.00	$ 1,122.20	$ 4.95
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.13	$ 4.71

* Expenses are equal to the Fund's annualized expense ratio of .94%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Halliburton Co.	2.9	2.0
Smith International, Inc.	2.2	1.0
Monsanto Co.	2.1	0.6
Baker Hughes, Inc.	2.1	0.0
Fluor Corp.	2.0	0.0
Corn Products International, Inc.	2.0	0.5
American International Group, Inc.	2.0	2.1
Valero Energy Corp.	1.8	1.1
Nash-Finch Co.	1.5	0.0
Lehman Brothers Holdings, Inc.	1.3	2.3
	19.9
Top Five Market Sectors as of July 31, 2005
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.4	17.4
Energy	16.6	14.0
Financials	13.9	18.5
Consumer Discretionary	10.6	11.9
Industrials	10.1	6.8
Asset Allocation (% of fund's net assets)
As of July 31, 2005*		As of January 31, 2005**
	Stocks 98.5%		Stocks 99.4%
	Convertible Securities 0.4%		Convertible Securities 0.0%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	9.4%	** Foreign investments	10.1%

Annual Report

Investments July 31, 2005

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.2%
Auto Components - 0.5%
American Axle & Manufacturing Holdings, Inc.	31,300	$ 862,315
Automobiles - 0.2%
National R.V. Holdings, Inc. (a)	43,691	334,236
Hotels, Restaurants & Leisure - 2.5%
Brinker International, Inc. (a)	11,800	482,620
Carnival Corp. unit	6,800	356,320
CBRL Group, Inc.	10,000	391,700
Domino's Pizza, Inc.	14,900	372,798
McDonald's Corp.	54,300	1,692,531
Outback Steakhouse, Inc.	17,900	833,782
		4,129,751
Household Durables - 0.6%
Champion Enterprises, Inc. (a)	85,300	1,028,718
Internet & Catalog Retail - 0.9%
eBay, Inc. (a)	33,900	1,416,342
Leisure Equipment & Products - 0.5%
Eastman Kodak Co.	18,100	483,994
Escalade, Inc.	29,600	407,296
		891,290
Media - 2.3%
E.W. Scripps Co. Class A	7,200	363,816
EchoStar Communications Corp. Class A	11,000	315,920
Lamar Advertising Co. Class A (a)	15,151	666,796
News Corp.:
Class A	17,952	294,054
Class B	16,000	277,440
The New York Times Co. Class A	6,000	189,120
Tribune Co.	5,300	193,450
Univision Communications, Inc. Class A (a)	24,900	704,172
Walt Disney Co.	14,700	376,908
XM Satellite Radio Holdings, Inc. Class A (a)	11,500	409,745
		3,791,421
Multiline Retail - 1.5%
Federated Department Stores, Inc.	14,000	1,062,180
JCPenney Co., Inc.	13,000	729,820
Nordstrom, Inc.	18,600	688,386
		2,480,386
Specialty Retail - 0.6%
Edgars Consolidated Stores Ltd.	49,000	237,777
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Home Depot, Inc.	10,900	$ 474,259
Hot Topic, Inc. (a)	18,200	310,128
		1,022,164
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	11,640	484,340
Polo Ralph Lauren Corp. Class A	5,100	251,124
Warnaco Group, Inc. (a)	9,100	221,585
		957,049
TOTAL CONSUMER DISCRETIONARY		16,913,672
CONSUMER STAPLES - 7.7%
Food & Staples Retailing - 2.8%
Nash-Finch Co.	62,500	2,576,875
Safeway, Inc.	26,193	636,490
Wal-Mart Stores, Inc.	30,500	1,505,175
		4,718,540
Food Products - 2.6%
Corn Products International, Inc.	136,488	3,285,266
Ralcorp Holdings, Inc.	15,300	657,900
The J.M. Smucker Co.	7,200	342,504
		4,285,670
Household Products - 0.8%
Colgate-Palmolive Co.	15,000	794,100
Procter & Gamble Co.	11,300	628,619
		1,422,719
Personal Products - 0.3%
Gillette Co.	8,300	445,461
Tobacco - 1.2%
Altria Group, Inc.	28,700	1,921,752
TOTAL CONSUMER STAPLES		12,794,142
ENERGY - 16.6%
Energy Equipment & Services - 12.4%
Baker Hughes, Inc.	60,300	3,409,362
GlobalSantaFe Corp.	18,500	832,315
Grant Prideco, Inc. (a)	2,015	64,682
Halliburton Co.	86,800	4,865,137
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a)	24,400	$ 1,596,980
National Oilwell Varco, Inc. (a)	42,754	2,238,172
Noble Corp.	12,600	846,468
Pride International, Inc. (a)	59,834	1,556,881
Savanna Energy Services Corp. (a)	45,100	814,073
Smith International, Inc.	54,019	3,670,051
Transocean, Inc. (a)	14,000	790,020
		20,684,141
Oil, Gas & Consumable Fuels - 4.2%
Energy Partners Ltd. (a)	24,700	653,562
Forest Oil Corp. (a)	17,800	796,728
Peabody Energy Corp.	13,400	880,916
Quicksilver Resources, Inc. (a)	19,650	832,374
Range Resources Corp.	25,400	775,716
Valero Energy Corp.	36,000	2,980,080
		6,919,376
TOTAL ENERGY		27,603,517
FINANCIALS - 13.9%
Capital Markets - 2.8%
Lehman Brothers Holdings, Inc.	21,590	2,269,757
Merrill Lynch & Co., Inc.	16,310	958,702
Morgan Stanley	6,500	344,825
optionsXpress Holdings, Inc.	29,900	484,978
State Street Corp.	13,600	676,464
		4,734,726
Commercial Banks - 3.0%
Bank of America Corp.	50,500	2,201,800
Standard Chartered PLC (United Kingdom)	82,800	1,615,329
Wells Fargo & Co.	20,000	1,226,800
		5,043,929
Consumer Finance - 1.0%
American Express Co.	29,700	1,633,500
Insurance - 4.7%
AFLAC, Inc.	22,400	1,010,240
AMBAC Financial Group, Inc.	4,800	344,832
American International Group, Inc.	54,200	3,262,840
Genworth Financial, Inc. Class A (non-vtg.)	12,900	404,544
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - continued
Hartford Financial Services Group, Inc.	8,900	$ 717,073
MetLife, Inc.	15,000	737,100
Montpelier Re Holdings Ltd.	6,700	240,664
The St. Paul Travelers Companies, Inc.	22,900	1,008,058
		7,725,351
Real Estate - 2.4%
Digital Realty Trust, Inc.	1,300	24,622
Equity Lifestyle Properties, Inc.	48,774	2,149,470
Equity Residential (SBI)	18,600	751,440
General Growth Properties, Inc.	10,690	491,526
Kimco Realty Corp.	7,500	492,450
		3,909,508
TOTAL FINANCIALS		23,047,014
HEALTH CARE - 7.9%
Biotechnology - 1.0%
Biogen Idec, Inc. (a)	24,000	942,960
Cephalon, Inc. (a)	18,600	779,340
		1,722,300
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	28,700	1,127,049
CONMED Corp. (a)	12,000	361,320
Dade Behring Holdings, Inc.	11,800	894,440
Fisher Scientific International, Inc. (a)	7,900	529,695
Thermo Electron Corp. (a)	16,300	486,718
		3,399,222
Health Care Providers & Services - 3.8%
Cardinal Health, Inc.	13,900	828,162
Community Health Systems, Inc. (a)	10,200	393,822
Health Net, Inc. (a)	23,500	911,800
Henry Schein, Inc. (a)	16,600	716,622
McKesson Corp.	36,100	1,624,500
ProxyMed, Inc. (a)	14,900	118,157
Sunrise Senior Living, Inc. (a)	5,000	265,000
UnitedHealth Group, Inc.	15,200	794,960
WebMD Corp. (a)	65,800	698,138
		6,351,161
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 1.0%
Pfizer, Inc.	43,300	$ 1,147,450
Roche Holding AG (participation certificate)	3,300	448,725
		1,596,175
TOTAL HEALTH CARE		13,068,858
INDUSTRIALS - 10.1%
Aerospace & Defense - 1.9%
Goodrich Corp.	10,500	464,520
Honeywell International, Inc.	41,600	1,634,048
Precision Castparts Corp.	7,362	662,433
The Boeing Co.	6,100	402,661
		3,163,662
Air Freight & Logistics - 0.3%
PhileoAllied BHD	541,300	534,011
Airlines - 1.2%
AirTran Holdings, Inc. (a)	76,200	871,728
Delta Air Lines, Inc. (a)	123,600	365,856
JetBlue Airways Corp. (a)	37,627	790,167
		2,027,751
Construction & Engineering - 2.3%
Dycom Industries, Inc. (a)	22,514	549,342
Fluor Corp.	51,796	3,304,585
		3,853,927
Industrial Conglomerates - 1.2%
General Electric Co.	55,600	1,918,200
Machinery - 1.9%
Actuant Corp. Class A (a)	8,700	404,811
Albany International Corp. Class A	20,900	732,336
ITT Industries, Inc.	3,700	393,680
Kennametal, Inc.	1,000	47,530
Manitowoc Co., Inc.	10,800	493,020
SPX Corp.	10,400	508,352
Watts Water Technologies, Inc. Class A	13,400	489,100
		3,068,829
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	9,600	520,800
Laidlaw International, Inc.	12,500	321,250
		842,050
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.8%
UAP Holding Corp.	18,100	$ 351,140
WESCO International, Inc. (a)	27,300	929,838
		1,280,978
TOTAL INDUSTRIALS		16,689,408
INFORMATION TECHNOLOGY - 17.4%
Communications Equipment - 1.5%
Andrew Corp. (a)	35,120	385,969
Avaya, Inc. (a)	50,410	520,735
Cisco Systems, Inc. (a)	32,700	626,205
Comverse Technology, Inc. (a)	11,200	283,248
Powerwave Technologies, Inc. (a)	55,600	637,732
		2,453,889
Computers & Peripherals - 1.9%
Avid Technology, Inc. (a)	5,000	205,750
Dell, Inc. (a)	11,400	461,358
EMC Corp. (a)	38,100	521,589
Hewlett-Packard Co.	19,200	472,704
Maxtor Corp. (a)	110,800	653,720
Seagate Technology	42,800	829,036
		3,144,157
Electronic Equipment & Instruments - 6.1%
Agilent Technologies, Inc. (a)	30,100	789,824
Amphenol Corp. Class A	12,600	561,204
Arrow Electronics, Inc. (a)	24,100	723,482
Avnet, Inc. (a)	29,955	784,222
Celestica, Inc. (sub. vtg.) (a)	54,900	638,523
Flextronics International Ltd. (a)	111,600	1,511,064
FLIR Systems, Inc. (a)	20,500	674,245
Hon Hai Precision Industries Co. Ltd.	136,000	763,853
Mettler-Toledo International, Inc. (a)	13,300	698,250
Molex, Inc.	24,500	691,880
Solectron Corp. (a)	131,000	503,040
Symbol Technologies, Inc.	33,456	389,428
Tech Data Corp. (a)	9,240	358,327
Vishay Intertechnology, Inc. (a)	35,100	492,102
Xyratex Ltd. (a)	26,700	447,225
		10,026,669
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	16,900	$ 563,446
IT Services - 1.0%
Accenture Ltd. Class A (a)	13,000	325,520
Affiliated Computer Services, Inc. Class A (a)	9,600	479,712
Ceridian Corp. (a)	34,800	728,364
DST Systems, Inc. (a)	3,900	197,964
		1,731,560
Office Electronics - 0.8%
Xerox Corp. (a)	39,300	519,153
Zebra Technologies Corp. Class A (a)	21,500	838,500
		1,357,653
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	19,000	744,800
ASML Holding NV (NY Shares) (a)	24,159	425,198
DSP Group, Inc. (a)	30,300	755,985
Freescale Semiconductor, Inc. Class B	500	12,875
Intel Corp.	27,400	743,636
Lam Research Corp. (a)	12,500	355,625
Maxim Integrated Products, Inc.	18,900	791,343
National Semiconductor Corp.	33,530	828,526
PMC-Sierra, Inc. (a)	1,900	18,677
Teradyne, Inc. (a)	13,573	210,789
Varian Semiconductor Equipment Associates, Inc. (a)	11,400	473,328
		5,360,782
Software - 2.6%
BEA Systems, Inc. (a)	77,700	703,962
Hummingbird Ltd. (a)	15,300	288,667
Macrovision Corp. (a)	18,900	412,587
Microsoft Corp.	40,480	1,036,693
NAVTEQ Corp.	9,400	413,318
RADWARE Ltd. (a)	18,200	309,946
Symantec Corp. (a)	34,600	760,162
TIBCO Software, Inc. (a)	43,800	336,822
		4,262,157
TOTAL INFORMATION TECHNOLOGY		28,900,313
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 6.7%
Chemicals - 3.6%
Albemarle Corp.	10,600	$ 403,860
Ashland, Inc.	14,300	878,735
Chemtura Corp.	32,090	505,097
Cytec Industries, Inc.	6,100	276,818
Monsanto Co.	50,800	3,422,396
Spartech Corp.	23,600	442,028
		5,928,934
Construction Materials - 0.1%
Eagle Materials, Inc. Class B	1,800	179,388
Containers & Packaging - 0.6%
Packaging Corp. of America	20,800	442,000
Smurfit-Stone Container Corp. (a)	50,400	611,352
		1,053,352
Metals & Mining - 2.1%
Alcan, Inc.	19,300	652,608
Alcoa, Inc.	23,400	656,370
Carpenter Technology Corp.	7,000	438,480
Meridian Gold, Inc. (a)	35,100	629,269
Placer Dome, Inc.	38,100	529,015
Teck Cominco Ltd. Class B (sub. vtg.)	14,400	550,666
		3,456,408
Paper & Forest Products - 0.3%
Canfor Corp. (a)	26,400	308,343
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	13,500	162,675
		471,018
TOTAL MATERIALS		11,089,100
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 2.2%
BellSouth Corp.	20,040	553,104
Citizens Communications Co.	21,000	275,940
New Skies Satellites Holdings Ltd.	23,500	486,450
SBC Communications, Inc.	74,920	1,831,794
Verizon Communications, Inc.	16,900	578,487
		3,725,775
Wireless Telecommunication Services - 2.3%
American Tower Corp. Class A (a)	64,525	1,482,785
Bharti Televentures Ltd. (a)	39,600	265,222
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp. (a)	79,310	$ 1,725,786
MTN Group Ltd.	20,300	143,500
SpectraSite, Inc. (a)	2,700	220,590
		3,837,883
TOTAL TELECOMMUNICATION SERVICES		7,563,658
UTILITIES - 3.5%
Electric Utilities - 1.3%
Exelon Corp.	14,700	786,744
ITC Holdings Corp.	300	8,400
PG&E Corp.	19,100	718,733
PPL Corp.	2,700	166,266
Sierra Pacific Resources (a)	36,300	471,174
		2,151,317
Independent Power Producers & Energy Traders - 1.4%
AES Corp. (a)	44,900	720,645
TXU Corp.	18,390	1,593,310
		2,313,955
Multi-Utilities - 0.8%
CMS Energy Corp. (a)	46,935	743,450
Public Service Enterprise Group, Inc.	8,300	533,690
		1,277,140
TOTAL UTILITIES		5,742,412
TOTAL COMMON STOCKS (Cost $141,022,802)		163,412,094
Convertible Preferred Stocks - 0.4%

CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
General Motors Corp. Series A, 4.50%	27,000	663,660
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $616,950)		663,660
Money Market Funds - 1.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.31% (b) (Cost $2,201,464)	2,201,464	$ 2,201,464
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $143,841,216)		166,277,218
NET OTHER ASSETS - (0.2)%		(399,286)
NET ASSETS - 100%		$ 165,877,932
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent quarter end is available upon request.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2005

Assets
Investment in securities, at value (cost $143,841,216) - See accompanying schedule		$ 166,277,218
Foreign currency held at value (cost $321,376)		316,082
Receivable for investments sold		2,474,425
Receivable for fund shares sold		1,999,886
Dividends receivable		55,802
Interest receivable		7,220
Prepaid expenses		102
Other receivables		52,881
Total assets		171,183,616

Liabilities
Payable for investments purchased	$ 5,118,984
Payable for fund shares redeemed	25,971
Accrued management fee	78,125
Other affiliated payables	35,888
Other payables and accrued expenses	46,716
Total liabilities		5,305,684

Net Assets		$ 165,877,932
Net Assets consist of:
Paid in capital		$ 138,636,490
Undistributed net investment income		183,067
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,629,245
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,429,130
Net Assets, for 10,882,045 shares outstanding		$ 165,877,932
Net Asset Value, offering price and redemption price per share ($165,877,932 ÷ 10,882,045 shares)		$ 15.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2005

Investment Income
Dividends		$ 1,073,198
Interest		56,726
Security lending		8,488
Total income		1,138,412

Expenses
Management fee Basic fee	$ 538,502
Performance adjustment	(24,984)
Transfer agent fees	245,853
Accounting and security lending fees	37,686
Independent trustees' compensation	430
Custodian fees and expenses	12,631
Registration fees	48,941
Audit	43,934
Legal	351
Miscellaneous	6
Total expenses before reductions	903,350
Expense reductions	(51,411)	851,939
Net investment income (loss)		286,473
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	5,404,605
Foreign currency transactions	1,707
Total net realized gain (loss)		5,406,312
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,595)	16,907,501
Assets and liabilities in foreign currencies	(5,257)
Total change in net unrealized appreciation (depreciation)		16,902,244
Net gain (loss)		22,308,556
Net increase (decrease) in net assets resulting from operations		$ 22,595,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2005	Year ended July 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 286,473	$ (102,159)
Net realized gain (loss)	5,406,312	3,155,469
Change in net unrealized appreciation (depreciation)	16,902,244	2,818,011
Net increase (decrease) in net assets resulting from operations	22,595,029	5,871,321
Distributions to shareholders from net investment income	(109,509)	-
Distributions to shareholders from net realized gain	(2,561,888)	(1,011,654)
Total distributions	(2,671,397)	(1,011,654)
Share transactions Proceeds from sales of shares	112,539,531	50,271,629
Reinvestment of distributions	2,524,169	956,450
Cost of shares redeemed	(28,089,975)	(32,080,890)
Net increase (decrease) in net assets resulting from share transactions	86,973,725	19,147,189
Total increase (decrease) in net assets	106,897,357	24,006,856

Net Assets
Beginning of period	58,980,575	34,973,719
End of period (including undistributed net investment income of $183,067 and undistributed net investment income of $0, respectively)	$ 165,877,932	$ 58,980,575
Other Information Shares
Sold	8,087,785	4,011,736
Issued in reinvestment of distributions	206,576	81,454
Redeemed	(2,079,728)	(2,580,456)
Net increase (decrease)	6,214,633	1,512,734

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.64	$ 11.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.03)	(.01)
Net realized and unrealized gain (loss)	3.12	1.87	1.10
Total from investment operations	3.16	1.84	1.09
Distributions from net investment income	(.02)	-	-
Distributions from net realized gain	(.54)	(.29)	-
Total distributions	(.56)	(.29)	-
Net asset value, end of period	$ 15.24	$ 12.64	$ 11.09
Total Return B, C	26.12%	16.81%	10.90%
Ratios to Average Net Assets F
Expenses before expense reductions	.96%	1.13%	1.63% A
Expenses net of voluntary waivers, if any	.96%	1.13%	1.50% A
Expenses net of all reductions	.91%	1.08%	1.44% A
Net investment income (loss)	.30%	(.21)%	(.14)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,878	$ 58,981	$ 34,974
Portfolio turnover rate	113%	164%	158% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 10, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2005

1. Significant Accounting Policies.

Fidelity Value Discovery Fund (the fund) is a non-diversified fund of Fidelity Puritan Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,200,299
Unrealized depreciation	(2,599,333)
Net unrealized appreciation (depreciation)	21,600,966
Undistributed ordinary income	2,298,233
Undistributed long-term capital gain	3,061,597

Cost for federal income tax purposes	$ 144,676,252

The tax character of distributions paid was as follows:

	July 31, 2005	July 31, 2004
Ordinary Income	$ 1,002,742	$ 1,011,654
Long-term Capital Gains	1,668,655	-
Total	$ 2,671,397	$ 1,011,654

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $188,979,840 and $105,879,252, respectively.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment took effect in December 2003. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $64,429 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,498 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $51,411 for the period.

8. Other.

The fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the Fund), a fund of Fidelity Puritan Trust, including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years ended July 31, 2005 and for the period December 10, 2002, commencement of operations, to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Value Discovery Fund as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two years ended July 31, 2005 and for the period December 10, 2002, commencement of operations, to July 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Stephen P. Jonas, and Kenneth L. Wolfe, each of the Trustees oversees 320 funds advised by FMR or an affiliate. Mr. McCoy oversees 322 funds advised by FMR or an affiliate. Mr. Jonas and Mr. Wolfe oversee 311 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMR Co., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005) and managed a number of Fidelity funds.

Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Value Discovery (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the Independent Trustees (2005-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Marvin L. Mann (72)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the Independent Trustees (2001-present). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005-present) or Member of the Advisory Board (2004-present) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Puritan Trust. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Puritan Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Value Discovery. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Scott Offen (45)
Year of Election or Appointment: 2003 Vice President of Value Discovery. Prior to assuming his current responsibilities, Mr. Offen worked as a research analyst and portfolio manager.
Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of Value Discovery. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Value Discovery. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Value Discovery. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of Value Discovery. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present) which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Value Discovery. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Value Discovery. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Value Discovery. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (35)

Year of Election or Appointment: 2005

Deputy Treasurer of Value Discovery. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Discovery. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (51)
Year of Election or Appointment: 2004 Assistant Treasurer of Value Discovery. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (50)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Discovery. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (46)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Value Discovery. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Discovery voted to pay on September 12, 2005, to shareholders of record at the opening of business on September 9, 2005 a distribution of $.43 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.01 per share from net investment income.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended (July 31, 2005,) $3,263,502, or, if subsequently determined to be different, the net capital gain of such year, and for dividends with respect to the taxable year ended (July 31, 2004,) $1,504,069, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

The fund designates 22% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 27% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Value Discovery Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using "soft" commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment-grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment-grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2004, the fund's return, the return of a broad-based securities market index ("benchmark"), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Value Discovery Fund Performance Summary vs. Lipper Objective (%):

18
16
14
12
10
8
6
4
2
0
Cumulative Total Return (%)
16.9
14.6
12.8
6.4
1 Year
75th Percentile
Fund Return
Benchmark Return
25th Percentile

% Beaten 84%

Lipper Objective: Growth

SEC Benchmark: Russell 3000 Value

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of the fund was in the first quartile for the one-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds with different investment mandates (some broader, some narrower) than the fund. For example, the peer group includes funds that are not limited to a particular investment style, funds that focus on growth-oriented stocks, and funds that (like the fund) focus their investments on value-oriented securities. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one-year period. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent launch.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board's and FMR's concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR's recent reorganization of its senior management team and FMR's plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile ("quadrant") in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Value Discovery

Historical Management Fees vs. Competitive Medians (BP):

Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
Value Discovery
Value Discovery including Perf. Fee
Fund Commenced Operations 12/10/02
84
100
58
83
91
58
58
83
88
57
53
Dec-02
Dec-03
Dec-04

	Dec-02	Dec-03	Dec-04
TMG %	14%	14%	15%
Funds/Classes	1,289	1,296	1,305
ASPG Quadrant	1st	1st	1st

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity's fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) compensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund's existing Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FVD-UANN-0905
1.789714.102

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2005, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund and Fidelity Puritan Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Balanced Fund	$107,000	$98,000
Fidelity Low-Priced Stock Fund	$184,000	$135,000
Fidelity Puritan Fund	$226,000	$205,000
All funds in the Fidelity Group of Funds audited by PwC	$11,600,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Value Discovery Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Value Discovery Fund	$34,000	$33,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,800,000	$4,200,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Balanced Fund	$0	$0
Fidelity Low-Priced Stock Fund	$0	$0
Fidelity Puritan Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Value Discovery Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Balanced Fund	$4,200	$3,900
Fidelity Low-Priced Stock Fund	$2,500	$2,300
Fidelity Puritan Fund	$4,200	$3,900
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Value Discovery Fund	$3,100	$3,100
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Balanced Fund	$12,100	$9,300
Fidelity Low-Priced Stock Fund	$31,200	$22,800
Fidelity Puritan Fund	$21,900	$19,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Value Discovery Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$280,000	$280,000
Deloitte Entities	$210,000	$790,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2005
Fidelity Balanced Fund	0%
Fidelity Low-Priced Stock Fund	0%
Fidelity Puritan Fund	0%

According to Deloitte Entities for the fiscal year ended July 31, 2005, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2005
Fidelity Value Discovery Fund	0%

(g) For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by PwC of $3,650,000A and $1,900,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$400,000	$400,000
Non-Covered Services	$3,250,000	$1,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended July 31, 2005 and July 31, 2004, the aggregate fees billed by Deloitte Entities of $600,000A and $2,000,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$200,000	$800,000
Non-Covered Services	$400,000	$1,200,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 21, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 21, 2005